     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998


                                                               FILE NO. 33-61599
                                                               FILE NO. 811-7337
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS

                           REGISTERED ON FORM N-8B-2
                         POST-EFFECTIVE AMENDMENT NO. 3


                            ------------------------

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                       PROTECTIVE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2801 Highway 280 South
                           Birmingham, Alabama 35223
              (Address of Depositor's Principal Executive Offices)

                                    COPY TO:

          Nancy Kane, Esquire                    Stephen E. Roth, Esquire
         2801 Highway 280 South                Sutherland, Asbill & Brennan
       Birmingham, Alabama 35223              1275 Pennsylvania Avenue, N.W.
       (Name and Address of Agent              Washington, D.C. 20004-2404
        for Service of Process)

    It is proposed that this filing become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485;

    /X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485;

    / / 60 days after filing pursuant to paragraph (a) of Rule 485; / / on (date) pursuant to paragraph (a)(i) of Rule 485


         TITLE OF SECURITIES BEING REGISTERED: INTERESTS IN A SEPARATE
            ACCOUNT ISSUED THROUGH VARIABLE LIFE INSURANCE POLICIES.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       REGISTRATION STATEMENT ON FORM S-6
                             CROSS-REFERENCE SHEET

   FORM N-8B-2
     ITEM NO.       CAPTION IN PROSPECTUS
------------------  -------------------------------------------------------------------------------------------
         1          Cover Page
         2          Cover Page
         3          Inapplicable
         4          Sale of the Policies
         5          Protective Variable Life Separate Account
         6          Protective Variable Life Separate Account
         7          Inapplicable
         8          Inapplicable
         9          Legal Matters
        10(a)       The Policy
        10(b)       The Policy
        10(c)       Surrender Privilege; Withdrawal Privilege; Policy Loans; Payment Options
        10(d)       Cancellation Privilege; Special Transfer Privilege; Exchange Privilege; Withdrawal
                    Privilege; Policy Loans; Payment Options
        10(e)       Policy Lapse and Reinstatement
        10(f)       Voting Rights
        10(g),(h)   Other Investors in the Funds; Addition, Deletion and Substitution of Investments; Voting
                    Rights; Purchasing a Policy; Changes in the Policy or Benefits
        10(i)       Other Policy Benefits and Provisions; Death Benefit Proceeds; Payment Options; The Fixed
                    Account; Maturity Benefits; Limits on the Right to Contest the Policy; Suspension or Delay
                    of Payments; Arbitration; Supplemental Benefits and/or Riders; Tax Considerations
        11          The Funds
        12          The Funds
        13          Charges and Deductions; Sale of the Policies; Illustrations of Policy Values, Surrender
                    Values, Death Benefits and Accumulated Premiums
        14          Purchasing a Policy; Cancellation Privilege; Premium Payments; Net Premium Allocations;
        15          Purchasing a Policy; Cancellation Privilege; Premium Payments; Net Premium Allocations;
        16          The Funds
        17          Captions referenced under Items 10(c), (d), and (e) above
        18          Protective Variable Life Separate Account; The Funds; Calculation of Policy Values; Tax
                    Considerations
        19          Voting Rights; Reports to Policy Owners; Sale of the Policies
        20          Captions referenced under Items 6 and 10(g) above
        21          Policy Loans
        22          Protective Variable Life Separate Account; Financial Statements

   FORM N-8B-2
     ITEM NO.       CAPTION IN PROSPECTUS
------------------  -------------------------------------------------------------------------------------------
        23          Inapplicable
        24          Protective Life Directors and Executive Officers; State Regulation
        25          Protective Life Insurance Company
        26          Charges and Deductions
        27          Protective Life Insurance Company
        28          Protective Life Directors and Executive Officers
        29          Protective Life Insurance Company
        30          Inapplicable
        31          Inapplicable
        32          Inapplicable
        33          Inapplicable
        34          Sale of the Policies
        35          Protective Life Insurance Company
        36          Inapplicable
        37          Inapplicable
        38          Sale of the Policies
        39          Sale of the Policies
        40          Sale of the Policies
        41(a)       Sale of the Policies
        42          Inapplicable
        43          Inapplicable
        44(a)       Calculation of Policy Values; Premium Payments; Charges and Deductions
        44(b)       Charges and Deductions
        44(c)       Charges and Deductions
        45          Inapplicable
        46          Calculation of Policy Values; Surrender Privilege; Withdrawal Privilege; Charges and
                    Deductions; Illustrations of Policy Values, Surrender Values, Death Benefits and
                    Accumulated Premiums
        47          Inapplicable
        48          Inapplicable
        49          Inapplicable
        50          Inapplicable
        51          Summary and Diagram of the Policy; The Policy; Policy Benefits
        52          Addition, Deletion and Substitution of Investments
        53          Tax Considerations
        54          Inapplicable
        55          Inapplicable
        56          Inapplicable
        57          Inapplicable
        58          Inapplicable
        59          Financial Statements

                                   PROSPECTUS

      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                  Issued by: PROTECTIVE LIFE INSURANCE COMPANY
                             2801 Highway 280 South
                           Birmingham, Alabama 35223
                            Telephone (800) 866-3555
--------------------------------------------------------------------------------

    This prospectus describes an individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy, and at the same time provide the Owner with the flexibility to vary the amount and timing of premium payments and, within certain limits, to change the amount of death benefits payable under the Policy. This flexibility permits the Owner to provide for changing insurance needs with a single insurance policy. This Policy may not be available in all jurisdictions.


    The Owner may, within limits, allocate Net Premium payments and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). Discussions of values under the Policy in this prospectus generally relate only to the values allocated to the Variable Account. The assets of each Sub-Account of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of Protective Investment Company, Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust and Calvert Variable Series, Inc..


    The prospectuses for the Funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. The Owner bears the entire investment risk for Policy Value allocated to a Sub-Account. Consequently, except as to Policy Value allocated to the Fixed Account, the Policy has no guaranteed minimum Surrender Value.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy, or convert it to a Policy that provides benefits that do not vary with the investment results of a separate account by exercising the Special Transfer Right.

    POLICIES (EXCEPT FOR POLICIES ISSUED IN CERTAIN STATES) INCLUDE AN ARBITRATION PROVISION THAT MANDATES RESOLUTION OF ALL DISPUTES ARISING UNDER THE POLICY THROUGH BINDING ARBITRATION. THIS PROVISION IS INTENDED TO RESTRICT AN OWNER'S ABILITY TO LITIGATE SUCH DISPUTES. SEE "ARBITRATION".

    Please read this prospectus and the prospectus for each of the Funds carefully and retain copies for future reference. This prospectus must be accompanied or preceded by the current prospectus for each of the Funds.

    AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 1998

                              PROSPECTUS CONTENTS


                                                                                                                PAGE
                                                                                                                -----
DEFINITIONS OF TERMS.......................................................................................           5
SUMMARY AND DIAGRAM OF THE POLICY..........................................................................           7
EXPENSE TABLES.............................................................................................          10
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS..............................          12
  Protective Life Insurance Company........................................................................          12
  Protective Variable Life Separate Account................................................................          12
  The Funds................................................................................................          13
    - The PIC Funds........................................................................................          13
    - The Oppenheimer Funds................................................................................          14
    - The MFS Funds........................................................................................          14
    - The Calvert Variable Series..........................................................................          15
  Other Investors in the Funds.............................................................................          15
  Addition, Deletion or Substitution of Investments........................................................          16
  Voting Rights............................................................................................          17
THE POLICY.................................................................................................          17
  Purchasing a Policy......................................................................................          17
  Cancellation Privilege...................................................................................          18
  Premium Payments.........................................................................................          18
    - Minimum Initial Premium Payment......................................................................          18
    - Planned Periodic Premium Payments....................................................................          18
    - Unscheduled Premium Payments.........................................................................          19
    - Premium Payment Limitations..........................................................................          19
    - No-Lapse Guarantee...................................................................................          19
    - Premium Payments Upon Increase in Face Amount........................................................          19
  Net Premium Allocations..................................................................................          19
  Policy Lapse and Reinstatement...........................................................................          20
    - Lapse................................................................................................          20
    - Reinstatement........................................................................................          20
  Special Transfer Privilege...............................................................................          21
CALCULATION OF POLICY VALUES...............................................................................          21
  Variable Account Value...................................................................................          21
    - Determination of Units...............................................................................          21
    - Determination of Unit Value..........................................................................          21
    - Net Investment Factor................................................................................          21
  Fixed Account Value......................................................................................          22
POLICY BENEFITS............................................................................................          22
  Transfers of Policy Values...............................................................................          22
    - General..............................................................................................          22
    - Telephone Transfers..................................................................................          22
    - Reservation of Rights................................................................................          22
    - Dollar Cost Averaging................................................................................          22
    - Portfolio Rebalancing................................................................................          23
  Surrender Privilege......................................................................................          23
  Withdrawal Privilege.....................................................................................          23

                                                                                                                PAGE
                                                                                                                -----
  Policy Loans.............................................................................................          24
    - General..............................................................................................          24
    - Loan Collateral......................................................................................          24
    - Loan Repayment.......................................................................................          24
    - Interest.............................................................................................          25
    - Non-Payment of Policy Loan...........................................................................          25
    - Effect of a Policy Loan..............................................................................          25
  Maturity Benefits........................................................................................          25
  Death Benefit Proceeds...................................................................................          25
    - Calculation of Death Benefit Proceeds................................................................          26
    - Death Benefit Options................................................................................          26
    - Changing the Death Benefit Option....................................................................          26
    - Changing the Face Amount.............................................................................          26
    - Additional Coverage from Term Rider for Covered Insured ("CIR")......................................          27
  Settlement Options.......................................................................................          28
    - Minimum Amounts......................................................................................          28
    - Other Requirements...................................................................................          28
THE FIXED ACCOUNT..........................................................................................          28
  The Fixed Account........................................................................................          29
  Interest Credited on Fixed Account Value.................................................................          29
  Payments from the Fixed Account..........................................................................          29
CHARGES AND DEDUCTIONS.....................................................................................          29
  Premium Expense Charges..................................................................................          29
    - Sales Charge.........................................................................................          29
    - Federal Tax Charge...................................................................................          29
    - Other Taxes..........................................................................................          30
    - Premium Tax Charge...................................................................................          30
  Monthly Deduction........................................................................................          30
    - Cost of Insurance Charge.............................................................................          30
    - Cost of Insurance Charge Under a CIR.................................................................          31
    - Legal Considerations Relating to Sex -- Distinct Premium Payments and Benefits.......................          31
    - Monthly Administration Fee...........................................................................          31
    - Supplemental Benefit and/or Rider Charges............................................................          32
    - Mortality and Expense Risk Charge....................................................................          32
  Transfer Fee.............................................................................................          32
  Surrender Charge (Contingent Deferred Sales Charges).....................................................          32
  Withdrawal Charge........................................................................................          33
  Fund Expenses............................................................................................          33
  Exchange Privilege.......................................................................................          33
  Effect of the Exchange Offer.............................................................................          36
    - Tax Considerations...................................................................................          36
    - Sales Commissions....................................................................................          36
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED
 PREMIUMS..................................................................................................          36
OTHER POLICY BENEFITS AND PROVISIONS.......................................................................          46
  Limits on Rights to Contest the Policy...................................................................          46
    - Incontestability.....................................................................................          46
    - Suicide Exclusion....................................................................................          46
  Changes in the Policy or Benefits........................................................................          46
    - Misstatement of Age or Sex...........................................................................          46
    - Other Changes........................................................................................          46
  Suspension or Delay of Payments..........................................................................          46

                                                                                                                PAGE
                                                                                                                -----
  Reports to Policy Owners.................................................................................          46
  Assignment...............................................................................................          46
  Arbitration..............................................................................................          47
  Supplemental Benefits and/or Riders......................................................................          47
    - Children's Term Life Insurance Rider.................................................................          47
    - Accidental Death Benefit Rider.......................................................................          47
    - Disability Benefit Rider.............................................................................          47
    - Guaranteed Insurability Rider........................................................................          47
    - Protected Insurability Benefit Rider.................................................................          47
    - Term Rider for Covered Insured.......................................................................          47
  Reinsurance..............................................................................................          48
USES OF THE POLICY.........................................................................................          48
TAX CONSIDERATIONS.........................................................................................          48
  Introduction.............................................................................................          48
  Tax Status of Protective Life............................................................................          49
  Taxation of Life Insurance Policies......................................................................          49
    - Tax Status of the Policy.............................................................................          49
     -- Diversification Requirements.......................................................................          49
     -- Ownership Treatment................................................................................          49
    - Tax Treatment of Life Insurance Death Benefit Proceeds...............................................          50
    - Tax Deferral During Accumulation Period..............................................................          50
  Policies Which Are Not MEC's.............................................................................          50
     -- Tax Treatment of Withdrawals Generally.............................................................          50
     -- Certain Distributions Required by the Tax Law in the First 15 Policy Years.........................          50
     -- Tax Treatment of Loans.............................................................................          51
  Policies Which Are MEC's.................................................................................          51
     -- Characterization of a Policy as a MEC..............................................................          51
     -- Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs............................          51
     -- Penalty Tax........................................................................................          52
     -- Aggregation of Policies............................................................................          52
    - Treatment of Maturity Benefits and Extension of Maturity Date........................................          52
    - Actions to Ensure Compliance with the Tax Law........................................................          52
    - Other Considerations.................................................................................          52
  Federal Income Tax Withholding...........................................................................          52
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE...................................................          53
  Sale of the Policies.....................................................................................          53
  Corporate Purchasers.....................................................................................          53
  Protective Life Directors and Executive Officers.........................................................          54
  State Regulation.........................................................................................          55
  Additional Information...................................................................................          55
  Preparation for Year 2000................................................................................          55
  Experts..................................................................................................          56
  Legal Matters............................................................................................          56
  Financial Statements.....................................................................................          56
APPENDICES
  A-Examples of Death Benefit Options......................................................................         A-1

                              DEFINITIONS OF TERMS

ATTAINED AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

BENEFICIARY -- The person to whom the Death Benefit Proceeds are paid upon the death of the Insured. Primary, contingent, and irrevocable Beneficiaries may be named.

CANCELLATION PERIOD -- Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

CASH VALUE -- Policy Value minus any applicable Surrender Charge.

CODE -- The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT -- The amount payable to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is in force.

DEATH BENEFIT OPTION -- One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option 1), or Face Amount Plus Policy Value (Option 2).

DEATH BENEFIT PROCEEDS -- The amount payable to the Beneficiary if the Insured dies while the Policy is in force and is equal to the Death Benefit plus any death benefit under any rider to the Policy less any Policy Debt less unpaid monthly deductions if the Insured dies during a grace period.

FACE AMOUNT -- A dollar amount selected by the Owner and shown in the Policy.

FIXED ACCOUNT -- Part of Protective Life's General Account to which Policy Value may be transferred or Net Premiums allocated under a Policy.

FIXED ACCOUNT VALUE -- The Policy Value in the Fixed Account.

FUND -- A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

GENERAL ACCOUNT -- Protective Life's assets other than those allocated to the Variable Account or another separate account.

HOME OFFICE -- 2801 Highway 280 South, Birmingham, Alabama 35223.

INITIAL FACE AMOUNT -- The Face Amount on the Policy Effective Date.

INSURED -- The person whose life is covered by the Policy.

ISSUE AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date.

ISSUE DATE -- The date the Policy is issued. The Issue Date may be a later date than the Policy Effective Date if the initial premium payment is received at the Home Office before the Issue Date.

LAPSE -- Termination of the Policy at the expiration of the grace period while the Insured is still living.

LOAN ACCOUNT -- An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

LOAN ACCOUNT VALUE -- The Policy Value in the Loan Account.

MATURITY DATE -- The date shown in the Policy on which the Owner(s) will be paid the Surrender Value, if any, provided the Insured is still living. It is the Policy Anniversary nearest the Insured's 95th birthday. The Maturity Date may be changed provided it is not less than 20 years from the Policy Effective Date.

MINIMUM MONTHLY PREMIUM -- For Policies issued on Insured's Issue Age below 70, the minimum amount of premium payments that must be paid in order for the No-Lapse Guarantee to remain in effect.

MONTHLY ANNIVERSARY DAY -- The same day in each month as the Policy Effective Date.

NET AMOUNT AT RISK -- As of any Monthly Anniversary Day, the Death Benefit under the Policy (discounted for the upcoming Policy month) less the Policy Value (before deduction of the monthly administration fee and monthly supplemental and/or rider benefit charges on that day).

NET ASSET VALUE PER SHARE -- The value per share of any Fund as computed on any Valuation Day.


NET PREMIUM -- A premium payment minus the applicable premium expense charges.


OWNER, YOU, YOUR -- The person(s) who owns a Policy.

PIC -- Protective Investment Company.

PLANNED PERIODIC PREMIUM PAYMENT -- The premium determined by the Owner as a level amount that he or she (or they) plan to pay at fixed intervals over a specified period of time.

POLICY ANNIVERSARY -- The same day in each Policy Year as the Policy Effective Date.

POLICY DEBT -- The sum of all outstanding policy loans plus accrued interest.

POLICY EFFECTIVE DATE -- The date shown in the Policy as of which coverage under the Policy begins. Policy Years are measured from the Policy Effective Date. The Policy Effective Date is never the 29th, 30th, or 31st of a month.

POLICY VALUE -- The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

POLICY YEAR -- Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

PREMIUM PAYMENT(S) OR PREMIUMS -- Payments made by the Owner(s) to purchase the Policy.

PROTECTIVE LIFE, WE, US, OUR, COMPANY -- Protective Life Insurance Company.

SEC GUIDELINE ANNUAL PREMIUM -- A hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Policy, assuming cost of insurance rates equal to those guaranteed in the Policy, net investment earnings under the Policy at an effective annual rate of 5%, and sales and other charges imposed under the Policy.

SUB-ACCOUNT -- A separate division of the Variable Account established to invest in a particular Fund.

SUB-ACCOUNT VALUE -- The Policy Value in a Sub-Account.

SURRENDER VALUE -- The Cash Value minus any outstanding Policy Debt.

UNIT -- A unit of measurement used to calculate Sub-Account Values.

UNSCHEDULED PREMIUM PAYMENT -- Any Premium Payment other than a Planned Periodic Premium Payment.

VALUATION DAY -- Each day the New York Stock Exchange is open for business except federal and other holidays and days when Protective Life is not open for business.

VALUATION PERIOD -- The period commencing with the close of regular trading on the New York Stock Exchange on any valuation day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

VARIABLE ACCOUNT -- Protective Variable Life Separate Account, a separate investment account of Protective Life into which Net Premiums may be allocated.

VARIABLE ACCOUNT VALUE -- The sum of all Sub-Account Values.

WITHDRAWAL -- A withdrawal by the Owner of an amount of Cash Value that is less than the Surrender Value.

WRITTEN NOTICE -- A written notice or request that is received by Protective Life at the Home Office.

                       SUMMARY AND DIAGRAM OF THE POLICY

    THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING POLICY DEBT.

    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy makes premium payments for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate Premium Payments made.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account, there is no guaranteed minimum Surrender Value. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. See "Policy Lapse and Reinstatement". However, Protective Life guarantees that the Policy will remain in force during the first ten Policy Years (for Insureds Issue Age 0 through 64) or the first five Policy Years (for Insureds Issue Age 65 through 69) as long as certain requirements related to the Minimum Monthly Premium have been met. See "Premium Payments -- No-Lapse Guarantee," and "Policy Loans". If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. See "Tax Considerations".

    The most important features of the Policy, such as charges, cash benefits, death benefits, and calculation of Policy values, are summarized in the diagram on the following pages.

    PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    POLICY BENEFITS. Two Death Benefit options are available under the Policy: a level death benefit ("Option 1") and a variable death benefit ("Option 2"). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt and past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    ILLUSTRATIONS. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on HYPOTHETICAL rates of return. THESE RATES ARE NOT GUARANTEED. They are illustrative only and SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    TAX CONSIDERATIONS. Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of Premium Payments made in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    CANCELLATION PRIVILEGE AND SPECIAL TRANSFER RIGHT. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium payments to the Sub-Account investing in the PIC Money Market Fund or to the Fixed Account. (See "Net Premium Allocations"). At any time within 24 Policy months after the Issue Date, you may transfer the entire Variable Account Value to the Fixed Account without payment of any transfer fee and without the transfer counting as one of the 12 transfers per Policy Year that may be made without incurring a transfer fee. Such a transfer will result in future Net Premium Payments being allocated to the Fixed Account and effectively "converts" the Policy into a policy that provides fixed (non-variable) benefits. See "Special Transfer Privilege".

    OWNER INQUIRIES. If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.


                               DIAGRAM OF POLICY

                                 PREMIUM PAYMENTS

  - You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency and can skip planned premium payments. See pages 18 and 19 for rules and limits.

  - The Policy's minimum initial premium payment and planned premium payment depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental benefits and/or riders.

  - Unscheduled premium payments may be made, within limits. See page 19.

                         DEDUCTIONS FROM PREMIUM PAYMENTS

  - For sales charge (2.75% of each premium payment in Policy Years 1 through 10; 0.75% of each premium payment in Policy Years 11 and thereafter). See page 29.

  - For federal taxes (1.25% of each premium payment in all Policy Years). See page 29.

  - For state and local premium taxes (2.25% of each premium payment). See page 29.

                               NET PREMIUM PAYMENTS

  - You direct the allocation of Net Premium payments among seventeen Sub-Accounts and the Fixed Account. See page 19 for rules and limits on Net Premium payment allocations.

  - The Sub-Accounts invest in corresponding Funds. See pages 13 through 15. Funds available are the PIC Funds, the Oppenheimer Funds, the MFS Funds and the Calvert Responsibly Invested Portfolios (as defined below).

  - Interest is credited on amounts allocated to the Fixed Account at a minimum guaranteed rate of 4%. See page 28 for rules and limits on Fixed Account allocations.

                           DEDUCTIONS FROM POLICY VALUE
  - Monthly Deduction for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental and/or rider benefits. Administration fees are currently $31.00 per month the first Policy Year and $6.00 per month thereafter, plus for the 12 Policy months following an increase in Face Amount, a charge based on the increase. Monthly Mortality and Expense Risk Charges are currently equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of approximately 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly Mortality and Expense Risk Charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. This charge is not deducted from Fixed Account Value. See pages 29 through 32.

                              DEDUCTIONS FROM ASSETS
  - Investment advisory fees and fund operating expenses are also deducted from the assets of each Fund. See page 33.

                                   POLICY VALUE
  - Is equal to Net Premiums, as adjusted each Valuation Day to reflect Sub-Account investment experience, interest credited on Fixed Account Value, charges deducted and other Policy transactions (such as transfers and withdrawals). See page 21.

  - Varies from day to day. There is no minimum guaranteed Policy Value. The Policy may lapse if the Policy Value is insufficient to cover a Monthly Deduction due. See pages 19 and 20.

  - Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee may apply if more than 12 transfers are made in a Policy Year. See page 22 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

  - Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

                               CASH BENEFITS
- Loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate of 6.0% during the first 10 Policy Years and 4.0% thereafter. See page 24 for rules and limits.

- Withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply. See page 24 for rules and limits.

- The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 27% of premium payments made in the first Policy Year (or 27% of a SEC Guideline Annual Premium, if less) is assessed on surrenders during the first 14 Policy Years. See page 32.

- Payment options are available. See page 27.

                              DEATH BENEFITS
- Available as lump sum or under a variety of payment options.

- For most Policies, the minimum Face Amount of $50,000.

- Two Death Benefit options available: Option 1, equal to the Face Amount, and Option 2, equal to the Face Amount plus Policy Value. See page 26.

- Flexibility to change the Death Benefit option and Face Amount. See page 26 for rules and limits.

- Supplemental benefits and/or riders may be available. See page 46.

                                 EXPENSE TABLES

    The following expense information assumes that the entire Policy Value is Variable Account Value.

PIC FUNDS (1)
                                                                             MONEY
                                                                            MARKET
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.60%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      0.60%
    (after reimbursements)

                                                                           CORE U.S.
                                                                            EQUITY
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      0.80%
    (after reimbursements)
                                                                            CAPITAL
                                                                            GROWTH
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      0.80%
    (after reimbursements)
                                                                           SMALL CAP
                                                                          VALUE FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      0.80%
    (after reimbursements)
                                                                          INTERNATIONAL
                                                                          EQUITY FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      1.10%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      1.10%
    (after reimbursements)
                                                                          GROWTH AND
                                                                          INCOME FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      0.80%
    (after reimbursements)
                                                                            GLOBAL
                                                                            INCOME
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      1.10%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................      1.10%
    (after reimbursements)

OPPENHEIMER FUNDS
                                                                          AGGRESSIVE
                                                                            GROWTH
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.71%
  Other Expenses........................................................      0.02%
                                                                              -----
  Total Annual Fund Expenses............................................      0.73%

                                                                            GROWTH
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.73%
  Other Expenses........................................................      0.02%
                                                                              -----
  Total Annual Fund Expenses............................................      0.75%
                                                                           GROWTH &
                                                                            INCOME
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.75%
  Other Expenses........................................................      0.08%
                                                                              -----
  Total Annual Fund Expenses............................................      0.83%
                                                                           STRATEGIC
                                                                             BOND
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.75%
  Other Expenses........................................................      0.08%
                                                                              -----
  Total Annual Fund Expenses............................................      0.83%

MFS FUNDS (2)
                                                                              MFS
                                                                           EMERGING
                                                                            GROWTH
                                                                            SERIES
                                                                          -----------
 Management (Advisory) Fees.............................................      0.75%
  Other Expenses After Reimbursement (3)................................      0.15%
                                                                              -----
  Total Annual Fund Expenses............................................      0.90%
    (after reimbursements)
                                                                              MFS
                                                                           RESEARCH
                                                                            SERIES
                                                                          -----------
 Management (Advisory) Fees.............................................      0.75%
  Other Expenses After Reimbursement (3)................................      0.13%
                                                                              -----
  Total Annual Fund Expenses............................................      0.88%
    (after reimbursements)
                                                                          MFS GROWTH
                                                                          WITH INCOME
                                                                            SERIES
                                                                          -----------
 Management (Advisory) Fees.............................................      0.75%
  Other Expenses After Reimbursement (3)................................      0.25%
                                                                              -----
  Total Annual Fund Expenses............................................      1.00%
    (after reimbursements)
                                                                           MFS TOTAL
                                                                            RETURN
                                                                            SERIES
                                                                          -----------
 Management (Advisory) Fees.............................................      0.75%
  Other Expenses After Reimbursement (3)................................      0.25%
                                                                              -----
  Total Annual Fund Expenses............................................      1.00%
    (after reimbursements)

CALVERT FUNDS (4)
                                                                            SOCIAL
                                                                           SMALL CAP
                                                                            GROWTH
                                                                           PORTFOLIO
                                                                          -----------
 Management (Advisory) Fees.............................................      1.00%
  Other Expenses After Reimbursement....................................      0.20%
                                                                              -----
  Total Annual Fund Expenses............................................      1.20%
    (after reimbursements)

                                                                            SOCIAL
                                                                           BALANCED
                                                                           PORTFOLIO
                                                                          -----------
 Management (Advisory) Fees.............................................      0.69%
  Other Expenses After Reimbursement....................................      0.12%
                                                                              -----
  Total Annual Fund Expenses............................................      0.81%
    (after reimbursements)


------------------------------
* Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)


(1) The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1997 were:
    Money Market Fund 1.42%, CORE U.S. Equity Fund 0.86%, Small Cap Value Fund 0.89%, International Equity Fund 1.37%, Growth and Income Fund 0.85%, Capital Growth Fund 0.97%, and Global Income Fund 1.32%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days notice to PIC, the investment manager has no present intention of doing so.



(2) The annual expenses for the MFS funds are net of certain adjustments made to reflect the effects of the 1.00% expense cap for the current and prior periods. Absent the adjustments, the Fund expenses for the period ending December 31, 1997 were: MFS Research Fund 0.88%, MFS Emerging Growth Fund 0.87%, MFS Growth with Income Fund 1.10%, and MFS Total Return Fund 1.02%.



(3) Each Series has an expense offset arrangement which reduces the Series' custodian fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."



(4) The figures have been restated to reflect an increase in transfer agency expenses of 0.01% for each portfolio expected to be incurred in 1998. Management Fees includes for Calvert Social Balanced a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. The Calvert Social Small Cap Growth expenses have been restated to reflect the lower advisory fee and administrative services fee. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78% for Calvert Social Balanced, and 0.89% for Calvert Social Small Cap Growth. Management Fees for Calvert Social Small Cap Growth include an administrative service fee of 0.10% paid to the Advisor's affiliate.



    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the expenses for the Account and reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1997 to December 31, 1997. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for each of the Funds, which accompany this prospectus.


                   GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
                       THE VARIABLE ACCOUNT AND THE FUNDS

PROTECTIVE LIFE INSURANCE COMPANY


    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1997, Protective Life had total assets of approximately $10.1 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $10.5 billion at December 31, 1997.


PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.


    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.


    The Variable Account has seventeen Sub-Accounts: PIC Money Market; PIC CORE U.S. Equity; PIC Capital Growth; PIC Small Cap Value; PIC International Equity; PIC Growth and Income; PIC Global Income; Oppenheimer Aggressive Growth; Oppenheimer Growth; Oppenheimer Growth & Income; Oppenheimer Strategic Bond; MFS Emerging Growth; MFS Research; MFS Growth With Income; MFS Total Return; Calvert Social Small Cap Growth; and Calvert Social Balanced.


THE FUNDS


    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: PIC (the "PIC Funds") managed by Investment Distributions Advisory Services, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS Variable Insurance Trust (the "MFS Funds") managed by Massachusetts Financial Services Company; or Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and
(4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.


    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

    THE PIC FUNDS


        PIC GROWTH AND INCOME FUND. This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets, in equity securities having favorable prospects of capital appreciation and/ or dividend paying ability.

        PIC INTERNATIONAL EQUITY FUND. This Fund seeks long-term capital appreciation. This Fund will pursue its objective by investing substantially all, and at least 65% of total assets, in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.


        PIC GLOBAL INCOME FUND. This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.


        PIC CORE U.S. EQUITY FUND. This Fund seeks a total return consisting of capital appreciation plus dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.



        PIC SMALL CAP VALUE (formerly Small Cap Equity) FUND. This Fund seeks long-term capital growth. This Fund will pursue its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.


        PIC MONEY MARKET FUND. This Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THE FUND CANNOT ASSURE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


        PIC CAPITAL GROWTH FUND. This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.


    THE OPPENHEIMER FUNDS


        AGGRESSIVE GROWTH (formerly Capital Appreciation) FUND. This Fund seeks to achieve capital appreciation by investing in "growth-type" companies.


        GROWTH FUND. This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

        GROWTH & INCOME FUND. This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

        STRATEGIC BOND FUND. This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

    THE MFS FUNDS


        MFS EMERGING GROWTH SERIES. This Fund seeks to provide long-term growth of capital.



        MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.



        MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

        MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.



    THE CALVERT VARIABLE SERIES



        SOCIAL SMALL CAP GROWTH (formerly Strategic Growth) PORTFOLIO. This Fund seeks maximum long-term growth through investments primarily in the equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics, and that in the Fund advisor's opinion, have strong earnings potential relative to the U.S. market as a whole. The Fund is designed to provide long-term growth of capital by investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.



        SOCIAL BALANCED PORTFOLIO. This Fund seeks to achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for the Fund.


    THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

    MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, THE EXPENSES OF THE FUNDS, THE RISKS ATTENDANT TO INVESTING IN THE FUNDS AND OTHER ASPECTS OF THEIR OPERATIONS CAN BE FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PREMIUMS OR TRANSFERS AMONG THE SUB-ACCOUNTS.

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account would not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Variable Account Value or Premium Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Premium Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of several of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

OTHER INVESTORS IN THE FUNDS

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance contracts. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance contracts other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that the PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)

    Shares of the Oppenheimer Funds, MFS Funds and Calvert Responsibly Invested Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Policies whose Policy Values are allocated to the Variable Account and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners generally or certain classes of Policy Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Oppenheimer Funds, MFS Funds and Calvert Responsibly Invested Portfolios monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another Fund. Protective Life will not substitute any shares attributable to a Policy's interest in the Variable Account without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) on a basis to be determined by Protective Life.

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

VOTING RIGHTS

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should the 1940 Act or any regulation thereunder be amended, or should the current interpretation thereof change, or Protective Life determines that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    The number of votes attributable to a Sub-Account for an Owner is determined by applying the Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

                                   THE POLICY

PURCHASING A POLICY


    To purchase a Policy, a prospective Owner must submit a completed application (which Protective Life must approve) and an initial Premium Payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). The initial Premium Payment must be an amount at least equal to the minimum required. See "Premium Payments," below. Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life reserves the right to reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (I.E., on a higher premium class basis due to increased risk factors). A POLICY IS ISSUED AFTER PROTECTIVE LIFE APPROVES THE APPLICATION. PREMIUM IS NOT A REQUIREMENT TO ISSUE A POLICY. PREMIUM MAY BE COLLECTED AT THE TIME OF POLICY DELIVERY.

    Insurance coverage under a Policy begins on the Policy Effective Date which generally is also the Issue Date. If however, the initial Premium Payment is submitted with the application and the Policy is issued as applied for in the application, the Policy Effective Date is the later of the date the application is signed or any required medical examination is completed. Temporary life insurance coverage (including various forms of conditional receipt) also may be provided under the terms of a temporary insurance (or conditional receipt) agreement. In accordance with the terms of such agreements, the total amount of insurance which may become effective prior to delivery of the Policy to the owner may not exceed $250,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.


    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the new Policy Effective Date.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If the application names more than one person as Owner, they are joint Owners. In this event, the exercise of any right under the Policy (such as transfers of Policy Values) requires the authorization of all Owners. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. See "Tax Considerations".

CANCELLATION PRIVILEGE


    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of (1) 10 days after you receive your Policy, (2) 45 days after you sign your application, or
(3) 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal. Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund
(i) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account, plus (ii) Fixed Account Value determined as of the date the returned Policy is received, plus (iii) Variable Account Value determined as of the date the returned Policy is received. This amount may be more or less than the aggregate Premium Payments. In states where required, Protective Life will refund Premium Payments.


PREMIUM PAYMENTS

    MINIMUM INITIAL PREMIUM PAYMENT. The minimum initial Premium Payment required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental benefits and/or riders requested by the applicant and the Planned Periodic Premium Payments that the applicant selects. See "Planned Periodic Premium Payments," below. Consult your sales representative for information about the Initial Premium required for the coverage you desire.

    PLANNED PERIODIC PREMIUMS PAYMENTS. In the application the Owner selects a plan for paying level Premium Payments at specified intervals (e.g., quarterly, semi-annually or annually) until the Maturity Date. At the Owner's election, Protective Life will also arrange for payment of Planned Periodic Premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay Premium Payments in accordance with these plans; rather, you can pay more or less than planned or skip a Planned Periodic Premium

Payment entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of Planned Periodic Premium Payments whenever you want by Written Notice to Protective Life.

    Unless you have arranged to pay Planned Periodic Premium Payments by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for Planned Periodic Premium Payments.

    UNSCHEDULED PREMIUM PAYMENTS. Subject to the limitations described below, additional Unscheduled Premium Payments may be paid in any amount and at any time. By Written Notice, the Owner may specify that all Unscheduled Premium Payments are to be applied as repayments of Policy Debt, if any.

    PREMIUM PAYMENT LIMITATIONS. Premium Payments may be made by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office. No Premium Payments are accepted after a Policy's Maturity Date.

    Additional limitations apply to Premium Payments. Premium Payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. See "Net Premium Allocations. Protective Life also reserves the right to limit the amount of any Premium Payment. In addition, at any point in time aggregate Premium Payments made under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Code. Protective Life will immediately refund any portion of any Premium Payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "Tax Considerations".

    "NO-LAPSE" GUARANTEE. In return for paying the Minimum Monthly Premium or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force during the first ten Policy Years (if the Insured's Issue Age is 0 through 64) or during the first five Policy Years (if the Insured's Issue Age is 65 through 69), regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium payment is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental benefits and/or riders. The "No-Lapse" Guarantee does not apply to Policies covering Insureds with an Issue Age of 70 or above. The Company will not notify you in the event the No-Lapse Guarantee is no longer in effect.

    If you increase your Policy's Face Amount while the "No-Lapse" Guarantee is in effect, Protective Life will NOT EXTEND the period of this guarantee. The guarantee period is based on the initial Face Amount. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

    PREMIUM PAYMENTS UPON INCREASE IN FACE AMOUNT. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional Premium Payment may be necessary or a change in the amount of Planned Periodic Premium Payments may be advisable. See "Death Benefit Proceeds". You will be notified if a premium payment is necessary or a change appropriate.

NET PREMIUM ALLOCATIONS

    Owners must indicate in the application how Net Premium Payments are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premium Payments. Owners may change the allocation instructions in effect at any time by Written Notice. Whole percentages must be used. The minimum percentage that may be allocated to any Sub-Account or to the Fixed Account is 10% of Net Premium Payments and the sum of allocations must add up to 100%.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your Premium Payments, Protective Life reserves the right to allocate your initial Net Premium Payment (and any subsequent Net Premium Payments made during the Cancellation Period) to the PIC Money Market Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the PIC Money Market Sub-Account or the Fixed Account and all Net Premium Payments will be allocated according to your allocation instructions then in effect.


    Planned Periodic Premium payments and unscheduled premium payments not requiring additional underwriting will be credited to the Policy and the Net Premium payments will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium payment in connection with an increase in face amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting Net Premium payment will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium payment immediately, without any adjustment for investment experience.


    Unless designated by the Owner as a loan repayment, payments received from Owners (other than Planned Periodic Premium Payments) are treated as Unscheduled Premium Payments.

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Unlike a conventional life insurance policy, failure to make Planned Periodic Premium Payments will not necessarily cause a Policy to lapse. Conversely, making all Planned Periodic Premium Payments will not necessarily prevent a Policy from lapsing. Rather, except when the "No-Lapse" Guarantee is in effect, whether a Policy lapses depends on whether its Policy Value is sufficient to cover the Monthly Deduction (See "Monthly Deduction") on the Monthly Anniversary Day.

    If the Policy Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the "No-Lapse" Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value or the Policy Value has decreased because you have not paid sufficient Net Premium Payments to offset prior Monthly Deductions.

    In the event of a Policy default, the Owner has a 61-day grace period to make a Net Premium Payment sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the Premium Payment required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt. See "Death Benefit Proceeds". Unless the Premium Payment stated in the notice is paid before the grace period ends, the Policy will lapse.

    REINSTATEMENT. An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice, (2) the Insured is still living, (3) the Maturity Date has not been reached, (4) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (5) the Insured provides Protective Life with satisfactory evidence of insurability, (6) the Owner repays or reinstates any Policy Debt which existed at the end of the grace period; and (7) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-7 above have been met.

SPECIAL TRANSFER PRIVILEGE

    During the first 24 policy months following the Policy Effective Date, the Owner may exercise a one-time Special Transfer Privilege by requesting that all Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Privilege does not count toward the 12 transfers that are permitted each Policy Year without imposition of a transfer fee, and is not subject to a transfer fee. Unless the Owner specifies otherwise, all subsequent Net Premium Payments are allocated to the Fixed Account after the exercise of the Special Transfer Privilege. Owners may, however, change this allocation by subsequent Written Notice.

                          CALCULATION OF POLICY VALUES

VARIABLE ACCOUNT VALUE

    THE VARIABLE ACCOUNT VALUE REFLECTS THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS TO WHICH IT IS ALLOCATED, ANY PREMIUM PAYMENTS ALLOCATED TO THE SUB-ACCOUNTS, TRANSFERS IN OR OUT OF THE SUB-ACCOUNTS, OR ANY WITHDRAWALS OF VARIABLE ACCOUNT VALUE. THERE IS NO GUARANTEED MINIMUM VARIABLE ACCOUNT VALUE. A POLICY'S VARIABLE ACCOUNT VALUE THEREFORE DEPENDS UPON A NUMBER OF FACTORS. THE VARIABLE ACCOUNT VALUE FOR A POLICY AT ANY TIME IS THE SUM OF THE SUB-ACCOUNT VALUES FOR THE POLICY ON THE VALUATION DAY MOST RECENTLY COMPLETED.

    DETERMINATION OF UNITS. For each Sub-Account, the Net Premium Payment(s) or Policy Value transferred are converted into Units. The number of Units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the Unit for that Sub-Account for the Valuation Day on which the Net Premium Payment(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premium Payments allocated to or amounts transferred to a Sub-Account under a Policy increase the number of Units of that Sub-Account credited to the Policy.

    DETERMINATION OF UNIT VALUE. The Unit value for each Sub-Account was arbitrarily initially set at $10, except the PIC Money Market Sub-Account, which was arbitrarily initially set at $1. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of Units attributable to the Policy in that Sub-Account by the Unit value for that Sub-Account on that day.

    NET INVESTMENT FACTOR. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1) is the result of:

        a. the Net Asset Value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c. a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2) is the Net Asset Value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

FIXED ACCOUNT VALUE

    The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium Payment(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less
(5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) monthly deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

                                POLICY BENEFITS

TRANSFERS OF POLICY VALUES


    GENERAL. Upon receipt of Written Notice at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers -- described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire Policy Value in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the Policy Value remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year to the greater of (1) $2500, or (2) 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. See "Transfer Fee".


    TELEPHONE TRANSFERS. Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will send you a confirmation of all instructions communicated by telephone to determine if they are genuine. For telephone transfers We require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If We follow these procedures We are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    RESERVATION OF RIGHTS. Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, We reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    DOLLAR-COST AVERAGING. If you elect at the time of application or at any time thereafter by written notice to Protective Life, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account Unit Values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.


    To elect dollar-cost averaging, Sub-Account Value for the Sub-Account from which transfers are to be made or the Fixed Account Value must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Date.


    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the appropriate Sub-Account Value or the Fixed Account Value is depleted, (3) the Owner, by Written Notice, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.


    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.


    PORTFOLIO REBALANCING. At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your Purchase Payment allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current Purchase Payment allocation instructions will be deemed to be a request to change your Purchase Payment allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.



    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction to Protective Life, or by telephone if you have previously authorized us to take telephone instructions. Portfolio Rebalancing transfers do not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.


SURRENDER PRIVILEGE

    At any time prior to the Maturity Date while the Insured is still living, You may surrender your Policy for its Surrender Value. Surrender Value is determined as of the Valuation Day on or next following the day Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life. A Surrender Charge may apply. See "Surrender Charges". The Surrender Value is paid in a lump sum unless the Owner requests payment under a payment option. See "Payment Options". Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Fixed Account". A Policy terminates upon surrender if payments are taken in one lump sum and cannot later be reinstated.

WITHDRAWAL PRIVILEGE

    At any time after the first Policy Year, an Owner, by Written Notice, may make a withdrawal of Surrender Value in minimum amounts of $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from Policy Value as of the Valuation Day we receive the request. See "Withdrawal Charge".

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Fixed Account".

    If Death Benefit Option 1 is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount (exclusive of withdrawal charge). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

POLICY LOANS

    GENERAL. After the first Policy Anniversary and while the Insured is still living, an Owner may borrow $500 or more from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice and the maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. See "Suspension or Delay of Payments", and "Payments from the Fixed Account".

    LOAN COLLATERAL. When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner(s) can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the Cash Value in each Sub-Account and the Fixed Account bears to the total Cash Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    LOAN REPAYMENT. You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any Unscheduled Premium Payments made while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike Unscheduled Premium Payments, are not subject to Premium Expense Charges.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same manner as loan collateral is transferred to the Loan Account.

    INTEREST. During the first ten Policy Years, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 4.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the maximum net cost of a loan is 2.0% per year during Policy Years 1 through 10, and 0% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. Unless specified in writing by the Owner, interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same manner as collateral is transferred to the Loan Account.

    NON-PAYMENT OF POLICY LOAN. If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.

    If the Loan Account Value exceeds the Cash Value (I.E., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, you, and any assignee of record, will be sent notice of the default. You will have a 31-day grace period to submit a sufficient payment to avoid a lapse (I.E., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.

    EFFECT OF A POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. See "No Lapse Guarantee". Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.

MATURITY BENEFITS

    The Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to the Owner. The Maturity Benefit is equal to the Surrender Value on the Maturity Date. You may request a change in Maturity Date, subject to Protective Life's approval. To elect or not elect a change in Maturity Date will have income tax consequences. See "Tax Considerations".

DEATH BENEFIT PROCEEDS

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries and change such

Beneficiaries, as provided for in the Policy. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a payment option (see "Payment Options").

    CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit proceeds are equal to the Death Benefit under the Death Benefit option selected calculated as of the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Policy Debt on that date and, if the Insured died during a grace period, minus any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".

    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    DEATH BENEFIT OPTIONS. The Policy Owner may choose one of two Death Benefit options for use in determining the Death Benefit. Under Death Benefit Option 1, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Death Benefit Option 2, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

    Under Death Benefit Option 1, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional Premium Payments reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option 1. Under Death Benefit Option 2, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional Premium Payments reflected in increased Death Benefits generally should select Option 2.

    CHANGING THE DEATH BENEFIT OPTION. On or after the first Policy Anniversary, you may change the Death Benefit option on your Policy subject to the following rules. After any change, the Face Amount must be at least $50,000 (standard smoker or standard nonsmoker class) or $100,000 (preferred nonsmoker class). The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life receives and accepts the request. Protective Life may require satisfactory evidence of insurability.


    When a change from Option 1 to Option 2 is made, the Face Amount after the change is in effect will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option 2 to Option 1 is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.


    CHANGING THE FACE AMOUNT. On or after the first Policy Anniversary, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitations.

    Protective Life reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.

    Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in Planned Periodic Premium Payments may be advisable. See "Premium Payments Upon Increase in Face Amount". The increase in Face Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved, and the Policy Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. When the "No-Lapse" Guarantee is in effect, the Policy's Minimum Monthly Premium amount is also generally increased. See "No-Lapse Guarantee," and "Premium Payments Upon Increase in Face Amount".

    An increase in Face Amount may be cancelled by the Owner in accordance with the Policy's cancellation privilege provisions, which also apply to increases in Face Amount. In such case, the amount refunded will be calculated in accordance with such provisions described above, except that if no additional Premium Payments are required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first monthly deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. See "Cancellation Privilege".

    The Face Amount after any decrease must be at least $50,000 (standard smoker or standard nonsmoker class), or $100,000 (preferred nonsmoker class). Protective Life reserves the right to prohibit any decrease in Face Amount (i) for three years following an increase in Face Amount; and (ii) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the Face Amount is decreased during the first fourteen Policy Years, a Surrender Charge will apply. See "Surrender Charge".


    ADDITIONAL COVERAGE FROM TERM RIDER FOR COVERED INSURED ("CIR"). An owner may also obtain additional insurance coverage by purchasing a CIR at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR increases the Death Benefit under the Policy by the face amount of the CIR. The face amount of the CIR does not vary with the investment experience of the Variable Account (see "Supplemental Benefits and/or Riders"). In addition, a CIR may be canceled separately from the Policy (I.E., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR will be deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction -- Cost of Insurance Charge under a CIR"). No additional surrender or premium expense charge is assessed in connection with a CIR.



    Owners may increase or decrease the face amount of a CIR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR. Since no surrender charge is assessed in connection with a decrease of face amount under a CIR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR. Owners should consult their sales representative before deciding whether to decrease Face Amount or CIR face amount.



    Owners should consult their sales representative when deciding whether to purchase a CIR.



SETTLEMENT OPTIONS



    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. These settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each payment option (other than Option 3), no surrender or withdrawal may be made once payments have begun.



    The following settlement options may be elected.


    OPTION 1 -- PAYMENT FOR A FIXED PERIOD. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    OPTION 2 -- LIFE INCOME WITH PAYMENTS FOR A GUARANTEED PERIOD. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    OPTION 3 -- INTEREST INCOME. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    OPTION 4 -- PAYMENTS FOR A FIXED AMOUNT. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    MINIMUM AMOUNTS. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.


    OTHER REQUIREMENTS. Settlement options must be elected by Written Notice. The Owner may elect settlement options during the Insured's lifetime; Beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date of the Insured's death. The effective date of an option applied to Surrender Value is the date as of which the withdrawal or surrender is executed.



    If Protective Life has available at the time a settlement option is elected options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.


                               THE FIXED ACCOUNT

    BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

THE FIXED ACCOUNT

    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. See "Fixed Account Value".

INTEREST CREDITED ON FIXED ACCOUNT VALUE

    Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premium Payment allocated to the Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent Net Premium Payments allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium Payment(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium Payment(s) is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a Net Premium Payment or amount transferred, (I.E., 12 months after the Premium Payment(s) or transfer is placed in the Fixed Account) we will credit interest on the Fixed Account Value attributable to such Net Premium Payment or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in Our sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

PAYMENTS FROM THE FIXED ACCOUNT

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES


    Premium expense charges currently consist of a sales charge, a charge for federal taxes and a premium tax charge.


    SALES CHARGE. Protective Life deducts a sales charge from each Premium Payment. This charge is 2.75% of each Premium Payment in Policy Years 1 through 10, and 0.75% of each Premium Payment in Policy Years 11 and thereafter. The Sales Charge is deducted from a Premium Payment before allocating the Net Premium Payment to the Policy Value. An additional sales charge is deducted on surrender of a Policy during the first fourteen Policy Years. See "Surrender Charge". The Sales Charges partially compensate Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

    FEDERAL TAX CHARGE. Protective Life also deducts a charge for federal taxes from each Premium Payment. This charge is 1.25% of all Premium Payments in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to Protective Life's increased federal tax burden under Section 848 resulting from the receipt of Premium Payments under the Policies.

    OTHER TAXES. Currently a charge for federal income taxes is not deducted from the Variable Account or the Policy's Cash Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy's Cash Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account or the Policies. We will notify you promptly of any such charge.

    PREMIUM TAX CHARGE. A 2.25% charge for state and local premium taxes is also deducted from each Premium Payment. The state and local premium tax charge reimburses Protective Life for premium taxes associated with the Policies. Protective Life expects to pay an average state and local premium tax rate of approximately 2.25% of Premium Payments for all states.

MONTHLY DEDUCTION

    On the Issue Date, Protective Life will deduct the monthly deduction from the Policy Value. Subsequent monthly deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the "Mortality and Expense Risk Charge") and (4) any charges for supplemental benefits and/or riders ("supplemental charges"), as described below. The monthly deduction is deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value in each.

    COST OF INSURANCE CHARGE. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

    The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds in the following rate classes, based on underwriting: Standard Smoker (ages 15-75) or Standard Nonsmoker (ages 0-75), or Preferred Nonsmoker (ages 18-75), and substandard rate classes, which involve a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

    Protective Life will determine a cost of insurance rate for increments of Face Amount above the Initial Face Amount based on the Issue Age, duration, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Face Amount. If the rate class for the increase has a higher cost of insurance rate than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.

    Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term or a graded premium whole life contract or on exercise of a guaranteed option to increase the Face Amount without underwriting. See "Supplemental Benefits and/or Riders".

In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

    Where, as in Death Benefit Option 1, the Net Amount at Risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is the decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase and then each prior increase.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time. The cost of insurance rates are currently less for Policies that have a Face Amount in excess of $99,999.00. However, guaranteed rates do not change if the Face Amount exceeds $99,999.00.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.


    COST OF INSURANCE CHARGE UNDER A CIR. The cost of insurance charge is determined in a similar manner for the face amount under a CIR and for any increase in the face amount under a CIR. Generally, both the current and the guaranteed cost of insurance rates under a CIR are substantially the same as the current and guaranteed cost of insurance rates on the Face Amount of the Policy.


    LEGAL CONSIDERATIONS RELATING TO SEX -- DISTINCT PREMIUM PAYMENTS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, Premium Payments and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    MONTHLY ADMINISTRATION FEE. This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium payment billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is a flat charge of $31 per month during the first Policy Year (guaranteed not to exceed $33 per month), and $6 per month during each Policy Year thereafter (guaranteed not to exceed $8 per month). In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The administration charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for Insureds at each specified Issue Age:

                 ADMINISTRATIVE CHARGE
  ISSUE AGE       PER $1,000 INCREASE
--------------  -----------------------
        35                  0.11
        40                  0.14
        45                  0.16
        50                  0.20
        55                  0.24
        60                  0.29
        65                  0.35
        70                  0.43
        75+                 0.45

    SUPPLEMENTAL BENEFIT AND/OR RIDER CHARGES. See "Supplemental Benefits and/or Riders".

    MORTALITY AND EXPENSE RISK CHARGE. This charge compensates Protective Life for the mortality risk it assumes which is that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.


    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly Mortality and Expense Risk Charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. In Policy Years 11 and thereafter, the monthly Mortality and Expense Risk Charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. Protective Life reserves the right to charge less than the maximum charge.


TRANSFER FEE

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    If the Policy is surrendered, or if the Initial Face Amount is reduced, through the first fourteen Policy Years, a Surrender Charge will be deducted for the Initial Face Amount (or the reduction thereof). The Surrender Charge, which is a contingent deferred sales charge, will be deducted before any Surrender Value is paid.

    The Surrender Charge for the Initial Face Amount is equal to the Surrender Charge Percentage for the Policy Year in which the surrender or reduction in Initial Face Amount occurs, multiplied by the aggregate amount of Premium Payments made in Policy Year 1, including Premium Payments for any riders. The Surrender Charge Percentage in Policy Years 1 through 6 is equal to 27%, as shown below. After the sixth completed Policy Year, the Surrender Charge Percentage decreases by 3% each Policy Year in accordance with the following table.

 SURRENDER DURING      SURRENDER CHARGE
    POLICY YEAR           PERCENTAGE
------------------------------------------
       1 - 6                     27%
    ----------------------------------
         7                       24%
    ----------------------------------
         8                       21%
    ----------------------------------
         9                       18%
    ----------------------------------
        10                       15%
    ----------------------------------
        11                       12%
    ----------------------------------
        12                        9%
    ----------------------------------
        13                        6%
    ----------------------------------
        14                        3%
    ----------------------------------
        15                        0%

    After the 14th Policy Year, there is no Surrender Charge for the Initial Face Amount.

    In no event will the Surrender Charge exceed the Maximum Surrender Charge (expressed in dollars), which is set forth in the Policy. The Maximum Surrender Charge is equal to 27% of a SEC Guideline Annual Premium.

    If the Initial Face Amount is decreased during the first fourteen Policy Years, the Surrender Charge imposed will equal the portion of the total Surrender Charge that corresponds to the percentage by which the Initial Face Amount is decreased. In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

    The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a sales charge from each premium payment. See "Premium Expense Charges".

WITHDRAWAL CHARGE

    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn and will be considered to be part of the withdrawn amount. See "Withdrawal Privilege" for rules for allocating the deduction.

FUND EXPENSES

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for the Funds.

EXCHANGE PRIVILEGE

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4 1/2 percent) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.

                                EXISTING LIFE POLICY                     POLICY
State and Local Premium   None                              2.25% of each premium payment.
 Tax
Federal Tax Charge        None                              1.25% of each premium payment in
                                                             all Policy Years.
Sales Charges/Premium     Ranges from 0% to 12% of premium  2.75% of each Premium payment in
 Expense Charge           payments in all policy years.      policy years 1 through 10;
                          The premium expense charge can     0.75% of each premium payment
                          vary by age.                       in Policy Year 11 and
                                                             thereafter.
Administrative Fees       Ranges from $4 to $5 monthly.     $31 per month the first policy
                                                             year and $6 per month
                                                             thereafter.
Mortality and Expense     None                              A monthly charge equal to .075%
 Charges                                                     multiplied by the Variable
                                                             Account Value, which is
                                                             equivalent to annual rate of
                                                             .90% of such amount during
                                                             Policy Years 1-10; in all
                                                             Policy Years thereafter is
                                                             equal to .021% multiplied by
                                                             the Variable Account Value,
                                                             which is equivalent to an
                                                             annual rate of .25% of such
                                                             amount.
Withdrawal Charges        $25                               The lesser of $25 or 2% of the
                                                             withdrawal amount requested.
Monthly Deductions        A monthly deduction consisting    A monthly deduction consisting
                           of: (1) cost of insurance         of: (1) cost of insurance
                           charges (2) administrative fees   charges (2) administrative fees
                           (see above) and (3) any charges   (see above) and (3) any charges
                           for supplemental benefits         for supplemental benefits
                           and/or riders. (applies to        and/or riders.
                           Existing Life Policies which
                           are universal life plans)
Surrender Charges         Surrender charges vary by policy  A declining deferred sales
                           type and are incurred during a    charge of up to 27% of premium
                           surrender charge period which     payments made in the first
                           ranges from 0 years up to 19      Policy Year (or 27% of a SEC
                           years.                            Guideline Annual Premium if
                                                             less) is assessed on surrender
                                                             charges during the first 14
                                                             Policy Years.
Guaranteed Interest Rate  Ranges from 4% to 5%.             Fixed account only 4%.

EFFECT OF THE EXCHANGE OFFER

    1. This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2. If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing Riders and/or Supplement Benefits if available with the Policy. Evidence of insurability may be required. An increase or addition of Riders &/or Supplemental Benefits will require full evidence of insurability.

    3. The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    TAX CONSIDERATIONS. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. IT MAY NOT BE ADVANTAGEOUS TO EXCHANGE AN EXISTING LIFE POLICY FOR A POLICY (OR TO SURRENDER IN FULL OR IN PART AN EXISTING LIFE POLICY AND USE THE SURRENDER OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Federal Tax Matters".)

    IF YOU SURRENDER YOUR EXISTING LIFE POLICY IN WHOLE OR IN PART AND AFTER RECEIPT OF THE PROCEEDS YOU USE THE SURRENDER PROCEEDS OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY IT WILL NOT BE TREATED AS A NON-TAXABLE EXCHANGE. THE SURRENDER PROCEEDS WILL GENERALLY BE INCLUDIBLE IN INCOME.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    SALES COMMISSIONS. Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

               ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
                DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.


    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.88% of the average daily net assets of the Funds available under the Policies.

This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.


    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.78%, 4.22% and 10.22%, respectively and for Policy Year 11 and thereafter -1.13%, 4.87% and 10.87%, respectively.


    The illustrations also reflect the deduction of the Premium Expense Charges, the Monthly Expense Charge and the monthly cost of insurance charge for the hypothetical Insured. The Surrender Charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental and/or rider benefits.

    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER


                         $1,800 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES


                             PREMIUM              0% HYPOTHETICAL                    6% HYPOTHETICAL
                           ACCUMULATED       GROSS INVESTMENT RETURNS           GROSS INVESTMENT RETURNS
               END OF          AT        ---------------------------------  ---------------------------------
               POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
    AGE         YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
    ---      -----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
        46            1         1,890          965         493     100,000      1,043         571     100,000
        47            2         3,875        2,188       1,716     100,000      2,414       1,942     100,000
        48            3         5,958        3,366       2,894     100,000      3,819       3,347     100,000
        49            4         8,146        4,499       4,027     100,000      5,259       4,787     100,000
        50            5        10,443        5,583       5,111     100,000      6,731       6,259     100,000
        51            6        10,966        6,620       6,147     100,000      8,238       7,766     100,000
        52            7        13,404        7,603       7,183     100,000      9,775       9,355     100,000
        53            8        15,964        8,527       8,160     100,000     11,338      10,970     100,000
        54            9        18,652        9,390       9,075     100,000     12,925      12,610     100,000
        55           10        21,475       10,184       9,922     100,000     14,532      14,269     100,000
        56           11        24,439       11,188      10,978     100,000     16,469      16,259     100,000
        57           12        25,661       12,269      12,112     100,000     18,592      18,435     100,000
        58           13        28,834       13,263      13,158     100,000     20,753      20,648     100,000
        59           14        32,165       14,171      14,118     100,000     22,957      22,905     100,000
        60           15        35,664       14,982      14,982     100,000     25,199      25,199     100,000
        61           16        39,337       15,656      15,656     100,000     27,448      27,448     100,000
        62           17        43,194       16,235      16,235     100,000     29,746      29,746     100,000
        63           18        45,353       16,707      16,707     100,000     32,091      32,091     100,000
        64           19        49,511       17,064      17,064     100,000     34,484      34,484     100,000
        65           20        53,876       17,296      17,296     100,000     36,926      36,926     100,000
        66           21        58,460       17,389      17,389     100,000     39,419      39,419     100,000
        67           22        63,273       17,329      17,329     100,000     41,961      41,961     100,000
        68           23        68,327       17,093      17,093     100,000     44,554      44,554     100,000
        69           24        71,743       16,661      16,661     100,000     47,200      47,200     100,000
        70           25        77,220       16,006      16,006     100,000     49,902      49,902     100,000
        71           26        82,972       15,098      15,098     100,000     52,664      52,664     100,000
        72           27        89,010       13,905      13,905     100,000     55,496      55,496     100,000
        73           28        95,351       12,391      12,391     100,000     58,411      58,411     100,000
        74           29       102,008       10,546      10,546     100,000     61,441      61,441     100,000
        75           30       108,999        8,276       8,276     100,000     64,587      64,587     100,000
        76           31       116,338        5,505       5,505     100,000     67,871      67,871     100,000
        77           32       124,045        2,138       2,138     100,000     71,324      71,324     100,000
        78           33       132,138            *           *           *     74,999      74,999     100,000
        79           34       140,635            *           *           *     78,935      78,935     100,000
        80           35       149,556            *           *           *     83,217      83,217     100,000
        81           36       158,924            *           *           *     87,924      87,924     100,000
        82           37       168,760            *           *           *     93,183      93,183     100,000
        83           38       179,088            *           *           *     98,978      98,978     103,927
        84           39       189,933            *           *           *    104,977     104,977     110,226
        85           40       201,319            *           *           *    111,185     111,185     116,745
        86           41       213,275            *           *           *    117,592     117,592     123,472
        87           42       225,829            *           *           *    124,197     124,197     130,407
        88           43       239,011            *           *           *    130,993     130,993     137,543
        89           44       252,851            *           *           *    137,975     137,975     144,873
        90           45       267,384            *           *           *    145,132     145,132     152,388
        91           46       282,643            *           *           *    152,457     152,457     158,555
        92           47       298,665            *           *           *    160,275     160,275     165,083
        93           48       315,488            *           *           *    168,674     168,674     172,048
        94           49       333,153            *           *           *    177,758     177,758     179,536
        95           50       351,700            *           *           *    187,650     187,650     187,650

                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURNS
             --------------------------------
              POLICY    SURRENDER     DEATH
    AGE       VALUE       VALUE      BENEFIT
    ---      --------  -----------  ---------
        46      1,121         649     100,000
        47      2,650       2,178     100,000
        48      4,311       3,838     100,000
        49      6,115       5,643     100,000
        50      8,077       7,605     100,000
        51     10,213       9,741     100,000
        52     12,535      12,116     100,000
        53     15,061      14,693     100,000
        54     17,808      17,494     100,000
        55     20,798      20,536     100,000
        56     24,413      24,203     100,000
        57     28,517      28,360     100,000
        58     33,021      32,916     100,000
        59     37,978      37,926     100,000
        60     43,441      43,441     100,000
        61     49,456      49,456     100,000
        62     56,129      56,129     100,000
        63     63,551      63,551     100,000
        64     71,829      71,829     100,000
        65     81,090      81,090     100,000
        66     91,411      91,411     108,779
        67    102,793     102,793     121,296
        68    115,343     115,343     134,951
        69    129,176     129,176     149,844
        70    144,421     144,421     166,084
        71    161,221     161,221     182,179
        72    179,791     179,791     199,568
        73    200,340     200,340     218,371
        74    223,119     223,119     238,738
        75    248,400     248,400     260,820
        76    276,509     276,509     290,334
        77    307,513     307,513     322,889
        78    341,701     341,701     358,786
        79    379,367     379,367     398,335
        80    420,854     420,854     441,897
        81    466,504     466,504     489,829
        82    516,697     516,697     542,532
        83    571,873     571,873     600,466
        84    632,451     632,451     664,074
        85    698,933     698,933     733,880
        86    771,776     771,776     810,365
        87    851,528     851,528     894,105
        88    938,744     938,744     985,681
        89   1,034,006  1,034,006   1,085,706
        90   1,137,932  1,137,932   1,194,828
        91   1,251,184  1,251,184   1,301,231
        92   1,377,332  1,377,332   1,418,652
        93   1,518,428  1,518,428   1,548,796
        94   1,676,949  1,676,949   1,693,718
        95   1,855,894  1,855,894   1,855,894


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER

                         $1,800 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                    USING GUARANTEED COST OF INSURANCE RATES


                             PREMIUM              0% HYPOTHETICAL                    6% HYPOTHETICAL
                           ACCUMULATED       GROSS INVESTMENT RETURNS           GROSS INVESTMENT RETURNS
               END OF          AT        ---------------------------------  ---------------------------------
               POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
    AGE         YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
    ---      -----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
        46            1         1,890          941         469     100,000      1,018         546     100,000
        47            2         3,875        2,141       1,668     100,000      2,364       1,892     100,000
        48            3         5,958        3,296       2,823     100,000      3,742       3,270     100,000
        49            4         8,146        4,405       3,933     100,000      5,153       4,681     100,000
        50            5        10,443        5,467       4,995     100,000      6,597       6,124     100,000
        51            6        10,966        6,481       6,009     100,000      8,072       7,600     100,000
        52            7        13,404        7,442       7,022     100,000      9,576       9,156     100,000
        53            8        15,964        8,345       7,977     100,000     11,105      10,738     100,000
        54            9        18,652        9,186       8,871     100,000     12,657      12,342     100,000
        55           10        21,475        9,958       9,696     100,000     14,225      13,963     100,000
        56           11        24,439       10,694      10,484     100,000     15,846      15,636     100,000
        57           12        25,661       11,352      11,194     100,000     17,480      17,322     100,000
        58           13        28,834       11,929      11,824     100,000     19,125      19,020     100,000
        59           14        32,165       12,421      12,368     100,000     20,780      20,727     100,000
        60           15        35,664       12,819      12,819     100,000     22,438      22,438     100,000
        61           16        39,337       13,114      13,114     100,000     24,095      24,095     100,000
        62           17        43,194       13,297      13,297     100,000     25,744      25,744     100,000
        63           18        45,353       13,352      13,352     100,000     27,375      27,375     100,000
        64           19        49,511       13,263      13,263     100,000     28,978      28,978     100,000
        65           20        53,876       13,010      13,010     100,000     30,540      30,540     100,000
        66           21        58,460       12,575      12,575     100,000     32,051      32,051     100,000
        67           22        63,273       11,942      11,942     100,000     33,503      33,503     100,000
        68           23        68,327       11,089      11,089     100,000     34,887      34,887     100,000
        69           24        71,743        9,994       9,994     100,000     36,193      36,193     100,000
        70           25        77,220        8,629       8,629     100,000     37,407      37,407     100,000
        71           26        82,972        6,945       6,945     100,000     38,505      38,505     100,000
        72           27        89,010        4,831       4,831     100,000     39,422      39,422     100,000
        73           28        95,351        2,320       2,320     100,000     40,190      40,190     100,000
        74           29       102,008            *           *           *     40,725      40,725     100,000
        75           30       108,999            *           *           *     40,976      40,976     100,000
        76           31       116,338            *           *           *     40,891      40,891     100,000
        77           32       124,045            *           *           *     40,412      40,412     100,000
        78           33       132,138            *           *           *     39,467      39,467     100,000
        79           34       140,635            *           *           *     37,970      37,970     100,000
        80           35       149,556            *           *           *     35,802      35,802     100,000
        81           36       158,924            *           *           *     32,788      32,788     100,000
        82           37       168,760            *           *           *     28,688      28,688     100,000
        83           38       179,088            *           *           *     23,161      23,161     100,000
        84           39       189,933            *           *           *     15,737      15,737     100,000
        85           40       201,319            *           *           *      5,786       5,786     100,000
        86           41       213,275            *           *           *          *           *           *
        87           42       225,829            *           *           *          *           *           *
        88           43       239,011            *           *           *          *           *           *
        89           44       252,851            *           *           *          *           *           *
        90           45       267,384            *           *           *          *           *           *
        91           46       282,643            *           *           *          *           *           *
        92           47       298,665            *           *           *          *           *           *
        93           48       315,488            *           *           *          *           *           *
        94           49       333,153            *           *           *          *           *           *
        95           50       351,700            *           *           *          *           *           *

                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURNS
             --------------------------------
              POLICY    SURRENDER     DEATH
    AGE       VALUE       VALUE      BENEFIT
    ---      --------  -----------  ---------
        46      1,096         624     100,000
        47      2,597       2,125     100,000
        48      4,226       3,754     100,000
        49      5,997       5,525     100,000
        50      7,921       7,449     100,000
        51     10,014       9,542     100,000
        52     12,290      11,870     100,000
        53     14,763      14,396     100,000
        54     17,454      17,139     100,000
        55     20,379      20,117     100,000
        56     23,604      23,394     100,000
        57     27,121      26,963     100,000
        58     30,963      30,858     100,000
        59     35,170      35,117     100,000
        60     39,782      39,782     100,000
        61     44,850      44,850     100,000
        62     50,431      50,431     100,000
        63     56,591      56,591     100,000
        64     63,410      63,410     100,000
        65     70,984      70,984     100,000
        66     79,432      79,432     100,000
        67     88,856      88,856     104,850
        68     99,186      99,186     116,048
        69    110,487     110,487     128,165
        70    122,851     122,851     141,279
        71    136,374     136,374     154,103
        72    151,210     151,210     167,843
        73    167,528     167,528     182,606
        74    185,490     185,490     198,474
        75    205,302     205,302     215,567
        76    227,213     227,213     238,574
        77    251,192     251,192     263,752
        78    277,420     277,420     291,291
        79    306,094     306,094     321,399
        80    337,424     337,424     354,295
        81    371,627     371,627     390,208
        82    408,932     408,932     429,379
        83    449,574     449,574     472,053
        84    493,795     493,795     518,485
        85    541,849     541,849     568,941
        86    594,008     594,008     623,709
        87    650,563     650,563     683,091
        88    711,822     711,822     747,413
        89    778,116     778,116     817,021
        90    849,786     849,786     892,276
        91    927,180     927,180     964,267
        92   1,013,069  1,013,069   1,043,461
        93   1,108,826  1,108,826   1,131,002
        94   1,216,117  1,216,117   1,228,279
        95   1,336,985  1,336,985   1,336,985


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER
                         $4,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES

                             PREMIUM              0% HYPOTHETICAL                    6% HYPOTHETICAL
                           ACCUMULATED       GROSS INVESTMENT RETURNS           GROSS INVESTMENT RETURNS
               END OF          AT        ---------------------------------  ---------------------------------
               POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
    AGE         YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
    ---      -----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
        46            1         4,200        2,986       2,514     102,986      3,187       2,715     103,187
        47            2         8,610        6,191       5,719     106,191      6,787       6,315     106,787
        48            3        13,241        9,311       8,838     109,311     10,507      10,035     110,507
        49            4        18,103       12,344      11,872     112,344     14,352      13,880     114,352
        50            5        23,208       15,290      14,817     115,290     18,321      17,849     118,321
        51            6        24,368       18,146      17,674     118,146     22,419      21,947     122,419
        52            7        29,786       20,909      20,489     120,909     26,643      26,223     126,643
        53            8        35,476       23,572      23,205     123,572     30,991      30,623     130,991
        54            9        41,450       26,132      25,817     126,132     35,462      35,147     135,462
        55           10        47,722       28,581      28,319     128,581     40,053      39,791     140,053
        56           11        54,308       31,392      31,183     131,392     45,340      45,130     145,340
        57           12        57,024       34,267      34,109     134,267     50,982      50,824     150,982
        58           13        64,075       37,015      36,910     137,015     56,800      56,696     156,800
        59           14        71,478       39,639      39,587     139,639     62,805      62,753     162,805
        60           15        79,252       42,123      42,123     142,123     68,988      68,988     168,988
        61           16        87,415       44,421      44,421     144,421     75,308      75,308     175,308
        62           17        95,986       46,578      46,578     146,578     81,816      81,816     181,816
        63           18       100,785       48,584      48,584     148,584     88,509      88,509     188,509
        64           19       110,024       50,428      50,428     150,428     95,383      95,383     195,383
        65           20       119,725       52,097      52,097     152,097    102,432     102,432     202,432
        66           21       129,912       53,579      53,579     153,579    109,649     109,649     209,649
        67           22       140,607       54,856      54,856     154,856    117,022     117,022     217,022
        68           23       151,838       55,906      55,906     155,906    124,535     124,535     224,535
        69           24       159,430       56,711      56,711     156,711    132,171     132,171     232,171
        70           25       171,601       57,246      57,246     157,246    139,909     139,909     239,909
        71           26       184,381       57,486      57,486     157,486    147,724     147,724     247,724
        72           27       197,800       57,408      57,408     157,408    155,593     155,593     255,593
        73           28       211,890       56,991      56,991     156,991    163,492     163,492     263,492
        74           29       226,685       56,247      56,247     156,247    171,433     171,433     271,433
        75           30       242,219       55,101      55,101     155,101    179,336     179,336     279,336
        76           31       258,530       53,510      53,510     153,510    187,151     187,151     287,151
        77           32       275,656       51,428      51,428     151,428    194,818     194,818     294,818
        78           33       293,639       48,861      48,861     148,861    202,334     202,334     302,334
        79           34       312,521       45,700      45,700     145,700    209,570     209,570     309,570
        80           35       332,347       41,962      41,962     141,962    216,526     216,526     316,526
        81           36       353,165       37,524      37,524     137,524    223,052     223,052     323,052
        82           37       375,023       32,327      32,327     132,327    229,061     229,061     329,061
        83           38       397,974       26,420      26,420     126,420    234,568     234,568     334,568
        84           39       422,073       19,656      19,656     119,656    239,388     239,388     339,388
        85           40       447,376       12,060      12,060     112,060    243,505     243,505     343,505
        86           41       473,945        3,427       3,427     103,427    246,661     246,661     346,661
        87           42       501,842            *           *           *    248,785     248,785     348,785
        88           43       531,134            *           *           *    249,725     249,725     349,725
        89           44       561,891            *           *           *    249,321     249,321     349,321
        90           45       594,186            *           *           *    247,424     247,424     347,424
        91           46       628,095            *           *           *    243,902     243,902     343,902
        92           47       659,500            *           *           *    238,699     238,699     338,699
        93           48       692,475            *           *           *    231,685     231,685     331,685
        94           49       727,099            *           *           *    222,722     222,722     322,722
        95           50       763,453            *           *           *    211,666     211,666     311,666

                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURNS
             --------------------------------
              POLICY    SURRENDER     DEATH
    AGE       VALUE       VALUE      BENEFIT
    ---      --------  -----------  ---------
        46      3,388       2,915     103,388
        47      7,407       6,935     107,407
        48     11,802      11,330     111,802
        49     16,610      16,138     116,610
        50     21,868      21,396     121,868
        51     27,619      27,147     127,619
        52     33,907      33,487     133,907
        53     40,777      40,409     140,777
        54     48,282      47,968     148,282
        55     56,478      56,216     156,478
        56     66,151      65,941     166,151
        57     76,974      76,816     176,974
        58     88,870      88,765     188,870
        59    101,956     101,904     201,956
        60    116,344     116,344     216,344
        61    132,123     132,123     232,123
        62    149,490     149,490     249,490
        63    168,605     168,605     268,605
        64    189,644     189,644     289,644
        65    212,800     212,800     312,800
        66    238,286     238,286     338,286
        67    266,335     266,335     366,335
        68    297,199     297,199     397,199
        69    331,160     331,160     431,160
        70    368,525     368,525     468,525
        71    409,633     409,633     509,633
        72    454,861     454,861     554,861
        73    504,630     504,630     604,630
        74    559,442     559,442     659,442
        75    619,758     619,758     719,758
        76    686,127     686,127     786,127
        77    759,147     759,147     859,147
        78    839,542     839,542     939,542
        79    927,989     927,989   1,027,989
        80   1,025,372  1,025,372   1,125,372
        81   1,132,520  1,132,520   1,232,520
        82   1,250,424  1,250,424   1,350,424
        83   1,380,291  1,380,291   1,480,291
        84   1,523,252  1,523,252   1,623,252
        85   1,680,743  1,680,743   1,780,743
        86   1,854,112  1,854,112   1,954,112
        87   2,045,028  2,045,028   2,147,280
        88   2,254,252  2,254,252   2,366,964
        89   2,482,775  2,482,775   2,606,913
        90   2,732,081  2,732,081   2,868,685
        91   3,003,759  3,003,759   3,123,909
        92   3,306,374  3,306,374   3,406,374
        93   3,644,837  3,644,837   3,744,837
        94   4,019,218  4,019,218   4,119,218
        95   4,432,473  4,432,473   4,532,473


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER

                         $4,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                    USING GUARANTEED COST OF INSURANCE RATES

                 PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
               ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
     END OF        AT        ---------------------------------   ---------------------------------
     POLICY    5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE   YEAR      PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  -------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46        1         4,200        2,963      2,490      102,963       3,162      2,690      103,162
47        2         8,610        6,144      5,672      106,144       6,737      6,264      106,737
48        3        13,241        9,240      8,768      109,240      10,431      9,958      110,431
49        4        18,103       12,252     11,779      112,252      14,247     13,775      114,247
50        5        23,208       15,175     14,703      115,175      18,188     17,716      118,188
51        6        24,368       18,010     17,537      118,010      22,255     21,783      122,255
52        7        29,786       20,751     20,331      120,751      26,448     26,028      126,448
53        8        35,476       23,393     23,026      123,393      30,763     30,396      130,763
54        9        41,450       25,933     25,618      125,933      35,200     34,886      135,200
55       10        47,722       28,362     28,099      128,362      39,756     39,494      139,756
56       11        54,308       30,754     30,544      130,754      44,511     44,301      144,511
57       12        57,024       33,024     32,867      133,024      49,381     49,224      149,381
58       13        64,075       35,169     35,064      135,169      54,367     54,262      154,367
59       14        71,478       37,184     37,132      137,184      59,467     59,414      159,467
60       15        79,252       39,059     39,059      139,059      64,672     64,672      164,672
61       16        87,415       40,786     40,786      140,786      69,975     69,975      169,975
62       17        95,986       42,353     42,353      142,353      75,367     75,367      175,367
63       18       100,785       43,746     43,746      143,746      80,833     80,833      180,833
64       19       110,024       44,946     44,946      144,946      86,354     86,354      186,354
65       20       119,725       45,937     45,937      145,937      91,911     91,911      191,911
66       21       129,912       46,700     46,700      146,700      97,483     97,483      197,483
67       22       140,607       47,225     47,225      147,225     103,057    103,057      203,057
68       23       151,838       47,497     47,497      147,497     108,611    108,611      208,611
69       24       159,430       47,502     47,502      147,502     114,127    114,127      214,127
70       25       171,601       47,221     47,221      147,221     119,577    119,577      219,577
71       26       184,381       46,622     46,622      146,622     124,923    124,923      224,923
72       27       197,800       45,608     45,608      145,608     130,052    130,052      230,052
73       28       211,890       44,249     44,249      144,249     135,021    135,021      235,021
74       29       226,685       42,429     42,429      142,429     139,696    139,696      239,696
75       30       242,219       40,094     40,094      140,094     144,003    144,003      244,003
76       31       258,530       37,215     37,215      137,215     147,884    147,884      247,884
77       32       275,656       33,762     33,762      133,762     151,283    151,283      251,283
78       33       293,639       29,712     29,712      129,712     154,144    154,144      254,144
79       34       312,521       25,051     25,051      125,051     156,420    156,420      256,420
80       35       332,347       19,745     19,745      119,745     158,041    158,041      258,041
81       36       353,165       13,737     13,737      113,737     158,907    158,907      258,907
82       37       375,023        6,946      6,946      106,946     158,891    158,891      258,891
83       38       397,974            *          *            *     157,836    157,836      257,836
84       39       422,073            *          *            *     155,565    155,565      255,565
85       40       447,376            *          *            *     151,915    151,915      251,915
86       41       473,945            *          *            *     146,744    146,744      246,744
87       42       501,842            *          *            *     139,934    139,934      239,934
88       43       531,134            *          *            *     131,372    131,372      231,372
89       44       561,891            *          *            *     120,968    120,968      220,968
90       45       594,186            *          *            *     108,611    108,611      208,611
91       46       628,095            *          *            *      94,163     94,163      194,163
92       47       659,500            *          *            *      77,453     77,453      177,453
93       48       692,475            *          *            *      58,248     58,248      158,248
94       49       727,099            *          *            *      36,227     36,227      136,227
95       50       763,453            *          *            *      10,717     10,717      110,717

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46       3,362      2,890      103,362
47       7,354      6,881      107,354
48      11,718     11,246      111,718
49      16,493     16,020      116,493
50      21,713     21,241      121,713
51      27,424     26,951      127,424
52      33,666     33,246      133,666
53      40,486     40,119      140,486
54      47,937     47,622      147,937
55      56,072     55,810      156,072
56      65,043     64,833      165,043
57      74,837     74,679      174,837
58      85,531     85,426      185,531
59      97,210     97,158      197,210
60     109,961    109,961      209,961
61     123,880    123,880      223,880
62     139,071    139,071      239,071
63     155,644    155,644      255,644
64     173,716    173,716      273,716
65     193,417    193,417      293,417
66     214,890    214,890      314,890
67     238,297    238,297      338,297
68     263,814    263,814      363,814
69     291,636    291,636      391,636
70     321,970    321,970      421,970
71     355,031    355,031      455,031
72     390,987    390,987      490,987
73     430,196    430,196      530,196
74     472,859    472,859      572,859
75     519,259    519,259      619,259
76     569,733    569,733      669,733
77     624,652    624,652      724,652
78     684,431    684,431      784,431
79     749,535    749,535      849,535
80     820,458    820,458      920,458
81     897,712    897,712      997,712
82     981,841    981,841    1,081,841
83   1,073,418   1,073,418   1,173,418
84   1,173,057   1,173,057   1,273,057
85   1,281,459   1,281,459   1,381,459
86   1,399,427   1,399,427   1,499,427
87   1,527,870   1,527,870   1,627,870
88   1,667,804   1,667,804   1,767,804
89   1,820,375   1,820,375   1,920,375
90   1,986,828   1,986,828   2,086,828
91   2,167,684   2,167,684   2,267,684
92   2,365,964   2,365,964   2,465,964
93   2,582,467   2,582,467   2,682,467
94   2,818,813   2,818,813   2,918,813
95   3,076,438   3,076,438   3,176,438


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Guaranteed values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER

                         $3,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES


                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         3,150        2,098      1,705      102,098       2,244      1,851      102,244
47          2         6,458        4,437      4,044      104,437       4,868      4,476      104,868
48          3         9,930        6,713      6,320      106,713       7,580      7,188      107,580
49          4        13,577        8,925      8,532      108,925      10,381      9,988      110,381
50          5        17,406       11,073     10,680      111,073      13,273     12,880      113,273
51          6        18,276       13,155     12,762      113,155      16,257     15,864      116,257
52          7        22,340       15,169     14,820      115,169      19,333     18,984      119,333
53          8        26,607       17,113     16,807      117,113      22,502     22,197      122,502
54          9        31,087       19,138     18,876      119,138      25,923     25,661      125,923
55         10        35,792       21,174     20,956      121,174      29,535     29,317      129,535
56         11        40,731       23,347     23,172      123,347      33,539     33,365      133,539
57         12        42,768       25,456     25,325      125,456      37,698     37,567      137,698
58         13        48,056       27,494     27,407      127,494      42,009     41,921      142,009
59         14        53,609       29,437     29,393      129,437      46,455     46,411      146,455
60         15        59,439       31,305     31,305      131,305      51,062     51,062      151,062
61         16        65,561       33,052     33,052      133,052      55,790     55,790      155,790
62         17        71,989       34,716     34,716      134,716      60,682     60,682      160,682
63         18        75,589       36,290     36,290      136,290      65,738     65,738      165,738
64         19        82,518       37,781     37,781      137,781      70,973     70,973      170,973
65         20        89,794       39,173     39,173      139,173      76,376     76,376      176,376
66         21        97,434       40,459     40,459      140,459      81,949     81,949      181,949
67         22       105,456       41,632     41,632      141,632      87,690     87,690      187,690
68         23       113,878       42,694     42,694      142,694      93,610     93,610      193,610
69         24       119,572       43,623     43,623      143,623      99,692     99,692      199,692
70         25       128,701       44,424     44,424      144,424     105,948    105,948      205,948
71         26       138,286       45,066     45,066      145,066     112,352    112,352      212,352
72         27       148,350       45,545     45,545      145,545     118,908    118,908      218,908
73         28       158,918       45,819     45,819      145,819     125,575    125,575      225,575
74         29       170,014       45,880     45,880      145,880     132,349    132,349      232,349
75         30       181,664       45,669     45,669      145,669     139,172    139,172      239,172
76         31       193,897       45,173     45,173      145,173     146,030    146,030      246,030
77         32       206,742       44,348     44,348      144,348     152,875    152,875      252,875
78         33       220,229       43,149     43,149      143,149     159,657    159,657      259,657
79         34       234,391       41,483     41,483      141,483     166,272    166,272      266,272
80         35       249,260       39,337     39,337      139,337     172,693    172,693      272,693
81         36       264,873       36,659     36,659      136,659     178,851    178,851      278,851
82         37       281,267       33,398     33,398      133,398     184,677    184,677      284,677
83         38       298,480       29,505     29,505      129,505     190,093    190,093      290,093
84         39       316,554       24,859     24,859      124,859     194,950    194,950      294,950
85         40       335,532       19,474     19,474      119,474     199,225    199,225      299,225
86         41       355,459       13,301     13,301      113,301     202,832    202,832      302,832
87         42       376,382        6,271      6,271      106,271     205,658    205,658      305,658
88         43       398,351            *          *            *     207,600    207,600      307,600
89         44       421,418            *          *            *     208,550    208,550      308,550
90         45       445,639            *          *            *     208,396    208,396      308,396
91         46       471,071            *          *            *     207,016    207,016      307,016
92         47       497,775            *          *            *     204,316    204,316      304,316
93         48       522,664            *          *            *     200,170    200,170      300,170
94         49       548,797            *          *            *     194,444    194,444      294,444
95         50       576,237            *          *            *     186,997    186,997      286,997

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46       2,390      1,997      102,390
47       5,318      4,925      105,318
48       8,519      8,126      108,519
49      12,019     11,626      112,019
50      15,847     15,454      115,847
51      20,032     19,639      120,032
52      24,608     24,259      124,608
53      29,610     29,305      129,610
54      35,242     34,980      135,242
55      41,495     41,276      141,495
56      48,721     48,546      148,721
57      56,689     56,558      156,689
58      65,471     65,383      165,471
59      75,128     75,084      175,128
60      85,775     85,775      185,775
61      97,471     97,471      197,471
62     110,366    110,366      210,366
63     124,584    124,584      224,584
64     140,273    140,273      240,273
65     157,576    157,576      257,576
66     176,659    176,659      276,659
67     197,705    197,705      297,705
68     220,929    220,929      320,929
69     246,542    246,542      346,542
70     274,806    274,806      374,806
71     305,974    305,974      405,974
72     340,356    340,356      440,356
73     378,252    378,252      478,252
74     420,032    420,032      520,032
75     466,053    466,053      566,053
76     516,756    516,756      616,756
77     572,601    572,601      672,601
78     634,091    634,091      734,091
79     701,735    701,735      801,735
80     776,181    776,181      876,181
81     858,105    858,105      958,105
82     948,258    948,258    1,048,258
83   1,047,471   1,047,471   1,147,471
84   1,156,591   1,156,591   1,256,591
85   1,276,697   1,276,697   1,376,697
86   1,408,920   1,408,920   1,508,920
87   1,554,491   1,554,491   1,654,491
88   1,714,790   1,714,790   1,814,790
89   1,891,346   1,891,346   1,991,346
90   2,085,756   2,085,756   2,190,043
91   2,298,733   2,298,733   2,398,733
92   2,534,849   2,534,849   2,634,849
93   2,795,212   2,795,212   2,895,212
94   3,082,378   3,082,378   3,182,378
95   3,399,187   3,399,187   3,499,187


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER

                         $3,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                    USING GUARANTEED COST OF INSURANCE RATES


                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         3,150        2,074      1,682      102,074       2,219      1,826      102,219
47          2         6,458        4,390      3,997      104,390       4,818      4,426      104,818
48          3         9,930        6,643      6,250      106,643       7,504      7,111      107,504
49          4        13,577        8,832      8,440      108,832      10,276      9,884      110,276
50          5        17,406       10,958     10,566      110,958      13,140     12,747      113,140
51          6        18,276       13,018     12,625      113,018      16,093     15,700      116,093
52          7        22,340       15,011     14,662      115,011      19,138     18,789      119,138
53          8        26,607       16,934     16,628      116,934      22,274     21,969      122,274
54          9        31,087       18,782     18,520      118,782      25,500     25,238      125,500
55         10        35,792       20,556     20,338      120,556      28,818     28,599      128,818
56         11        40,731       22,313     22,139      122,313      32,290     32,116      132,290
57         12        42,768       23,994     23,863      123,994      35,861     35,730      135,861
58         13        48,056       25,599     25,512      125,599      39,534     39,447      139,534
59         14        53,609       27,133     27,089      127,133      43,316     43,272      143,316
60         15        59,439       28,592     28,592      128,592      47,207     47,207      147,207
61         16        65,561       29,972     29,972      129,972      51,205     51,205      151,205
62         17        71,989       31,263     31,263      131,263      55,304     55,304      155,304
63         18        75,589       32,450     32,450      132,450      59,490     59,490      159,490
64         19        82,518       33,514     33,514      133,514      63,746     63,746      163,746
65         20        89,794       34,438     34,438      134,438      68,055     68,055      168,055
66         21        97,434       35,216     35,216      135,216      72,409     72,409      172,409
67         22       105,456       35,839     35,839      135,839      76,799     76,799      176,799
68         23       113,878       36,308     36,308      136,308      81,226     81,226      181,226
69         24       119,572       36,626     36,626      136,626      85,690     85,690      185,690
70         25       128,701       36,784     36,784      136,784      90,181     90,181      190,181
71         26       138,286       36,762     36,762      136,762      94,677     94,677      194,677
72         27       148,350       36,528     36,528      136,528      99,141     99,141      199,141
73         28       158,918       36,036     36,036      136,036     103,521    103,521      203,521
74         29       170,014       35,231     35,231      135,231     107,753    107,753      207,753
75         30       181,664       34,064     34,064      134,064     111,772    111,772      211,772
76         31       193,897       32,489     32,489      132,489     115,518    115,518      215,518
77         32       206,742       30,474     30,474      130,474     118,935    118,935      218,935
78         33       220,229       27,989     27,989      127,989     121,975    121,975      221,975
79         34       234,391       25,008     25,008      125,008     124,584    124,584      224,584
80         35       249,260       21,490     21,490      121,490     126,692    126,692      226,692
81         36       264,873       17,368     17,368      117,368     128,201    128,201      228,201
82         37       281,267       12,556     12,556      112,556     128,986    128,986      228,986
83         38       298,480        6,945      6,945      106,945     128,890    128,890      228,890
84         39       316,554          414        414      100,414     127,738    127,738      227,738
85         40       335,532            *          *            *     125,370    125,370      225,370
86         41       355,459            *          *            *     121,620    121,620      221,620
87         42       376,382            *          *            *     116,339    116,339      216,339
88         43       398,351            *          *            *     109,364    109,364      209,364
89         44       421,418            *          *            *     100,538    100,538      200,538
90         45       445,639            *          *            *      89,677     89,677      189,677
91         46       471,071            *          *            *      76,586     76,586      176,586
92         47       497,775            *          *            *      61,030     61,030      161,030
93         48       522,664            *          *            *      42,706     42,706      142,706
94         49       548,797            *          *            *      21,196     21,196      121,196
95         50       576,237            *          *            *           *          *            *

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46       2,365      1,972      102,365
47       5,265      4,872      105,265
48       8,435      8,042      108,435
49      11,901     11,508      111,901
50      15,692     15,299      115,692
51      19,836     19,443      119,836
52      24,367     24,018      124,367
53      29,319     29,014      129,319
54      34,731     34,469      134,731
55      40,645     40,427      140,645
56      47,178     47,003      147,178
57      54,323     54,192      154,323
58      62,143     62,055      162,143
59      70,708     70,665      170,708
60      80,091     80,091      180,091
61      90,367     90,367      190,367
62     101,614    101,614      201,614
63     113,913    113,913      213,913
64     127,349    127,349      227,349
65     142,017    142,017      242,017
66     158,031    158,031      258,031
67     175,516    175,516      275,516
68     194,620    194,620      294,620
69     215,505    215,505      315,505
70     238,340    238,340      338,340
71     263,299    263,299      363,299
72     290,559    290,559      390,559
73     320,299    320,299      420,299
74     352,709    352,709      452,709
75     387,998    387,998      487,998
76     426,405    426,405      526,405
77     468,201    468,201      568,201
78     513,692    513,692      613,692
79     563,213    563,213      663,213
80     617,120    617,120      717,120
81     675,775    675,775      775,775
82     739,557    739,557      839,557
83     808,855    808,855      908,855
84     884,084    884,084      984,084
85     965,725    965,725    1,065,725
86   1,054,309   1,054,309   1,154,309
87   1,150,444   1,150,444   1,250,444
88   1,254,793   1,254,793   1,354,793
89   1,368,099   1,368,099   1,468,099
90   1,491,158   1,491,158   1,591,158
91   1,624,846   1,624,846   1,724,846
92   1,770,090   1,770,090   1,870,090
93   1,927,855   1,927,855   2,027,855
94   2,099,097   2,099,097   2,199,097
95   2,284,606   2,284,606   2,384,606


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount during all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER


                         $1,500 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES


                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         1,575          720        327      100,000         782        389      100,000
47          2         3,229        1,708      1,315      100,000       1,888      1,495      100,000
48          3         4,965        2,661      2,268      100,000       3,021      2,628      100,000
49          4         6,788        3,577      3,184      100,000       4,182      3,789      100,000
50          5         8,703        4,457      4,064      100,000       5,372      4,980      100,000
51          6         9,138        5,297      4,904      100,000       6,589      6,197      100,000
52          7        11,170        6,097      5,748      100,000       7,833      7,484      100,000
53          8        13,303        6,855      6,549      100,000       9,103      8,797      100,000
54          9        15,544        7,709      7,447      100,000      10,538     10,277      100,000
55         10        17,896        8,594      8,376      100,000      12,083     11,864      100,000
56         11        20,366        9,524      9,350      100,000      13,784     13,609      100,000
57         12        21,384       10,412     10,281      100,000      15,539     15,408      100,000
58         13        24,028       11,251     11,164      100,000      17,347     17,260      100,000
59         14        26,804       12,022     11,978      100,000      19,191     19,148      100,000
60         15        29,720       12,741     12,741      100,000      21,091     21,091      100,000
61         16        32,781       13,371     13,371      100,000      23,016     23,016      100,000
62         17        35,995       13,942     13,942      100,000      24,997     24,997      100,000
63         18        37,794       14,452     14,452      100,000      27,037     27,037      100,000
64         19        41,259       14,903     14,903      100,000      29,144     29,144      100,000
65         20        44,897       15,285     15,285      100,000      31,315     31,315      100,000
66         21        48,717       15,590     15,590      100,000      33,551     33,551      100,000
67         22        52,728       15,811     15,811      100,000      35,853     35,853      100,000
68         23        56,939       15,952     15,952      100,000      38,233     38,233      100,000
69         24        59,786       15,991     15,991      100,000      40,685     40,685      100,000
70         25        64,350       15,932     15,932      100,000      43,220     43,220      100,000
71         26        69,143       15,746     15,746      100,000      45,834     45,834      100,000
72         27        74,175       15,429     15,429      100,000      48,536     48,536      100,000
73         28        79,459       14,941     14,941      100,000      51,317     51,317      100,000
74         29        85,007       14,269     14,269      100,000      54,192     54,192      100,000
75         30        90,832       13,356     13,356      100,000      57,149     57,149      100,000
76         31        96,949       12,180     12,180      100,000      60,207     60,207      100,000
77         32       103,371       10,688     10,688      100,000      63,373     63,373      100,000
78         33       110,115        8,818      8,818      100,000      66,660     66,660      100,000
79         34       117,195        6,457      6,457      100,000      70,074     70,074      100,000
80         35       124,630        3,550      3,550      100,000      73,655     73,655      100,000
81         36       132,437            *          *            *      77,444     77,444      100,000
82         37       140,634            *          *            *      81,495     81,495      100,000
83         38       149,240            *          *            *      85,880     85,880      100,000
84         39       158,277            *          *            *      90,685     90,685      100,000
85         40       167,766            *          *            *      96,038     96,038      100,840
86         41       176,154            *          *            *     101,686    101,686      106,770
87         42       184,962            *          *            *     107,531    107,531      112,908
88         43       194,210            *          *            *     113,575    113,575      119,254
89         44       203,921            *          *            *     119,814    119,814      125,805
90         45       214,117            *          *            *     126,248    126,248      132,560
91         46       224,823            *          *            *     132,871    132,871      138,186
92         47       236,064            *          *            *     139,896    139,896      144,093
93         48       247,867            *          *            *     147,386    147,386      150,333
94         49       260,260            *          *            *     155,416    155,416      156,970
95         50       273,273            *          *            *     162,369    162,369      162,369

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46         845        452      100,000
47       2,075      1,682      100,000
48       3,412      3,019      100,000
49       4,865      4,472      100,000
50       6,446      6,053      100,000
51       8,166      7,773      100,000
52      10,038      9,689      100,000
53      12,077     11,772      100,000
54      14,439     14,177      100,000
55      17,092     16,874      100,000
56      20,155     19,980      100,000
57      23,529     23,398      100,000
58      27,247     27,160      100,000
59      31,333     31,289      100,000
60      35,847     35,847      100,000
61      40,816     40,816      100,000
62      46,321     46,321      100,000
63      52,432     52,432      100,000
64      59,229     59,229      100,000
65      66,797     66,797      100,000
66      75,239     75,239      100,000
67      84,674     84,674      100,000
68      95,155     95,155      111,332
69     106,738    106,738      123,816
70     119,540    119,540      137,472
71     133,686    133,686      151,066
72     149,346    149,346      165,774
73     166,686    166,686      181,687
74     185,901    185,901      198,915
75     207,210    207,210      217,570
76     230,868    230,868      242,412
77     257,012    257,012      269,863
78     285,889    285,889      300,184
79     317,765    317,765      333,653
80     352,937    352,937      370,584
81     391,725    391,725      411,311
82     434,475    434,475      456,199
83     481,565    481,565      505,643
84     533,379    533,379      560,048
85     590,372    590,372      619,890
86     653,013    653,013      685,664
87     721,805    721,805      757,895
88     797,288    797,288      837,152
89     880,040    880,040      924,042
90     970,681    970,681    1,019,215
91   1,069,866   1,069,866   1,112,661
92   1,180,117   1,180,117   1,215,520
93   1,303,065   1,303,065   1,329,126
94   1,440,664   1,440,664   1,455,071
95   1,595,267   1,595,267   1,595,267


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER

                         $1,500 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                    USING GUARANTEED COST OF INSURANCE RATES


                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         1,575          696        303      100,000         758        365      100,000
47          2         3,229        1,661      1,268      100,000       1,837      1,444      100,000
48          3         4,965        2,590      2,198      100,000       2,944      2,551      100,000
49          4         6,788        3,484      3,091      100,000       4,077      3,684      100,000
50          5         8,703        4,341      3,948      100,000       5,238      4,845      100,000
51          6         9,138        5,159      4,766      100,000       6,424      6,031      100,000
52          7        11,170        5,937      5,588      100,000       7,636      7,286      100,000
53          8        13,303        6,673      6,367      100,000       8,871      8,565      100,000
54          9        15,544        7,362      7,100      100,000      10,127      9,865      100,000
55         10        17,896        8,004      7,786      100,000      11,404     11,185      100,000
56         11        20,366        8,627      8,453      100,000      12,733     12,558      100,000
57         12        21,384        9,202      9,071      100,000      14,086     13,955      100,000
58         13        24,028        9,730      9,642      100,000      15,465     15,377      100,000
59         14        26,804       10,213     10,169      100,000      16,874     16,830      100,000
60         15        29,720       10,649     10,649      100,000      18,314     18,314      100,000
61         16        32,781       11,033     11,033      100,000      19,781     19,781      100,000
62         17        35,995       11,357     11,357      100,000      21,269     21,269      100,000
63         18        37,794       11,606     11,606      100,000      22,770     22,770      100,000
64         19        41,259       11,764     11,764      100,000      24,268     24,268      100,000
65         20        44,897       11,815     11,815      100,000      25,754     25,754      100,000
66         21        48,717       11,750     11,750      100,000      27,222     27,222      100,000
67         22        52,728       11,562     11,562      100,000      28,668     28,668      100,000
68         23        56,939       11,249     11,249      100,000      30,094     30,094      100,000
69         24        59,786       10,808     10,808      100,000      31,502     31,502      100,000
70         25        64,350       10,230     10,230      100,000      32,888     32,888      100,000
71         26        69,143        9,491      9,491      100,000      34,239     34,239      100,000
72         27        74,175        8,557      8,557      100,000      35,535     35,535      100,000
73         28        79,459        7,375      7,375      100,000      36,743     36,743      100,000
74         29        85,007        5,883      5,883      100,000      37,829     37,829      100,000
75         30        90,832        4,014      4,014      100,000      38,753     38,753      100,000
76         31        96,949        1,699      1,699      100,000      39,479     39,479      100,000
77         32       103,371            *          *            *      39,972     39,972      100,000
78         33       110,115            *          *            *      40,193     40,193      100,000
79         34       117,195            *          *            *      40,100     40,100      100,000
80         35       124,630            *          *            *      39,628     39,628      100,000
81         36       132,437            *          *            *      38,684     38,684      100,000
82         37       140,634            *          *            *      37,138     37,138      100,000
83         38       149,240            *          *            *      34,811     34,811      100,000
84         39       158,277            *          *            *      31,461     31,461      100,000
85         40       167,766            *          *            *      26,784     26,784      100,000
86         41       176,154            *          *            *      20,370     20,370      100,000
87         42       184,962            *          *            *      11,668     11,668      100,000
88         43       194,210            *          *            *           *          *            *
89         44       203,921            *          *            *           *          *            *
90         45       214,117            *          *            *           *          *            *
91         46       224,823            *          *            *           *          *            *
92         47       236,064            *          *            *           *          *            *
93         48       247,867            *          *            *           *          *            *
94         49       260,260            *          *            *           *          *            *
95         50       273,273            *          *            *           *          *            *

           12% HYPOTHETICAL
       GROSS INVESTMENT RETURNS
   ---------------------------------
    POLICY     SURRENDER     DEATH
AGE  VALUE       VALUE      BENEFIT
------------   ---------   ---------
46       820        427      100,000
47     2,022      1,629      100,000
48     3,327      2,935      100,000
49     4,746      4,353      100,000
50     6,289      5,896      100,000
51     7,967      7,575      100,000
52     9,793      9,444      100,000
53    11,781     11,475      100,000
54    13,943     13,681      100,000
55    16,299     16,081      100,000
56    18,903     18,728      100,000
57    21,749     21,618      100,000
58    24,868     24,781      100,000
59    28,293     28,249      100,000
60    32,059     32,059      100,000
61    36,201     36,201      100,000
62    40,760     40,760      100,000
63    45,778     45,778      100,000
64    51,305     51,305      100,000
65    57,400     57,400      100,000
66    64,140     64,140      100,000
67    71,618     71,618      100,000
68    79,940     79,940      100,000
69    89,216     89,216      103,491
70    99,420     99,420      114,333
71   110,613    110,613      124,993
72   122,919    122,919      136,440
73   136,453    136,453      148,733
74   151,349    151,349      161,943
75   167,763    167,763      176,152
76   185,881    185,881      195,175
77   205,746    205,746      216,034
78   227,519    227,519      238,895
79   251,371    251,371      263,940
80   277,486    277,486      291,361
81   306,058    306,058      321,361
82   337,290    337,290      354,154
83   371,393    371,393      389,962
84   408,584    408,584      429,013
85   449,095    449,095      471,549
86   493,167    493,167      517,825
87   541,056    541,056      568,108
88   593,024    593,024      622,675
89   649,347    649,347      681,815
90   710,301    710,301      745,816
91   776,164    776,164      807,210
92   848,999    848,999      874,469
93   929,923    929,923      948,521
94 1,020,307   1,020,307   1,030,510
95 1,121,879   1,121,879   1,121,879


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.


(1) Assumes that no Policy loans have been made.


(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount during all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.


(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.


    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

LIMITS ON RIGHTS TO CONTEST THE POLICY

    INCONTESTABILITY. Protective Life will not contest the Policy, or any supplemental benefit and/or rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

    SUICIDE EXCLUSION. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

CHANGES IN THE POLICY OR BENEFITS

    MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental benefits and/or riders, the Death Benefit under the Policy or such supplemental benefits and/or riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental benefits and/or riders, at the correct age and sex.

    OTHER CHANGES. At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

SUSPENSION OR DELAY IN PAYMENTS

    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Account".

REPORTS TO POLICY OWNERS


    At least once each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay Premium Payments or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.


ASSIGNMENT

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any Beneficiary

(or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. See "Tax Considerations".

ARBITRATION

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or Beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

SUPPLEMENTAL BENEFITS AND/OR RIDERS


    The following supplemental benefits and/or riders are available and may be added to your Policy. Monthly charges for these benefits and/or riders will be deducted from your Policy Value as part of the monthly deduction (see "Monthly Deduction"). The supplemental benefits and/or riders available with the Policies do not vary with the investment experience of the Variable Account.


    CHILDREN'S TERM LIFE INSURANCE RIDER. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

    ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

    DISABILITY BENEFIT RIDER. Provides for the crediting of a specific Premium Payment to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, the Company will credit Premium Payments to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that We receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, We will credit a Premium Payment equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by Written Notice at any time before the Insured becomes totally disabled.

    GUARANTEED INSURABILITY RIDER. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. See "Changing the Face Amount".

    PROTECTED INSURABILITY BENEFIT RIDER. Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.


    TERM RIDER FOR COVERED INSURED. Provides an additional death benefit payable on the death of the covered Insured without increasing the Policy's Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR may be canceled separately from the Policy (I.E., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit.

    Additional rules and limits apply to these supplemental benefits and/or riders. Not all such benefits may be available at any time, and supplemental benefits and/or riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.


REINSURANCE

    The Company may reinsure a portion of the risks assumed under the Policies.

                               USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, policy loans and interest paid on policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

    Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the policy is withdrawn, surrendered, lapses or matures. BECAUSE OF THESE RISKS, YOU NEED TO CAREFULLY CONSIDER HOW YOU USE THIS POLICY. THIS POLICY MAY NOT BE SUITABLE FOR ALL PERSONS, UNDER ANY OF THESE APPLICATIONS.

                               TAX CONSIDERATIONS

INTRODUCTION

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

TAX STATUS OF PROTECTIVE LIFE

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a charge of 1.25% of each Premium Payment in all Policy Years to compensate it for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify You of any such charge.

TAXATION OF LIFE INSURANCE POLICIES

    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.


        DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.



        OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the Beneficiary's income.


    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate Premium Payments less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.


POLICIES WHICH ARE NOT MECS

        TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.


        CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

        TAX TREATMENT OF LOANS. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.


        Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.



        In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.


POLICIES WHICH ARE MECS


        CHARACTERIZATION OF A POLICY AS A MEC. In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.


        TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.


        PENALTY TAX. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).


        AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

    TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE. At the Maturity Date, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a surrender of the Policy. If the Owner elects to extend the Maturity Date (which must be done prior to the Maturity Date) and such extension is approved, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the insured reaches age 95. If this were the case, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

    ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.


    OTHER CONSIDERATIONS. Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.


FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

            OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

SALE OF THE POLICIES

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including Pro Equities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on Premium Payments paid in amounts up to 95% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For Premium Payments paid in the first policy year which exceed this targeted amount, registered representatives may receive up to 5% on Premium Payments in excess of target. For Premium Payments received during policy years two through ten, the registered representatives may be paid up to 5% on Premium Payments, and .25% on unloaned Policy Value after the first ten Policy Years. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.


    Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (i) directors, officers or employees of Protective Life or any of its affiliates, (ii) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.



CORPORATE PURCHASERS



    The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements purchasing one or more Policies, the Company may reduce the amount of the sales charge, administrative fees, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial Premium Payment or Payments, or the amount of projected Premium Payments.

PROTECTIVE LIFE DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.


        NAME          AGE                      POSITION WITH PROTECTIVE LIFE
--------------------  ---   -------------------------------------------------------------------
Drayton Nabers, Jr.   57    Chairman of the Board and Director
John D. Johns         46    President and Director
R. Stephen Briggs     48    Executive Vice President and Director
Jim E. Massengale     55    Executive Vice President, Acquisitions and Director
A.S. Williams III     61    Executive Vice President, Investments, Treasurer and Director
Danny L. Bentley      40    Senior Vice President, Dental and Consumer Benefits and Director
Richard J. Bielen     37    Senior Vice President, Investments and Director
Carolyn King          47    Senior Vice President, Investment Products and Director
Deborah J. Long       44    Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz     44    Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel     44    Senior Vice President and Chief Actuary and Director
Judy Wilson           40    Senior Vice President, Guaranteed Investment Contracts
Jerry W. DeFoor       45    Vice President and Controller, and Chief Accounting Officer



    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. From May 1992 to May 1994, he was President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.



    Mr. Johns has been President of Protective Life and President and Chief Operating Officer of PLC since August 1996. He was Executive Vice President and Chief Financial Officer of Protective Life and PLC from October 1993 to August 1996. From August 1988 to October 1993, he served as Vice President and General Counsel of Sonat Inc. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation.



    Mr. Briggs has been Executive Vice President of Protective Life and PLC since October 1993. From January 1993 to October 1993 he was Senior Vice President, Life Insurance and Investment Products of Protective Life and PLC. Mr. Briggs had been Senior Vice President, Ordinary Marketing of Protective Life since April 1986 and PLC since August 1988. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.



    Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidaries since 1983.



    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective Life and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of Protective Life and PLC. Mr. Williams has been employed by the PLC and its subsidiaries since 1964.



    Mr. Danny L. Bentley has been Senior Vice President, Dental and Consumer Benefits of Protective Life and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective Life. Mr. Bentley has been employed by PLC and its subsidiaries since 1980.



    Mr. Bielen has been Senior Vice President, Investments of Protective Life and PLC since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective Life.



    Ms. King has been Senior Vice President, Investment Products Division of Protective Life and PLC since April 1995. From August 1994 to March 1995, she served as Senior Vice President and Chief

Investment Officer of Provident Life and Accident Insurance Company and of its parent company, Provident Life and Accident Insurance Company of America. She served as President of Provident National Assurance Company from November 1987 to March 1995. From November 1986 to August 1994, she served as Vice President of Provident Life and Accident Insurance Company of America.


    Ms. Long has been Senior Vice President, Secretary and General Counsel of Protective Life since September 1996 and of PLC since November 1996. Ms. Long was Senior Vice President and General Counsel of Protective Life from February 1994 to September 1996 and of PLC from February 1994 to November 1996. From August 1993 to January 1994, Ms. Long served as General Counsel of PLC and from February 1984 to January 1994 she practiced law with the law firm of Maynard, Cooper & Gale, P.C.



    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz served as Vice President, Financial Institutions of Protective Life from February 1989 to March 1993 and of PLC from February 1993 to March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.



    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since 1978.



    Ms. Wilson has been Senior Vice President, Guaranteed Investment Contracts of Protective Life and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective Life.



    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.


STATE REGULATION

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


PREPARATION FOR YEAR 2000



    Older computer hardware and software often denote the year using two digits rather than four; for example, the year 1997 often is denoted by such hardware and software as "97." It is probable that such hardware and software will malfunction when calculations involving the year 2000 are attempted because the hardware and/or software will interpret "00" as representing the year 1900 rather than the year 2000. This "Year 2000" issue potentially affects all individuals and companies (including Protective, its customers, business partners, suppliers, banks, custodians and administrators) who rely on computers or devices containing computer chips.



    Protective has developed and is implementing a Year 2000 transition plan intended to identify and modify or replace primary hardware and/or software systems on which it relies that have a Year

2000 issue. Protective is also developing and implementing a plan to identify and modify or replace secondary hardware and/or software systems on which it relies that have a Year 2000 issue. Substantial resources are being devoted to this effort; however the costs to develop and implement these plans are not expected to be material. Protective is also confirming that its service providers are implementing plans to identify and modify or replace their systems that have a Year 2000 issue.



    Protective currently anticipates that its systems will be able to process transactions dated beyond 1999 on or before December 31, 1999. There can be no assurance, however, that Protective's efforts will be successful, that interaction with other service providers with Year 2000 issues will not impair Protective's operations, or that the Year 2000 issue will not otherwise adversely affect Protective.


EXPERTS


    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1996 and December 31, 1997 and the related statements of operations and changes in net assets for the period from June 19, 1996 (date of inception) through December 31, 1996 and for the year ended December 31, 1997 and included in this Prospectus, have been included herein in reliance on the report of Coopers and Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



    The consolidated balance sheets of Protective Life as of December 31, 1997 and 1996 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997 and the related financial statement schedules included in this Prospectus, have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



    Actuarial matters included in this Prospectus have been examined by Milliman & Robertson, Inc. whose opinion is filed as an exhibit to the registration statement.


LEGAL MATTERS

    Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

FINANCIAL STATEMENTS


    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1997 and 1996 and the related statements of operations and changes in net assets for the period from June 19, 1996 (date of inception) through December 31, 1996 and for the year ended December 31, 1997 as well as the Report of Independent Accountants are contained herein.



    The audited consolidated balance sheets for Protective Life as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1997, 1996 and 1995 as well as the Report of Independent Accountants are contained herein.

                         INDEX TO FINANCIAL STATEMENTS



THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
Report of Independent Accountants....................................................        F-2
Statement of Assets and Liabilities as of December 31, 1997..........................        F-3
Statement of Assets and Liabilities as of December 31, 1996..........................        F-5
Statement of Operations for the period ended December 31, 1997.......................        F-6
Statement of Operations for the period from June 19, 1996 (date of inception) through
 December 31, 1996...................................................................        F-8
Statement of Changes in Net Assets for the period ended December 31, 1997............        F-9
Statement of Changes in Net Assets for the period from June 19, 1996 (date of
 inception) through December 31, 1996................................................       F-11
Notes to Financial Statements........................................................       F-12

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Accountants....................................................       F-18
Consolidated Statements of Income for the years ended
 December 31, 1997, 1996 and 1995....................................................       F-19
Consolidated Balance Sheets as of December 31, 1997 and 1996.........................       F-20
Consolidated Statements of Stockholder's Equity for the years ended
 December 31, 1997, 1996 and 1995....................................................       F-21
Consolidated Statements of Cash Flows for the years ended
 December 31, 1997, 1996 and 1995....................................................       F-22
Notes to Consolidated Financial Statements...........................................       F-23
Financial Statement Schedules:
Schedule III--Supplementary Insurance Information....................................        S-1
Schedule IV--Reinsurance.............................................................        S-2



    All other schedules to the consolidated financial statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contractowners and Board of Directors of Protective Life Insurance Company


    We have audited the financial statements of the Protective Variable Life Separate Account (comprised of seventeen subaccounts) included on pages F-3 through F-16 of this registration statement on Form S-6. These financial statements are the responsibility of the management of the Protective Variable Life Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1997 and 1996, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Protective Variable Life Separate Account as of December 31, 1997 and 1996, the results of its operations, and the changes in its net assets for the year ended December 31, 1997, and for the period from June 19, 1996 (date of inception) through December 31, 1996, in conformity with generally accepted accounting principles.

Birmingham, Alabama
March 5, 1998

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


                                              PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $   50,888    $  997,651    $  542,113    $  112,638    $  562,384
Receivable from Protective Life
  Insurance Company.....................                     5,779         5,792                       5,263
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   50,888    $1,003,430    $  547,905    $  112,638    $  567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           1                                        32
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   50,887    $1,003,430    $  547,905    $  112,606    $  567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                         ACACIA
                                                                        CAPITAL         ACACIA
                                                                      CORPORATION      CAPITAL
                                              PIC           PIC           CRI        CORPORATION
                                            CORE US       CAPITAL      SMALL CAP         CRI
                                            EQUITY        GROWTH         GROWTH        BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in Sub-accounts at market
  value.................................  $  418,436    $  631,283          $  77          $  86
Receivable from Protective Life
  Insurance Company.....................       1,206         5,482
                                          -----------   -----------           ---            ---
TOTAL ASSETS............................  $  419,642    $  636,765          $  77          $  86
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---
LIABILITIES
Payable to Protective Life Insurance
  Company...............................                                        7              7
                                          -----------   -----------           ---            ---
NET ASSETS..............................  $  419,642    $  636,765          $  70          $  79
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


                                              MFS                         MFS           MFS
                                           EMERGING         MFS        GROWTH W/       TOTAL
                                            GROWTH       RESEARCH       INCOME        RETURN
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $   59,898    $  121,167    $    7,004    $    2,890
Receivable from Protective Life
  Insurance Company.....................
                                          -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   59,898    $  121,167    $    7,004    $    2,890
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................
                                          -----------   -----------   -----------   -----------
NET ASSETS..............................  $   59,898    $  121,167    $    7,004    $    2,890
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

                                          OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                                              CAP       OPPENHEIMER    GROWTH &      STRATEGIC
                                          APPRECIATION    GROWTH        INCOME         BOND
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
ASSETS
Investment in Sub-accounts at market
  value.................................  $   56,236    $   74,477    $   11,957    $   10,236
Receivable from Protective Life
  Insurance Company.....................                                     377           353
                                          -----------   -----------   -----------   -----------
TOTAL ASSETS............................  $   56,236    $   74,477    $   12,334    $   10,589
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................
                                          -----------   -----------   -----------   -----------
NET ASSETS..............................  $   56,236    $   74,477    $   12,334    $   10,589
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


                                                                                               INTERNATIONAL
                                                            MONEY MARKET   GROWTH AND INCOME      EQUITY     GLOBAL INCOME
                                                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------  ------------------  ------------  -------------
ASSETS
Investment in Protective Investment Company at market
  value...................................................    $  14,144        $  149,418       $  122,118     $  21,153
                                                            -------------      ----------      ------------  -------------
TOTAL ASSETS..............................................    $  14,144        $  149,418       $  122,118     $  21,153
                                                            -------------      ----------      ------------  -------------
                                                            -------------      ----------      ------------  -------------


                                                            SMALL CAP EQUITY  SELECT EQUITY  CAPITAL GROWTH
                                                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                                                            ----------------  -------------  --------------
ASSETS
Investment in Protective Investment Company at market
  value...................................................     $  129,053       $  76,118      $  105,334
                                                            ----------------  -------------  --------------
TOTAL ASSETS..............................................     $  129,053       $  76,118      $  105,334
                                                            ----------------  -------------  --------------
                                                            ----------------  -------------  --------------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                              PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends...............................  $    1,088    $    7,094    $    9,487    $    9,209    $    1,630
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain from redemption of
  investment shares.....................                       669           338             2          (211)
Capital gain distribution...............                   132,504        29,384         1,394        61,983
                                          -----------   -----------   -----------   -----------   -----------
Net realized gain on investments........                   133,173        29,722         1,396        61,772
Net unrealized appreciation
  (depreciation) on investments during
  the period............................          (1)      (19,493)      (31,321)       (4,150)       38,214
                                          -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss)
  on investments........................          (1)      113,680        (1,599)       (2,754)       99,986
                                          -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $    1,087    $  120,774    $    7,888    $    6,455    $  101,616
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                         ACACIA
                                                                         CAPITAL         ACACIA
                                                                       CORPORATION       CAPITAL
                                              PIC           PIC            CRI         CORPORATION
                                            CORE US       CAPITAL       SMALL CAP          CRI
                                            EQUITY        GROWTH         GROWTH         BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                          -----------   -----------   -------------   -------------
INVESTMENT INCOME
Dividends...............................  $    3,427    $    3,803                           $   2
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain from redemption of
  investment shares.....................           1           142
Capital gain distribution...............      33,252        39,296           $   7               4
                                          -----------   -----------            ---             ---
Net realized gain on investments........      33,253        39,438               7               4
Net unrealized appreciation
  (depreciation) on investments during
  the period............................      20,629        53,776              (8)             (4)
                                          -----------   -----------            ---             ---
Net realized and unrealized gain (loss)
  on investments........................      53,882        93,214              (1)
                                          -----------   -----------            ---             ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $   57,309    $   97,017           $  (1)          $   2
                                          -----------   -----------            ---             ---
                                          -----------   -----------            ---             ---



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                              MFS                         MFS                       OPPENHEIMER
                                           EMERGING         MFS        GROWTH W/         MFS            CAP        OPPENHEIMER
                                            GROWTH       RESEARCH        INCOME      TOTAL RETURN   APPRECIATION      GROWTH
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   -----------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
Dividends...............................                                    $  28
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain from redemption of
  investment shares.....................  $     (549)   $     (176)             1          $  89          $ (95)         $  67
Capital gain distribution...............                                      132
                                          -----------   -----------         -----            ---            ---            ---
Net realized gain on investments........        (549)         (176)           133             89            (95)            67
Net unrealized appreciation
  (depreciation) on investments during
  the period............................        (656)        1,111            210            (13)
                                          -----------   -----------         -----            ---            ---            ---
Net realized and unrealized gain (loss)
  on investments........................      (1,205)          935            343             76            (95)            67
                                          -----------   -----------         -----            ---            ---            ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $   (1,205)   $      935          $ 371          $  76          $ (95)         $  67
                                          -----------   -----------         -----            ---            ---            ---
                                          -----------   -----------         -----            ---            ---            ---

                                          OPPENHEIMER OPPENHEIMER
                                          GROWTH &     STRATEGIC
                                           INCOME         BOND
                                          SUB-ACCOUNT SUB-ACCOUNT
                                          ---------   ------------
INVESTMENT INCOME
Dividends...............................        $29         $ 199
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain from redemption of
  investment shares.....................        (3)
Capital gain distribution...............
                                               ---          -----
Net realized gain on investments........        (3)
Net unrealized appreciation
  (depreciation) on investments during
  the period............................                        1
                                               ---          -----
Net realized and unrealized gain (loss)
  on investments........................        (3)             1
                                               ---          -----
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............        $26         $ 200
                                               ---          -----
                                               ---          -----



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                            STATEMENT OF OPERATIONS
             FOR THE PERIOD FROM JUNE 19, 1996 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1996


                                                                                                    INTERNATIONAL
                                                              MONEY MARKET      GROWTH AND INCOME      EQUITY        GLOBAL INCOME
                                                               SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                            -----------------  -------------------  -------------  -----------------
INVESTMENT INCOME
  Dividends...............................................      $     115           $   1,798         $      45        $     916
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain from redemption of investment shares....                                 68                17               34
Capital gain distribution.................................                              8,973             2,300              331
                                                                    -----            --------       -------------          -----
Net realized gain on investments..........................                              9,041             2,317              365
Net unrealized appreciation (depreciation) on investments
  during the period.......................................                                956             2,181             (749)
                                                                    -----            --------       -------------          -----
Net realized and unrealized gain (loss) on investments....                              9,997             4,498             (384)
                                                                    -----            --------       -------------          -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................      $     115           $  11,795         $   4,543        $     532
                                                                    -----            --------       -------------          -----
                                                                    -----            --------       -------------          -----


                                                            SMALL CAP EQUITY  SELECT EQUITY  CAPITAL GROWTH
                                                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                            ----------------  -------------  ---------------
INVESTMENT INCOME
  Dividends...............................................     $      322       $     822       $   1,027
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain from redemption of investment shares....              3              17              50
Capital gain distribution.................................         12,584           1,684           1,302
                                                            ----------------  -------------       -------
Net realized gain on investments..........................         12,587           1,701           1,352
Net unrealized appreciation (depreciation) on investments
  during the period.......................................        (13,378)            631           4,452
                                                            ----------------  -------------       -------
Net realized and unrealized gain (loss) on investments....           (791)          2,332           5,804
                                                            ----------------  -------------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................     ($     469)      $   3,154       $   6,831
                                                            ----------------  -------------       -------
                                                            ----------------  -------------       -------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                              PIC           PIC           PIC           PIC           PIC           PIC
                                             MONEY       GROWTH &     INTERNAT'L      GLOBAL       SMALL CAP      CORE US
                                            MARKET        INCOME        EQUITY        INCOME        EQUITY        EQUITY
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Investment Income.......................  $    1,088    $    7,094    $    9,487    $    9,209    $    1,630    $    3,427
Net realized gain on investments........                   133,173        29,722         1,396        61,772        33,253
Net unrealized appreciation
  (depreciation) of investments during
  the period............................          (1)      (19,493)      (31,321)       (4,150)       38,214        20,629
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............       1,087       120,774         7,888         6,455       101,616        57,309
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............      35,259       321,067       215,507        30,685       187,628       136,656
Mortality and expense risk charges......        (168)       (5,176)       (3,190)         (528)       (3,317)       (2,130)
Cost of insurance and administrative
  charges...............................      (1,092)     (112,846)      (76,380)      (10,388)      (77,291)      (46,805)
Surrenders..............................                    (6,520)       (2,450)                     (5,949)       (4,572)
Death benefits..........................
Net policy loan repayments
  (withdrawals).........................                                                             (18,635)      (18,054)
Transfer from other portfolios..........       1,657       536,713       284,412        65,229       254,542       221,120
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      35,656       733,238       417,899        84,998       336,978       286,215
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total increase in net assets............      36,743       854,012       425,787        91,453       438,594       343,524
NET ASSETS
Beginning of Year.......................      14,144       149,418       122,116        21,153       129,053        76,118
                                          -----------   -----------   -----------   -----------   -----------   -----------
End of Year.............................  $   50,887    $1,003,430    $  547,905    $  112,606    $  567,647    $  419,642
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

                                                           ACACIA
                                                          CAPITAL         ACACIA
                                                        CORPORATION      CAPITAL
                                              PIC           CRI        CORPORATION
                                            CAPITAL      SMALL CAP         CRI
                                            GROWTH         GROWTH        BALANCED
                                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   ------------   ------------
FROM OPERATIONS
Investment Income.......................  $    3,803                         $   2
Net realized gain on investments........      39,438          $   7              4
Net unrealized appreciation
  (depreciation) of investments during
  the period............................      53,776             (8)            (4)
                                          -----------           ---            ---
Net increase (decrease) in net assets
  resulting from operations.............      97,017             (1)             2
                                          -----------           ---            ---
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............     216,169             77             78
Mortality and expense risk charges......      (3,108)
Cost of insurance and administrative
  charges...............................     (78,798)            (6)            (6)
Surrenders..............................      (2,247)
Death benefits..........................
Net policy loan repayments
  (withdrawals).........................
Transfer from other portfolios..........     302,398                             5
                                          -----------           ---            ---
Net increase in net assets resulting
  from variable life policy
  transactions..........................     434,414             71             77
                                          -----------           ---            ---
Total increase in net assets............     531,431             70             79
NET ASSETS
Beginning of Year.......................     105,334
                                          -----------           ---            ---
End of Year.............................  $  636,765          $  70          $  79
                                          -----------           ---            ---
                                          -----------           ---            ---



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                              MFS                         MFS           MFS
                                           EMERGING         MFS         GROWTH         TOTAL
                                            GROWTH       RESEARCH      W/INCOME       RETURN
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
FROM OPERATIONS
Investment income.......................                              $       28
Net realized gain on investments........  $     (549)   $     (176)          133    $       89
Net unrealized appreciation
 (depreciation) of investments during
 the period.............................        (656)        1,111           210           (13)
                                          -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............      (1,205)          935           371            76
                                          -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............      18,430        31,577           196           656
Mortality and expense risk charges......        (118)         (173)          (14)           (8)
Cost of insurance and administrative
 charges................................      (4,009)       (6,344)         (274)         (151)
Surrenders..............................      (4,062)         (839)
Death benefits..........................
Net policy loan repayments
 (withdrawals)..........................     (16,051)      (17,201)
Transfer from other portfolios..........      66,923       113,212         6,725         2,317
                                          -----------   -----------   -----------   -----------
Net increase in net assets resulting
 from variable life policy
 transactions...........................      61,103       120,232         6,633         2,814
                                          -----------   -----------   -----------   -----------
Total increase in net assets............      59,898       121,167         7,004         2,890
                                          -----------   -----------   -----------   -----------
NET ASSETS
Beginning of Year.......................
                                          -----------   -----------   -----------   -----------
End of Year.............................  $   59,898    $  121,167    $    7,004    $    2,890
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------

                                          OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                                              CAP       OPPENHEIMER    GROWTH &      STRATEGIC
                                          APPRECIATION    GROWTH        INCOME         BOND
                                          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                          -----------   -----------   -----------   -----------
FROM OPERATIONS
Investment income.......................                              $       29    $      199
Net realized gain on investments........  $      (95)   $       67            (3)
Net unrealized appreciation
 (depreciation) of investments during
 the period.............................                                                     1
                                          -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............         (95)           67            26           200
                                          -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments............      16,910        22,365         2,485         1,135
Mortality and expense risk charges......         (80)          (83)          (22)          (21)
Cost of insurance and administrative
 charges................................      (3,993)       (3,954)         (571)         (423)
Surrenders..............................      (3,835)         (546)
Death benefits..........................
Net policy loan repayments
 (withdrawals)..........................
Transfer from other portfolios..........      47,329        56,628        10,416         9,698
                                          -----------   -----------   -----------   -----------
Net increase in net assets resulting
 from variable life policy
 transactions...........................      56,331        74,410        12,308        10,389
                                          -----------   -----------   -----------   -----------
Total increase in net assets............      56,236        74,477        12,334        10,589
                                          -----------   -----------   -----------   -----------
NET ASSETS
Beginning of Year.......................
                                          -----------   -----------   -----------   -----------
End of Year.............................  $   56,236    $   74,477    $   12,334    $   10,589
                                          -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD FROM JUNE 19, 1996 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1996


                                                                                               INTERNATIONAL
                                                            MONEY MARKET   GROWTH AND INCOME      EQUITY     GLOBAL INCOME
                                                             SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------  ------------------  ------------  -------------
FROM OPERATIONS
Investment income.........................................    $     115        $    1,798       $       45     $     916
Net realized gain on investments..........................                          9,041            2,317           365
Net unrealized appreciation (depreciation) of investments
  during the period.......................................                            956            2,181          (749)
                                                            -------------      ----------      ------------  -------------
Net increase (decrease) in net assets resulting from
  operations..............................................          115            11,795            4,543           532
                                                            -------------      ----------      ------------  -------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments..............................                         19,439           21,311         3,651
Mortality and expense risk charges........................          (21)             (215)            (180)          (35)
Cost of insurance and administrative charges..............         (100)           (7,846)          (6,427)         (697)
Surrenders................................................                           (314)            (725)         (949)
Transfers from other portfolios...........................       14,150           126,559          103,596        18,651
                                                            -------------      ----------      ------------  -------------
Net increase in net assets resulting from variable life
  policy transactions.....................................       14,029           137,623          117,575        20,621
                                                            -------------      ----------      ------------  -------------
Total increase in net assets..............................       14,144           149,418          122,118        21,153

NET ASSETS
Beginning of Year.........................................
                                                            -------------      ----------      ------------  -------------

End of Year...............................................    $  14,144        $  149,418       $  122,118     $  21,153
                                                            -------------      ----------      ------------  -------------
                                                            -------------      ----------      ------------  -------------

                                                                                 SELECT
                                                            SMALL CAP EQUITY     EQUITY     CAPITAL GROWTH
                                                              SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                                            ----------------  ------------  --------------
FROM OPERATIONS
Investment income.........................................     $      322      $      822     $    1,027
Net realized gain on investments..........................         12,587           1,701          1,352
Net unrealized appreciation (depreciation) of investments
  during the period.......................................        (13,378)            631          4,452
                                                            ----------------  ------------  --------------
Net increase (decrease) in net assets resulting from
  operations..............................................           (469)          3,154          6,831
                                                            ----------------  ------------  --------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contractowners' net payments..............................         17,811          10,387         17,280
Mortality and expense risk charges........................           (189)           (100)          (157)
Cost of insurance and administrative charges..............         (6,579)         (2,868)        (5,933)
Surrenders................................................           (245)           (576)          (307)
Transfers from other portfolios...........................        118,724          66,121         87,620
                                                            ----------------  ------------  --------------
Net increase in net assets resulting from variable life
  policy transactions.....................................        129,522          72,964         98,503
                                                            ----------------  ------------  --------------
Total increase in net assets..............................        129,053          76,118        105,334
NET ASSETS
Beginning of Year.........................................
                                                            ----------------  ------------  --------------
End of Year...............................................     $  129,053      $   76,118     $  105,334
                                                            ----------------  ------------  --------------
                                                            ----------------  ------------  --------------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                       NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices.


    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts are the Money Market, Growth and Income, International Equity, Global Income, Small Cap Equity, CORE US Equity, and Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund.



    The ten independent sub-accounts are the Acacia Capital Corporation CRI Small Cap Growth, Acacia Capital Corporation CRI Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Capital Appreciation, Oppenheimer Growth, Oppenheimer Growth & Income, and Oppenheimer Strategic Bond sub-accounts. The Acacia Capital Corporation CRI Small Cap Growth and Acacia Capital Corporation CRI Balanced subaccounts were added July 1, 1997, with sales beginning July 1, 1997. The Acacia Capital Corporation CRI Small Cap Growth and Balanced Funds were renamed Calvert Social Small Cap Growth and Calvert Social Balanced Funds on January 1, 1998. The MFS Emerging Growth, Research, Growth with Income, and Total Return subaccounts were added July 1, 1997, with sales beginning July 1, 1997. The Oppenheimer Capital Appreciation, Growth, Growth & Income, and Strategic Bond subaccounts were added July 1, 1997, with sales beginning July 1, 1997. The Fund invests contractholder's funds in exchange for shares in the independent funds. The Fund then holds the shares for the contractowners.


    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contractowner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contractowners may allocate some or all of gross premiums or transfer some or all of the contract value to the fixed account, which is part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the fixed account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES: The operation of the Separate Account is included in the Federal income tax return of Protective Life. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3.  INVESTMENTS

    At December 31, 1997, the investments by the respective sub-accounts were as follows:


                                                         SHARES        COST       MARKET VALUE
                                                        ---------  -------------  ------------
Money Market..........................................     50,888  $      50,888   $   50,888
Growth and Income.....................................     63,291  $   1,016,188   $  997,651
International Equity..................................     43,537  $     571,254   $  542,113
Global Income.........................................     11,115  $     117,537   $  112,638
Small Cap Equity......................................     47,961  $     537,548   $  562,384
CORE US Equity........................................     22,731  $     397,175   $  418,436
Capital Growth........................................     39,905  $     573,054   $  631,283
Acacia Capital Corporation CRI Small Cap Growth.......          6  $          85   $       77
Acacia Capital Corporation CRI Balanced...............         43  $          89   $       86
MFS Emerging Growth...................................      3,711  $      60,271   $   59,898
MFS Research..........................................      7,674  $     120,606   $  121,167
MFS Growth With Income................................        426  $       7,013   $    7,004
MFS Total Return......................................        174  $       2,785   $    2,890
Oppenheimer Capital Appreciation......................      1,373  $      56,519   $   56,236
Oppenheimer Growth....................................      2,296  $      73,927   $   74,477
Oppenheimer Growth & Income...........................        581  $      11,737   $   11,957
Oppenheimer Strategic Bond............................      1,999  $      10,355   $   10,236


    At December 31, 1996, the investments by the respective sub-accounts were as follows:


                                                         SHARES        COST       MARKET VALUE
                                                        ---------  -------------  ------------
Money Market..........................................     14,144  $      14,144   $   14,144
Growth and Income.....................................     10,535  $     148,462   $  149,418
International Equity..................................      9,492  $     119,937   $  122,118
Global Income.........................................      2,078  $      21,902   $   21,153
Small Cap Equity......................................     12,878  $     142,431   $  129,053
Select Equity.........................................      4,931  $      75,847   $   76,118
Capital Growth........................................      8,329  $     100,881   $  105,334

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    During the year ended December 31, 1997, transactions in shares were as follows:


                                                                   PIC          PIC     PIC SMALL     PIC        PIC
                                      PIC MONEY  PIC GROWTH   INTERNATIONAL   GLOBAL       CAP      SELECT     CAPITAL
                                       MARKET     & INCOME       EQUITY       INCOME     EQUITY     EQUITY     GROWTH
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
Shares purchased....................     87,115      47,611        35,341        8,494     35,094     19,091     32,867
Shares received from reinvestment of
  dividends.........................      1,088       9,094         3,142        1,045      5,514      2,037      2,783
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
Total shares acquired...............     88,203      56,705        38,483        9,539     40,608     21,128     35,650
Shares redeemed.....................    (51,459)     (3,949)       (4,438)        (502)    (5,525)    (3,328)    (4,074)
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
Net increase in shares owned........     36,744      52,756        34,045        9,037     35,083     17,800     31,576
Shares owned, beginning of the
  period............................     14,144      10,535         9,492        2,078     12,878      4,931      8,329
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
Shares owned, end of the period.....     50,888      63,291        43,537       11,115     47,961     22,731     39,905
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
Cost of shares acquired.............     88,203     935,011       510,945      101,056    461,282    383,087    532,941
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
Cost of Shares redeemed.............    (51,459)    (67,285)      (59,628)      (5,421)   (66,165)   (61,399)   (60,768)
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------
                                      ---------  -----------  -------------  ---------  ---------  ---------  ---------


                                        ACACIA         ACACIA
                                       CAPITAL        CAPITAL
                                     CORPORATION    CORPORATION      MFS                      MFS        MFS       OPPENHEIMER
                                      CRI SMALL         CRI        EMERGING      MFS       GROWTH W/    TOTAL        CAPTIAL
                                     CAP GROWTH+     BALANCED+     GROWTH+    RESEARCH+     INCOME+    RETURN+    APPRECIATION+
                                     ------------   ------------   --------   ----------   ---------   --------   --------------
Shares purchased...................        5             43          4,911       9,082         428         300         1,467
Shares received from reinvestment
  of dividends.....................        1              3              0           0          10           0             0
                                         ---            ---        --------   ----------   ---------   --------      -------
Total shares acquired..............        6             46          4,911       9,082         438         300         1,467
Shares redeemed....................        0             (3)        (1,200)     (1,408)        (12)       (126)          (94)
                                         ---            ---        --------   ----------   ---------   --------      -------
Net increase in shares owned.......        6             43          3,711       7,674         426         174         1,373
Shares owned, beginning of the
  period...........................        0              0              0           0           0           0             0
                                         ---            ---        --------   ----------   ---------   --------      -------
Shares owned, end of the period....        6             43          3,711       7,674         426         174         1,373
                                         ---            ---        --------   ----------   ---------   --------      -------
                                         ---            ---        --------   ----------   ---------   --------      -------
Cost of shares acquired............       91             95         79,661     142,783       7,206       4,762        60,457
                                         ---            ---        --------   ----------   ---------   --------      -------
                                         ---            ---        --------   ----------   ---------   --------      -------
Cost of Shares redeemed............       (6)            (6)       (19,390)    (22,177)       (193)     (1,977)       (3,983)
                                         ---            ---        --------   ----------   ---------   --------      -------
                                         ---            ---        --------   ----------   ---------   --------      -------


                                                   OPPENHEIMER   OPPENHEIMER
                                     OPPENHEIMER    GROWTH &      STRATEGIC
                                       GROWTH+       INCOME+        BOND+
                                     -----------   -----------   -----------
Shares purchased...................     2,418           599         2,012
Shares received from reinvestment
  of dividends.....................         0             1            39
                                     -----------   -----------   -----------
Total shares acquired..............     2,418           600         2,051
Shares redeemed....................      (122)          (19)          (52)
                                     -----------   -----------   -----------
Net increase in shares owned.......     2,296           581         1,999
Shares owned, beginning of the
  period...........................         0             0             0
                                     -----------   -----------   -----------
Shares owned, end of the period....     2,296           581         1,999
                                     -----------   -----------   -----------
                                     -----------   -----------   -----------
Cost of shares acquired............    77,973        12,131        10,623
                                     -----------   -----------   -----------
                                     -----------   -----------   -----------
Cost of Shares redeemed............    (4,046)         (394)         (268)
                                     -----------   -----------   -----------
                                     -----------   -----------   -----------


------------------------

+   date of inception, July 1, 1997

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)
    During the period from June 19, 1996 (date of inception) to December 31, 1996, transactions in shares were as follows:


                                                                       PIC                    PIC SMALL     PIC        PIC
                                         PIC MONEY   PIC GROWTH   INTERNATIONAL  PIC GLOBAL      CAP      SELECT     CAPITAL
                                          MARKET      & INCOME       EQUITY        INCOME      EQUITY     EQUITY     GROWTH
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Shares purchased......................      14,150       10,744         9,922         2,419      12,553      5,028      9,228
Shares received from reinvestment of
  dividends...........................         115          762           185           122       1,307        159        183
Total shares acquired.................      14,265       11,506        10,107         2,541      13,860      5,187      9,411
Shares redeemed.......................        (121)        (971)         (615)         (463)       (982)      (256)    (1,082)
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Net increase in shares owned..........      14,144       10,535         9,492         2,078      12,878      4,931      8,329
Shares owned, beginning of the
  period..............................      --           --            --            --          --         --         --
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Shares owned, end of the period.......      14,144       10,535         9,492         2,078      12,878      4,931      8,329
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Cost of shares acquired...............      14,265      162,293       127,758        26,787     153,488     79,410    113,977
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Cost of shares redeemed...............        (121)     (13,831)       (7,821)       (4,885)    (11,057)    (3,923)   (13,096)
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------


4.  RELATED PARTY TRANSACTIONS

    Contractowners' net payments represent premiums received from policyholders less certain deductions made by Protective Life. These deductions may include
(1) sales charges, (2) federal tax charges, (3) premium tax charges, (4) transfer fees, (5) surrender charges, and (6) withdrawal charges.

    The sales charge is 2.75% of each Premium Payment in Policy Years 1 through 10, and .75% of each premium payment in Policy Years 11 and thereafter. The sales charge partially compensates Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

    The federal tax charge is 1.25% of all Premium Payments in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Code.

    A 2.25% charge of state and local premium taxes is deducted from each premium payment. This charge reimburses Protective Life for premium taxes associated with the Policies.


    Protective Life has the right to charge $25 for each transfer after the first twelve transfers in any contract year. No transfer fees were assessed during the year ended December 31, 1997 or the period from June 19, 1996 (date of inception) through December 31, 1996, as no customer has requested more than twelve transfers in a contract year.


    If a Contract has not been in force for fourteen years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. Surrender charges may be decreased or waived on Contracts meeting certain restrictions as determined by Protective Life. Surrender charges were waived during this initial period; surrenders totaled $31,020 and $3,116 during 1997 and the period from June 19, 1996 (date of inception) through December 31, 1996.


    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

4.  RELATED PARTY TRANSACTIONS (CONTINUED)

    The Separate Account is also charged by Protective Life for the cost of insurance protection. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The cost of insurance rate for a Policy is based on and varies with the issue age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force.


    An administrative charge is assessed on an monthly basis. The fee is a flat charge of $31 per month during the first Policy Year, and $6 per month during each Policy Year thereafter. In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase based on the amount of the increase.

    The Separate Account is charged a monthly mortality and expense risk charge at an annual rate of .90% of the Variable Account Value, during the first 10 Policy Years. In Policy Years 11 and thereafter, the Separate Account will be charged a monthly mortality and expense risk charge at an annual rate of .25%. Protective Life assumes mortality risk in that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the policies. The death benefit payment has two options. Under Option 1, the death benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Option 2, the death benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contractowners of section 403(b) policies that are not subject to Title I of ERISA. Such contractowners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 1997 or 1996.

                         INDEX TO FINANCIAL STATEMENTS


Report of Independent Accountants....................................................       F-18

Consolidated Statements of Income for the years ended December 31, 1997, 1996, and
  1995...............................................................................       F-19

Consolidated Balance Sheets as of December 31, 1997 and 1996.........................       F-20

Consolidated Statements of Stockholder's Equity for the years ended December 31,
  1997, 1996, and 1995...............................................................       F-21

Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996,
  and 1995...........................................................................       F-22

Notes to Consolidated Financial Statements...........................................       F-23

Financial Statement Schedules:

  Schedule III -- Supplementary Insurance Information................................        S-1

  Schedule IV -- Reinsurance.........................................................        S-2


    All other schedules to the consolidated financial statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Stockholder
Protective Life Insurance Company
Birmingham, Alabama


    We have audited the consolidated financial statements and the financial statement schedules of Protective Life Insurance Company and Subsidiaries listed in the index on page F-17 of this Form S-6. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.

                                          COOPERS & LYBRAND L.L.P.
February 11, 1998
Birmingham, Alabama

                       PROTECTIVE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31
                                                            --------------------------------
                                                               1997       1996       1995
                                                            ----------  ---------  ---------
REVENUES
  Premiums and policy fees (net of reinsurance ceded:
    1997-$334,899; 1996-$308,174; 1995-$333,173)..........  $  480,206  $ 462,050  $ 411,682
  Net investment income...................................     557,488    498,781    458,433
  Realized investment gains...............................       1,824      5,510      1,951
  Other income............................................       6,149      5,010      1,355
                                                            ----------  ---------  ---------
                                                             1,045,667    971,351    873,421
                                                            ----------  ---------  ---------
BENEFITS AND EXPENSES
  Benefits and settlement expenses (net of reinsurance
    ceded: 1997-$180,605; 1996-$215,424; 1995-$247,224)...     658,872    626,893    553,100
  Amortization of deferred policy acquisition costs.......     107,175     91,001     82,700
  Other operating expenses (net of reinsurance ceded:
    1997-$90,045; 1996-$81,839; 1995-$84,855).............     129,870    128,148    119,888
                                                            ----------  ---------  ---------
                                                               895,917    846,042    755,688
                                                            ----------  ---------  ---------
INCOME BEFORE INCOME TAX..................................     149,750    125,309    117,733
INCOME TAX EXPENSE (BENEFIT)
  Current.................................................      66,283     44,908     47,009
  Deferred................................................     (13,981)    (2,142)    (6,972)
                                                            ----------  ---------  ---------
                                                                52,302     42,766     40,037
                                                            ----------  ---------  ---------
NET INCOME................................................  $   97,448  $  82,543  $  77,696
                                                            ----------  ---------  ---------
                                                            ----------  ---------  ---------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                DECEMBER 31
                                                                                          -----------------------
                                                                                             1997         1996
                                                                                          -----------  ----------
ASSETS
Investments:
  Fixed maturities, at market (amortized cost: 1997-$6,221,871; 1996-$4,648,525)........  $ 6,348,252  $4,662,997
  Equity securities, at market (cost: 1997-$24,983; 1996-$31,669).......................       15,006      35,250
  Mortgage loans on real estate.........................................................    1,313,478   1,503,781
  Investment real estate, net of accumulated depreciation (1997-$671; 1996-$911)........       13,469      14,172
  Policy loans..........................................................................      194,109     166,704
  Other long-term investments...........................................................       54,704      29,193
  Short-term investments................................................................       54,337     101,215
                                                                                          -----------  ----------
    Total investments...................................................................    7,993,355   6,513,312
Cash....................................................................................       39,197     114,384
Accrued investment income...............................................................       94,095      70,541
Accounts and premiums receivable, net of allowance for uncollectible amounts
  (1997-$5,292; 1996-$2,525)............................................................       42,255      43,469
Reinsurance receivables.................................................................      591,457     332,614
Deferred policy acquisition costs.......................................................      632,605     488,201
Property and equipment, net.............................................................       36,407      35,489
Other assets............................................................................       14,445      14,636
Assets related to separate accounts.....................................................      931,465     550,697
                                                                                          -----------  ----------
                                                                                          $10,375,281  $8,163,343
                                                                                          -----------  ----------
                                                                                          -----------  ----------
LIABILITIES
Policy liabilities and accruals:
  Future policy benefits and claims.....................................................  $ 3,324,294  $2,448,449
  Unearned premiums.....................................................................      396,696     257,553
                                                                                          -----------  ----------
                                                                                            3,720,990   2,706,002
Guaranteed investment contract deposits.................................................    2,684,676   2,474,728
Annuity deposits........................................................................    1,511,553   1,331,067
Other policyholders' funds..............................................................      183,324     142,221
Other liabilities.......................................................................      246,081     117,847
Accrued income taxes....................................................................          941       1,854
Deferred income taxes...................................................................       49,417      37,722
Indebtedness to related parties.........................................................       28,055      25,014
Liabilities related to separate accounts................................................      931,465     550,697
                                                                                          -----------  ----------
    Total liabilities...................................................................    9,356,502   7,387,152
                                                                                          -----------  ----------
COMMITMENTS AND CONTINGENT LIABILITIES -- NOTE G
STOCKHOLDER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation
  preference $2,000.....................................................................            2           2
Common Stock, $1.00 par value...........................................................        5,000       5,000
  Shares authorized and issued: 5,000,000
Additional paid-in capital..............................................................      327,992     237,992
Note receivable from PLC Employee Stock Ownership Plan..................................       (5,378)     (5,579)
Retained earnings.......................................................................      629,436     532,088
Accumulated other comprehensive income
  Net unrealized gains on investments (net of income tax: 1997-$33,238; 1996-$3,601)....       61,727       6,688
                                                                                          -----------  ----------
    Total stockholder's equity..........................................................    1,018,779     776,191
                                                                                          -----------  ----------
                                                                                          $10,375,281  $8,163,343
                                                                                          -----------  ----------
                                                                                          -----------  ----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  NOTE
                                                                  ADDITIONAL   RECEIVABLE             NET UNREALIZED       TOTAL
                                           PREFERRED     COMMON    PAID-IN      FROM PLC    RETAINED  GAINS (LOSSES)   STOCKHOLDER'S
                                             STOCK        STOCK    CAPITAL        ESOP      EARNINGS  ON INVESTMENTS      EQUITY
                                          ------------   -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1994..............                 $5,000    $126,494     $(5,936)    $377,049    $(107,532)      $  395,075
                                                                                                                       -------------
  Net income for 1995...................                                                      77,696                        77,696
  Increase in net unrealized gains on
    investments (net of income tax:
    $89,742)............................                                                                  166,663          166,663
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(683))..............                                                                   (1,268)          (1,268)
                                                                                                                       -------------
  Comprehensive income for 1995.........                                                                                   243,091
                                                                                                                       -------------
  Common dividends ($1.00 per share)....                                                      (5,000)                       (5,000)
  Preferred dividends ($50 per share)...                                                        (100)                         (100)
  Capital contribution from PLC.........                             18,000                                                 18,000
  Decrease in note receivable form PLC
    ESOP................................                                            171                                        171
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1995..............                  5,000     144,494      (5,765)     449,645       57,863          651,237
                                                                                                                       -------------
  Net income for 1996...................                                                      82,543                        82,543
  Decrease in net unrealized gains on
    investments (net of income tax:
    $(25,627)...........................                                                                  (47,593)         (47,593)
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(1,928))............                                                                   (3,582)          (3,582)
                                                                                                                       -------------
  Comprehensive income for 1996.........                                                                                    31,368
                                                                                                                       -------------
  Redemption feature of preferred stock
    removed-Note I......................      $  2                    1,998                                                  2,000
  Preferred dividends ($50 per share)...                                                        (100)                         (100)
  Capital contribution from PLC.........                             91,500                                                 91,500
  Decrease in note receivable from PLC
    ESOP................................                                            186                                        186
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1996..............         2        5,000     237,992      (5,579)     532,088        6,688          776,191
                                                                                                                       -------------
  Net income for 1997...................                                                      97,448                        97,448
  Increase in net unrealized gains on
    investments (net of income tax-
    $30,275)............................                                                                   56,225           56,225
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(638))..............                                                                   (1,186)          (1,186)
                                                                                                                       -------------
  Comprehensive income for 1997.........                                                                                   152,487
                                                                                                                       -------------
  Preferred dividends ($50 per share)...                                                        (100)                         (100)
  Capital contribution from PLC.........                             90,000                                                 90,000
  Decrease in note receivable from PLC
    ESOP................................                                            201                                        201
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1997..............      $  2       $5,000    $327,992     $(5,378)    $629,436    $  61,727       $1,018,779
                                               ---       -------  ----------   ----------   --------  --------------   -------------
                                               ---       -------  ----------   ----------   --------  --------------   -------------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)


                                                                                 DECEMBER 31
                                                                    -------------------------------------
                                                                       1997         1996         1995
                                                                    -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income......................................................  $    97,448  $    82,543  $    77,696
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of deferred policy acquisition costs.............      107,175       91,001       84,501
    Capitalization of deferred policy acquisition costs...........     (135,211)     (77,078)     (89,266)
    Depreciation expense..........................................        5,124        5,333        4,317
    Deferred income taxes.........................................      (17,918)      (2,442)      (6,971)
    Accrued income taxes..........................................       (5,558)         893        5,537
    Interest credited to universal life and investment products...      299,004      280,377      286,710
    Policy fees assessed on universal life and investment
      products....................................................     (131,582)    (116,401)    (100,840)
    Change in accrued investment income and other receivables.....     (158,798)     (70,987)    (161,924)
    Change in policy liabilities and other policyholder funds of
      traditional life and health products........................      279,522      133,621      201,353
    Change in other liabilities...................................       65,393        7,209       (3,270)
    Other (net)...................................................       (1,133)      (4,281)      (6,634)
                                                                    -----------  -----------  -----------
Net cash provided by operating activities.........................      403,466      329,788      291,209
                                                                    -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Maturities and principal reduction of investments:
    Investments available for sale................................    6,462,663    1,327,323    2,014,060
    Other.........................................................      324,242      168,898       78,568
  Sale of investments:
    Investment available for sale.................................    1,108,058    1,569,119    1,523,454
    Other.........................................................      695,270      568,218      141,184
  Cost of investments acquired:
    Investments available for sale................................   (8,428,804)  (3,798,631)  (3,626,877)
    Other.........................................................     (718,335)    (400,322)    (540,648)
  Acquisitions and bulk reinsurance assumptions...................     (169,124)     264,126
  Purchase of property and equipment..............................       (6,087)      (6,899)      (5,629)
  Sale of property and equipment..................................        2,681          288          286
                                                                    -----------  -----------  -----------
Net cash used in investing activities.............................     (729,436)    (307,880)    (415,602)
                                                                    -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under line of credit arrangements and long-term
    debt..........................................................    1,159,538      941,438    1,162,700
  Capital contribution from PLC...................................       90,000       91,500       18,000
  Principal payments on line of credit arrangements and long-term
    debt..........................................................   (1,159,538)    (941,438)  (1,162,700)
  Principal payment on surplus note to PLC........................       (4,693)     (10,000)      (4,750)
  Dividends to stockholder........................................         (100)        (100)      (5,100)
  Investment product deposits and change in universal life
    deposits......................................................      910,659      949,122      908,063
  Investment product withdrawals..................................     (745,083)    (944,244)    (785,622)
                                                                    -----------  -----------  -----------
Net cash provided by financing activities.........................      250,783       86,278      130,591
                                                                    -----------  -----------  -----------
INCREASE (DECREASE) IN CASH.......................................      (75,187)     108,186        6,198
CASH AT BEGINNING OF YEAR.........................................      114,384        6,198            0
                                                                    -----------  -----------  -----------
CASH AT END OF YEAR...............................................  $    39,197  $   114,384  $     6,198
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year:
    Interest on debt..............................................  $     4,343  $     4,633  $     6,029
    Income taxes..................................................  $    57,215  $    43,478  $    41,397
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING
  ACTIVITIES
  Reduction of principal on note from ESOP........................  $       201  $       186  $       171
  Acquisitions and bulk reinsurance assumptions
    Assets acquired...............................................  $ 1,114,832  $   296,935  $       613
    Liabilities assumed...........................................     (902,267)    (364,862)     (21,800)
                                                                    -----------  -----------  -----------
    Net...........................................................  $   212,565  $   (67,927) $   (21,187)
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------


                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

    ENTITIES INCLUDED

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

    NATURE OF OPERATIONS

    Protective produces, distributes, and services a diverse array of life insurance, specialty insurance and retirement savings and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

    RECENTLY ISSUED ACCOUNTING STANDARDS

    In 1996 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts;" SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of;" and SFAS No. 122, "Accounting for Mortgage Servicing Rights." In 1997 Protective adopted SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" SFAS No. 130, "Reporting Comprehensive Income;" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information."

    SFAS No. 130 requires the presentation of comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Protective has reconfigured the Consolidated Statements of Stockholder's Equity presented herein in accordance with this Statement. SFAS No. 131 requires additional disclosures with respect to Protective's operating segments.

    The adoption of these accounting standards did not have a material effect on Protective's financial statements but has resulted in changed disclosure and financial statement presentation.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    INVESTMENTS

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

    - Fixed maturities (bonds, bank loan participations, and redeemable preferred stocks) -- at current market value.

    - Equity securities (common and nonredeemable preferred stocks) -- at current market value.

    - Mortgage loans on real estate -- at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

    - Investment real estate -- at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

    - Policy loans -- at unpaid balances.

    - Other long-term investments -- at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

    - Short-term investments -- at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $3.1 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of stockholder's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported stockholder's equity will fluctuate significantly as interest rates change.

    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

                                                                      1997           1996
                                                                 --------------  -------------
Total investments..............................................  $    7,876,952  $   6,495,259
Deferred policy acquisition costs..............................         654,043        495,965
All other assets...............................................       1,749,321      1,161,830
                                                                 --------------  -------------
                                                                 $   10,280,316  $   8,153,054
                                                                 --------------  -------------
                                                                 --------------  -------------
Deferred income taxes..........................................  $       16,179  $      34,121
All other liabilities..........................................       9,307,085      7,349,430
                                                                 --------------  -------------
                                                                      9,323,264      7,383,551
Stockholder's equity...........................................         957,052        769,503
                                                                 --------------  -------------
                                                                 $   10,280,316  $   8,153,054
                                                                 --------------  -------------
                                                                 --------------  -------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Protective does not use derivative financial instruments for trading purposes. Combinations of futures contracts and options on treasury notes are currently being used as hedges for asset/liability management of certain investments, primarily mortgage loans on real estate, mortgage-backed securities, and liabilities arising from interest-sensitive products such as guaranteed investment contracts and individual annuities. Realized investment gains and losses on such contracts are deferred and amortized over the life of the hedged asset. Net realized gains of $1.5 million and net realized losses of $0.2 million were deferred in 1997 and 1996 respectively. At December 31, 1997 and 1996, options and open futures contracts with notional amounts of $925.0 million and $805.0 million, respectively, had net unrealized losses of $0.4 million and $1.9 million respectively.

    Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest. At December 31, 1997, related open interest rate swap contracts with a notional amount of $95.3 million were in a $0.1 million net unrealized loss position. At December 31, 1996, related open interest rate swap contracts with a notional amount of $150.3 million were in a $0.7 million net unrealized loss position.

    In connection with a commercial mortgage loan securitization, Protective entered into interest rate swap contracts converting a fixed rate of interest to a floating rate of interest and converting a floating rate of interest to a fixed rate of interest with notional amounts at December 31, 1997, of $332.4 million and $200.0 million, respectively. In the aggregate, there were no net unrealized gains or losses associated with these swap contracts at December 31, 1997.

    CASH

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts.

    PROPERTY AND EQUIPMENT

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Property and equipment consisted of the following at December 31:

                                                                           1997       1996
                                                                         ---------  ---------
Home office building...................................................  $  37,459  $  36,586
Other, principally furniture and equipment.............................     46,937     35,401
                                                                         ---------  ---------
                                                                            84,396     71,987
Accumulated depreciation...............................................     47,989     36,498
                                                                         ---------  ---------
                                                                         $  36,407  $  35,489
                                                                         ---------  ---------
                                                                         ---------  ---------

    SEPARATE ACCOUNTS

    Protective operates separate accounts, some in which Protective bears the investment risk and others in which the investments risk rests with the contractholder. The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    REVENUES, BENEFITS, CLAIMS, AND EXPENSES

    Traditional Life and Health Insurance Products -- Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

    Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Activity in the liability for unpaid claims is summarized as follows:

                                                            1997         1996         1995
                                                         -----------  -----------  -----------
Balance beginning of year..............................  $   108,159  $    73,642  $    79,462
  Less reinsurance.....................................        6,423        3,330        5,024
                                                         -----------  -----------  -----------
Net balance beginning of year..........................      101,736       70,312       74,438
                                                         -----------  -----------  -----------
Incurred related to:
Current year...........................................      258,322      275,524      216,839
Prior year.............................................      (14,540)      (2,417)      (4,038)
                                                         -----------  -----------  -----------
  Total incurred.......................................      243,782      273,107      212,801
                                                         -----------  -----------  -----------
Paid related to:
Current year...........................................      203,381      197,163      164,321
Prior year.............................................       58,104       57,812       48,834
                                                         -----------  -----------  -----------
  Total paid...........................................      261,485      254,975      213,155
                                                         -----------  -----------  -----------
Other changes:
  Acquisitions and reserve transfers...................        3,415       13,292       (3,772)
                                                         -----------  -----------  -----------
Net balance end of year................................       87,448      101,736       70,312
  Plus reinsurance.....................................       18,673        6,423        3,330
                                                         -----------  -----------  -----------
Balance end of year....................................  $   106,121  $   108,159  $    73,642
                                                         -----------  -----------  -----------
                                                         -----------  -----------  -----------

    - Universal Life and Investment Products -- Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 1997.

      At December 31, 1997, Protective estimates the fair value of its guaranteed investment contracts to be $2,687.3 million using discounted cash flows. The surrender value of Protective's annuities which approximates fair value was $1,494.6 million.

    - Policy Acquisition Costs -- Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are being amortized over

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the lives of the policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from initial assumptions. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. For acquisitions occurring after 1988, Protective amortizes the present value of future profits over the premium payment period including accrued interest at 8%. The unamortized present value of future profits for such acquisitions was approximately $261.9 million and $149.9 million at December 31, 1997 and 1996, respectively. During 1996 $69.2 million of present value of future profits on acquisitions made during the year was capitalized and $21.8 million was amortized. During 1997 $136.2 million of present value of future profits on acquisitions made during the year was capitalized, and $24.2 million was amortized. The unamortized present value of future profits for all acquisitions was $274.9 million at December 31, 1997 and $167.6 million at December 31, 1996.

    PARTICIPATING POLICIES

    Participating business comprises approximately 1% of the individual life insurance in force and 2% of the individual life insurance premium income. Policyholder dividends totaled $4.6 million in 1997, $4.1 million in 1996, and $2.6 million in 1995.

    INCOME TAXES

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    RECLASSIFICATIONS

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or stockholder's equity.

NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with generally accepted accounting principals ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES (CONTINUED) insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred,
(b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stockholder's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and stockholder's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

                                             NET INCOME                   STOCKHOLDER'S EQUITY
                                   -------------------------------  --------------------------------
                                     1997       1996       1995        1997       1996       1995
                                   ---------  ---------  ---------  ----------  ---------  ---------
In conformity with statutory
  reporting practices: (1).......  $ 134,417  $ 102,337  $ 115,259  $  579,111  $ 456,320  $ 324,416
Additions (deductions) by
  adjustment:
  Deferred policy acquisition
    costs, net of amortization...     10,310     (2,830)      (765)    632,605    488,201    410,183
  Deferred income tax............     13,981      2,142      6,972     (49,417)   (37,722)   (67,420)
  Asset Valuation Reserve........                                       67,369     64,233    105,769
  Interest Maintenance Reserve...     (1,434)    (2,142)    (1,235)      9,809     17,682     14,412
  Nonadmitted items..............                                       30,500     21,610     20,603
  Other timing and valuation
    adjustments..................    (54,494)   (11,210)   (45,028)   (215,448)  (197,227)  (108,495)
  Noninsurance affiliates........     17,530     11,104        (22)         (4)         4         (9)
  Consolidation elimination......    (22,862)   (16,858)     2,515     (35,746)   (36,910)   (46,222)
                                   ---------  ---------  ---------  ----------  ---------  ---------
In conformity with generally
  accepted accounting
  principles.....................  $  97,448  $  82,543  $  77,696  $1,018,779  $ 776,191  $ 653,237
                                   ---------  ---------  ---------  ----------  ---------  ---------
                                   ---------  ---------  ---------  ----------  ---------  ---------

------------------------

(1) Consolidated

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                            1997         1996         1995
                                                         -----------  -----------  -----------
Fixed maturities.......................................  $   396,255  $   310,353  $   272,942
Equity securities......................................        1,186        2,124        1,338
Mortgage loans on real estate..........................      161,604      153,463      162,135
Investment real estate.................................        2,004        1,875        1,855
Policy loans...........................................       11,370       10,378        8,958
Other, principally short-term investments..............       21,876       51,637       40,348
                                                         -----------  -----------  -----------
                                                             594,295      529,830      487,576
Investment expenses....................................       36,807       31,049       29,143
                                                         -----------  -----------  -----------
                                                         $   557,488  $   498,781  $   458,433
                                                         -----------  -----------  -----------
                                                         -----------  -----------  -----------

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

Fixed maturities............................  $  (8,355) $  (7,101) $   6,118
Equity securities...........................      5,975      1,733         44
Mortgage loans and other investments........      4,204     10,878     (4,211)
                                              ---------  ---------  ---------
                                              $   1,824  $   5,510  $   1,951
                                              ---------  ---------  ---------
                                              ---------  ---------  ---------

    Protective has established an allowance for uncollectible amounts on investments. The allowance totaled $23.0 million at December 31, 1997 and $30.9 million at December 31, 1996. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/ reductions, Protective had net realized investment losses of $6.1 million in 1997, net realized investment gains of $3.7 million in 1996, and net realized investment losses of $0.5 million in 1995.

    In 1997, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $21.3 million and gross losses were $23.5 million. In 1996, gross gains were $6.9 million and gross losses were $11.8 million. In 1995, gross gains were $18.0 million and gross losses were $11.8 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)

    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

                                                                              GROSS        GROSS       ESTIMATED
                                                              AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1997                                                            COST          GAINS       LOSSES        VALUES
----------------------------------------------------------  -------------  -----------  -----------  -------------
Fixed maturities:
  Bonds:
    Mortgage-backed.......................................  $   2,982,266  $    54,103   $  16,577   $   3,019,792
    United States Government and authorities..............        160,484        1,366           0         161,850
    States, municipalities, and political subdivisions....         31,621          532           0          32,153
    Public utilities......................................        481,679        7,241           0         488,920
    Convertibles and bonds with warrants..................            694            0         168             526
    All other corporate bonds.............................      2,559,186       80,903       1,019       2,639,070
  Redeemable preferred stocks.............................          5,941            0           0           5,941
                                                            -------------  -----------  -----------  -------------
                                                                6,221,871      144,145      17,764       6,348,252
Equity securities.........................................         24,983          300      10,277          15,006
Short-term investments....................................         54,337            0           0          54,337
                                                            -------------  -----------  -----------  -------------
                                                            $   6,301,190  $   144,445   $  28,041   $   6,417,595
                                                            -------------  -----------  -----------  -------------
                                                            -------------  -----------  -----------  -------------

                                                                              GROSS        GROSS       ESTIMATED
                                                              AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1996                                                            COST          GAINS       LOSSES        VALUES
----------------------------------------------------------  -------------  -----------  -----------  -------------
Fixed maturities:
  Bonds:
    Mortgage-backed.......................................  $   2,192,978  $    29,925   $  20,810   $   2,202,093
    United States Government and authorities..............        348,318          661       1,377         347,602
    States, municipalities, and political subdivisions....          5,515           47           9           5,553
    Public utilities......................................        364,692        2,205         337         366,560
    Convertibles and bonds with warrants..................            679            0         158             521
    All other corporate bonds.............................      1,679,276       33,879      29,388       1,683,767
  Bank loan participations................................         49,829            0           0          49,829
  Redeemable preferred stocks.............................          7,238           60         226           7,072
                                                            -------------  -----------  -----------  -------------
                                                                4,648,525       66,777      52,305       4,662,997
Equity securities.........................................         31,669        9,570       5,989          35,250
Short-term investments....................................        101,215            0           0         101,215
                                                            -------------  -----------  -----------  -------------
                                                            $   4,781,409  $    76,347   $  58,294   $   4,799,462
                                                            -------------  -----------  -----------  -------------
                                                            -------------  -----------  -----------  -------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

                                                                                   ESTIMATED
                                                                    AMORTIZED       MARKET
1997                                                                  COST          VALUES
----------------------------------------------------------------  -------------  -------------
Due in one year or less.........................................  $     456,248  $     460,994
Due after one year through five years...........................      2,774,769      2,815,553
Due after five years through ten years..........................      2,377,989      2,440,193
Due after ten years.............................................        612,865        631,512
                                                                  -------------  -------------
                                                                  $   6,221,871  $   6,348,252
                                                                  -------------  -------------
                                                                  -------------  -------------

                                                                                   ESTIMATED
                                                                    AMORTIZED       MARKET
1996                                                                  COST          VALUES
----------------------------------------------------------------  -------------  -------------
Due in one year or less.........................................  $     417,463  $     420,774
Due after one year through five years...........................      1,547,805      1,546,278
Due after five years through ten years..........................      2,090,149      2,095,781
Due after ten years.............................................        593,108        600,164
                                                                  -------------  -------------
                                                                  $   4,648,525  $   4,662,997
                                                                  -------------  -------------
                                                                  -------------  -------------

    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

RATING                                                                        1997       1996
--------------------------------------------------------------------------  ---------  ---------
AAA.......................................................................       41.1%      48.3%
AA........................................................................        4.8        4.4
A.........................................................................       29.1       22.6
BBB
  Bonds...................................................................       21.9       21.1
  Bank loan participations................................................                   0.1
BB or Less
  Bonds...................................................................        3.0        2.5
  Bank loan participations................................................                   0.9
Redeemable preferred stocks...............................................        0.1        0.1
                                                                            ---------  ---------
                                                                                100.0%     100.0%
                                                                            ---------  ---------
                                                                            ---------  ---------

At December 31, 1997 and 1996, Protective had bonds which were rated less than investment grade of $195.2 million and $117.5 million, respectively, having an amortized cost of $193.6 million and $137.0 million, respectively. At December 31, 1997, approximately $89.6 million of the bonds rates less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Additionally, Protective had bank loan participations at December 31, 1996 which were rated less than investment grade of $43.6 million having an amortized cost of $43.6 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

                                                           1997        1996          1995
                                                        ----------  -----------  ------------
Fixed maturities......................................  $   72,741  $   (56,898) $    199,024
Equity securities.....................................  $   (8,813) $       207  $      2,740

    At December 31, 1997, all of Protective's mortgage loans were commercial loans of which 75% were retail, 9% were apartments, 7% were office buildings, and 7% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 84% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Florida, Georgia, Texas, North Carolina, Alabama, Virginia, South Carolina, Tennessee, Kentucky, California, Maryland, Mississippi, Ohio, Michigan, and Indiana.

    Many of the mortgage loans have call provisions after five to seven years. Assuming the loans are called at their next call dates, approximately $76.7 million would become due in 1998, $434.4 million in 1999 to 2002, and $129.7 million in 2003 to 2007.

    At December 31, 1997, the average mortgage loan was $1.6 million, and the weighted average interest rate was 8.8%. The largest single mortgage loan was $12.8 million. While Protective's mortgage loans do not have quoted market values, at December 31, 1997 and 1996, Protective estimates the market value of its mortgage loans to be $1,405.5 million and $1,581.7 million, respectively, using discounted cash flows from the next call date.

    At December 31, 1997 and 1996, Protective's problem mortgage loans and foreclosed properties totaled $17.7 million and $23.7 million, respectively. Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments, principally real estate, with a carrying value of $6.7 million were nonincome producing for the twelve months ended December 31, 1997.

    Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits. Policy loan interest rates generally range from 4.5% to 8.0%. The fair values of Protective's other long-term investments approximate cost.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE D -- FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

                                                                                      1997       1996       1995
                                                                                    ---------  ---------  ---------
Statutory federal income tax rate applied to pretax income........................       35.0%      35.0%      35.0%
Dividends received deduction and tax-exempt interest..............................       (0.2)      (0.4)      (0.5)
Low-income housing credit.........................................................       (0.6)      (0.6)      (0.7)
Tax benefits arising from prior acquisitions and other adjustments................        0.7        0.1        0.2
                                                                                          ---        ---        ---
Effective income tax rate.........................................................       34.9%      34.1%      34.0%
                                                                                          ---        ---        ---
                                                                                          ---        ---        ---

    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

                                                                                 1997        1996        1995
                                                                              ----------  ----------  ----------
Deferred policy acquisition costs...........................................  $    7,054  $   15,542  $  (11,606)
Benefit and other policy liability changes..................................     (23,564)    (16,321)     52,496
Temporary differences of investment income..................................       2,516      (1,163)    (34,175)
Other items.................................................................          13        (200)    (13,687)
                                                                              ----------  ----------  ----------
                                                                              $  (13,981) $   (2,142) $   (6,972)
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

                                                                                             1997         1996
                                                                                          -----------  -----------
Deferred income tax assets:
  Policy and policyholder liability reserves............................................  $   138,701  $    80,151
  Other.................................................................................        1,029        2,503
                                                                                          -----------  -----------
                                                                                              139,730       82,654
                                                                                          -----------  -----------
                                                                                          -----------  -----------
Deferred income tax liabilities:
  Deferred policy acquisition costs.....................................................      150,895      117,696
  Unrealized gain on investments........................................................       38,252        2,680
                                                                                          -----------  -----------
                                                                                              189,147      120,376
                                                                                          -----------  -----------
  Net deferred income tax liability.....................................................  $    49,417  $    37,722
                                                                                          -----------  -----------
                                                                                          -----------  -----------

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1997 was approximately $73 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $727 million, such excess would be subject

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE D -- FEDERAL INCOME TAXES (CONTINUED) to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Protective does not anticipate involuntarily paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E -- DEBT

    At December 31, 1997, PLC had no borrowings outstanding under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1997 and 1996.

    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1997, the balance of the surplus debenture was $20.0 million. The debenture matures in 2003.

    Indebtedness to related parties also consists of payables to affiliates under control of PLC in the amount of $8.1 million at December 31, 1997. Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    Interest expense on borrowed money totaled $4.3 million, $4.6 million, and $6.0 million, in 1997, 1996, and 1995, respectively.

NOTE F -- RECENT ACQUISITIONS

    In January 1996 Protective acquired through coinsurance a block of life insurance policies. In June 1996 Protective acquired through coinsurance a block of credit life insurance policies. In December 1996 Protective acquired a small life insurance company and acquired through coinsurance a block of life insurance policies.

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective dates of the agreements.

    Summarized below are the consolidated results of operations of 1997 and 1996, on an unaudited pro forma basis, as if the West Coast and Western Diversified Group acquisitions had occurred as of January 1, 1996. The pro forma information is based on Protective's consolidated results of operations for 1997 and 1996 and on data provided by the respective companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE F -- RECENT ACQUISITIONS (CONTINUED) operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

                                                                                               1997           1996
                                                                                      -------------  -------------
  Total revenues....................................................................  $   1,133,962  $   1,126,096
  Net income........................................................................  $     100,621  $      88,774

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against life and health insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damage suit. Protective and its subsidiaries, like other life and health insurers, in the ordinary course of business, are involved in such litigation. Although the outcome of any litigation cannot be predicted with certainty, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H -- STOCKHOLDER'S EQUITY AND RESTRICTIONS

    At December 31, 1997, approximately $483 million of consolidated stockholder's equity excluding net unrealized gains and losses represented net assets of Protective that cannot be transferred in the form of dividends, loans, or advances to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 1998 is estimated to be $154 million.

NOTE I -- PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, American Foundation. During 1996, American Foundation's articles of incorporation were amended such that the preferred stock is redeemable solely at the discretion of American Foundation. The stock pays, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent American Foundation's statutory earnings for the immediately

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE I -- PREFERRED STOCK (CONTINUED)
preceding fiscal year exceed $1 million. Dividends of $0.1 million were paid to PLC in 1997, 1996, and 1995.

NOTE J -- RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.4 million at December 31, 1997, is accounted for as a reduction to stockholder's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

    Protective leases furnished office space and computers to affiliates. Lease revenues were $3.1 million in 1997, $3.7 million in 1996, and $3.1 million in 1995. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $51.6 million, $50.4 million, and $38.1 million, in 1997, 1996, and 1995, respectively. Commissions paid to affiliated marketing organizations of $5.2 million, $7.4 million, and $10.9 million, in 1997, 1996, and 1995, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees for various types of group insurance. Such premiums and policy fees amounted to $21.4 million, $31.2 million, and $21.2 million, in 1997, 1996, and 1995, respectively. Protective and/or PLC paid commissions, interest, and service fees to these same corporations totaling $5.4 million, $5.0 million, and $5.3 million, in 1997, 1996, and 1995, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K -- OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

LIFE INSURANCE

    ACQUISITIONS DIVISION. The Acquisitions Division focuses solely on acquiring, converting, and servicing business acquired from other companies. These acquisitions may be accomplished through acquisitions of companies or through the assumption or reinsurance of life insurance and related policies.

    INDIVIDUAL LIFE DIVISION. The Individual Life Division markets universal life and other life insurance products on a national basis through a network of independent insurance agents. The Division primarily utilizes a distribution system based on experienced independent producing general agents who are recruited by regional sales managers. In addition, the Division distributes insurance products in the life insurance brokerage market.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED)
    WEST COAST DIVISION. The West Coast Division sells universal and traditional ordinary life products in the life insurance brokerage market and in the "bank owned life insurance" market. The Division primarily utilizes a distribution system comprised of brokerage general agencies with a network of independent life agents.

SPECIALTY INSURANCE PRODUCTS

    DENTAL AND CONSUMER BENEFITS DIVISION. The Division (formerly known as the Group Division) recently exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products. Accordingly, the Division was renamed the Dental and Consumer Benefits Division. The Division's primary focus is on indemnity dental products. The Division also markets group life and disability coverages, and administers an essentially closed block of individual cancer insurance policies.

    FINANCIAL INSTITUTIONS DIVISION. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division markets through employee field representatives, independent brokers, and an affiliate. The Division also includes a small property casualty insurer that sells automobile extended warranty coverages.

RETIREMENT SAVINGS AND INVESTMENT PRODUCTS

    GUARANTEED INVESTMENT CONTRACTS DIVISION. The Guaranteed Investment Contracts ("GIC") Division markets GICs to 401(k) and other qualified retirement savings plans. The Division also offers related products, including guaranteed funding agreements offered to the trustees of municipal bond proceeds, floating rate contracts offered to trust departments, and long-term annuity contracts offered to fund certain state obligations.

    INVESTMENT PRODUCTS DIVISION. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's agency sales force.

CORPORATE AND OTHER

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED)
    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

    There are no significant intersegment transactions.

    Operating segment income and assets for the years ended December 31 are as follows:

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED)

                                        LIFE INSURANCE
                           -----------------------------------------
                                           INDIVIDUAL
OPERATING SEGMENT INCOME   ACQUISITIONS       LIFE       WEST COAST
-------------------------  -------------   -----------   -----------
1997
Premiums and policy
  fees...................    $  102,635    $   127,480   $    14,122
Net investment income....       110,155         54,593        30,194
Realized investment gains
  (losses)...............
Other income.............            10            617
                           -------------   -----------   -----------
    Total revenues.......       212,800        182,690        44,316
                           -------------   -----------   -----------
Benefits and settlement
  expenses...............       116,506        114,678        28,304
Amortization of deferred
  policy acquisition
  costs..................        16,606         27,354           961
Other operating
  expenses...............        23,016         18,178         6,849
                           -------------   -----------   -----------
    Total benefits and
     expenses............       156,128        160,210        36,114
                           -------------   -----------   -----------
Income before income
  tax....................        56,672         22,480         8,202
Income tax expense.......
                           -------------   -----------   -----------
Net income...............
                           -------------   -----------   -----------
1996
Premiums and policy
  fees...................    $  106,543    $   116,710
Net investment income....       106,015         48,442
Realized investment gains
  (losses)...............                        3,098
Other income.............           641          1,056
                           -------------   -----------   -----------
    Total revenues.......       213,199        169,306
                           -------------   -----------   -----------
Benefits and settlement
  expenses...............       118,181         96,404
Amortization of deferred
  policy acquisition
  costs..................        17,162         28,393
Other operating
  expenses...............        24,292         28,611
                           -------------   -----------   -----------
    Total benefits and
     expenses............       159,635        153,408
                           -------------   -----------   -----------
Income before income
  tax....................        53,564         15,898
Income tax expense.......
                           -------------   -----------   -----------
Net income...............
                           -------------   -----------   -----------
1995
Premiums and policy
  fees...................    $   98,501    $    99,018
Net investment income....        95,018         40,237
Realized investment gains
  (losses)...............
Other income.............            25            169
                           -------------   -----------   -----------
    Total revenues.......       193,544        139,424
                           -------------   -----------   -----------
Benefits and settlement
  expenses...............       100,016         80,067
Amortization of deferred
  policy acquisition
  costs..................        20,601         20,403
Other operating
  expenses...............        22,551         22,748
                           -------------   -----------   -----------
    Total benefits and
     expenses............       143,168        123,218
                           -------------   -----------   -----------
Income before income
  tax....................        50,376         16,206
Income tax expense.......
                           -------------   -----------   -----------
Net income...............
                           -------------   -----------   -----------
OPERATING SEGMENT ASSETS
-------------------------
1997
Investments and other
  assets.................    $1,401,294    $   960,316   $   910,030
Deferred policy
  acquisition costs......       138,052        252,321       108,126
                           -------------   -----------   -----------
Total assets.............    $1,539,346    $ 1,212,637   $ 1,018,156
                           -------------   -----------   -----------
1996
Investments and other
  assets.................    $1,423,081    $   814,728
Deferred policy
  acquisition costs......       156,172        220,232
                           -------------   -----------   -----------
Total assets.............    $1,579,253    $ 1,034,960
                           -------------   -----------   -----------
1995
Investments and other
  assets.................    $1,131,653    $   701,431
Deferred policy
  acquisition costs......       123,889        186,496
                           -------------   -----------   -----------
Total assets.............    $1,255,542    $   887,927
                           -------------   -----------   -----------

----------------------------------

(1) Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- OPERATING SEGMENTS (CONTINUED)

                               SPECIALTY INSURANCE         RETIREMENT SAVINGS AND
                                    PRODUCTS                 INVESTMENT PRODUCTS
                           ---------------------------   ---------------------------
                           DENTAL AND                     GUARANTEED                   CORPORATE
                            CONSUMER       FINANCIAL      INVESTMENT     INVESTMENT       AND                             TOTAL
                            BENEFITS     INSTITUTIONS     CONTRACTS       PRODUCTS       OTHER      ADJUSTMENTS(1)    CONSOLIDATED
                           -----------   -------------   ------------   ------------   ----------   ---------------   -------------
1997
Premiums and policy
  fees...................    $151,110       $ 72,263                    $     12,367    $    229                       $   480,206
Net investment income....      23,810         16,341     $  211,915          105,196       5,284                           557,488
Realized investment gains
  (losses)...............                                    (3,180)             589                     $4,415              1,824
Other income.............       1,278          3,033                            (192)      1,403                             6,149
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total revenues.......     176,198         91,637        208,735          117,960       6,916                         1,045,667
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Benefits and settlement
  expenses...............     110,148         27,643        179,235           82,019         339                           658,872
Amortization of deferred
  policy acquisition
  costs..................      15,711         30,812            618           15,110           3                           107,175
Other operating
  expenses...............      38,572         20,165          3,945           12,312       6,833                           129,870
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total benefits and
     expenses............     164,431         78,620        183,798          109,441       7,175                           895,917
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Income before income
  tax....................      11,767         13,017         24,937            8,519        (259)                          149,750
Income tax expense.......                                                                                52,302             52,302
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Net income...............                                                                                              $    97,448
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1996
Premiums and policy
  fees...................    $156,530       $ 73,422                    $      8,189    $    656                       $   462,050
Net investment income....      16,249         13,898     $  214,369           98,719       1,089                           498,781
Realized investment gains
  (losses)...............                                    (7,963)           3,858                     $6,517              5,510
Other income.............       2,193                                             56       1,064                             5,010
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total revenues.......     174,972         87,320        206,406          110,822       2,809                           971,351
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Benefits and settlement
  expenses...............     125,797         42,781        169,927           73,093         710                           626,893
Amortization of deferred
  policy acquisition
  costs..................       5,326         24,900            509           14,710           1                            91,001
Other operating
  expenses...............      43,028         10,673          3,840           13,196       4,508                           128,148
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total benefits and
     expenses............     174,151         78,354        174,276          100,999       5,219                           846,042
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Income before income
  tax....................         821          8,966         32,130            9,823      (2,410)                          125,309
Income tax expense.......                                                                                42,766             42,766
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Net income...............                                                                                              $    82,543
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1995
Premiums and policy
  fees...................    $142,483       $ 65,669                    $      4,566    $  1,445                       $   411,682
Net investment income....      14,329          9,276     $  203,376           95,661         536                           458,433
Realized investment gains
  (losses)...............                                    (3,908)           4,938                     $  921              1,951
Other income.............       2,451         (2,187)                           (181)      1,078                             1,355
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total revenues.......     159,263         72,758        199,468          104,984       3,059                           873,421
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Benefits and settlement
  expenses...............     109,447         24,020        165,963           72,111       1,476                           553,100
Amortization of deferred
  policy acquisition
  costs..................       3,052         26,809            386           11,446           3                            82,700
Other operating
  expenses...............      37,657         14,228          4,140           10,494       8,070                           119,888
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total benefits and
     expenses............     150,156         65,057        170,489           94,051       9,549                           755,688
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Income before income
  tax....................       9,107          7,701         28,979           10,933      (6,490)                          117,733
Income tax expense.......                                                                                40,037             40,037
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Net income...............                                                                                              $    77,696
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
OPERATING SEGMENT ASSETS
-------------------------
1997
Investments and other
  assets.................    $208,071       $536,058     $2,887,732     $  2,313,279    $525,896                       $ 9,742,676
Deferred policy
  acquisition costs......      22,459         52,836          1,785           56,074         952                           632,605
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Total assets.............    $230,530       $588,894     $2,889,517     $  2,369,353    $526,848                       $10,375,281
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1996
Investments and other
  assets.................    $205,696       $312,826     $2,606,873     $  1,821,250    $490,688                       $ 7,675,142
Deferred policy
  acquisition costs......      27,944         32,040          1,164           50,637          12                           488,201
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Total assets.............    $233,640       $344,866     $2,608,037     $  1,871,887    $490,700                       $ 8,163,343
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1995
Investments and other
  assets.................    $215,248       $228,849     $2,535,946     $  1,541,255    $414,128                       $ 6,768,510
Deferred policy
  acquisition costs......      24,974         36,283            993           37,534          14                           410,183
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Total assets.............    $240,222       $265,132     $2,536,939     $  1,578,789    $414,142                       $ 7,178,693
                           -----------   -------------   ------------   ------------   ----------       -------       -------------

----------------------------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE L -- EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

                                                                                               1997       1996
                                                                                             ---------  ---------
Accumulated benefit obligation, including vested benefits of $18,216 in 1997 and $14,720 in
  1996.....................................................................................  $  19,351  $  15,475
                                                                                             ---------  ---------
Projected benefit obligation for service rendered to date..................................  $  30,612  $  25,196
Plan assets at fair value (group annuity contract with Protective).........................     21,763     19,779
                                                                                             ---------  ---------
Plan assets less than the projected benefit obligation.....................................     (8,849)    (5,417)
Unrecognized net loss from past experience different from that assumed.....................      6,997      3,559
Unrecognized prior service cost............................................................        605        705
Unrecognized net transition asset..........................................................        (51)       (67)
                                                                                             ---------  ---------
Net pension liability recognized in balance sheet..........................................  $  (1,298) $  (1,220)
                                                                                             ---------  ---------
                                                                                             ---------  ---------

    Net pension cost includes the following components for the years ended December 31:

                                                                                    1997       1996       1995
                                                                                  ---------  ---------  ---------
Service cost -- benefits earned during the year.................................  $   2,112  $   1,908  $   1,540
Interest cost on projected benefit obligation...................................      2,036      1,793      1,636
Actual return on plan assets....................................................     (1,624)    (1,674)    (1,358)
Net amortization and deferral...................................................         66        374        114
                                                                                  ---------  ---------  ---------
Net pension cost................................................................  $   2,590  $   2,401  $   1,932
                                                                                  ---------  ---------  ---------
                                                                                  ---------  ---------  ---------

    Protective's share of the net pension cost was $1.8 million, $1.5 million, and $1.2 million, in 1997, 1996, and 1995, respectively.

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

                                                                                         1997       1996       1995
                                                                                       ---------  ---------  ---------
Weighted average discount rate.......................................................       7.25%      7.75%      7.25%
Rates of increase in compensation level..............................................       5.25%      5.75%      5.25%
Expected long-term rate of return on assets..........................................       8.50%      8.50%      8.50%

    Assets of the pension plan are included in the general assets of Protective. Upon retirement, the amount of pension plan assets vested in the retiree is used to purchase a single premium annuity from

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees.

    PLC also sponsors an unfunded Excess Benefits Plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1997 and 1996, the projected benefit obligation of this plan totaled $10.0 million and $7.2 million, respectively.

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1997 and 1996, the liability for such benefits totaled $1.3 million and $1.4 million, respectively. The expense recorded by PLC was $0.1 million in 1997 and 1996 and $0.2 million in 1995. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by
Section 401(k) of the Internal Revenue Code. In 1990, PLC established an Employee Stock Ownership Plan to match employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1997, PLC had committed 47,523 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million, $1.0 million, and $0.7 million, in 1997, 1996, and 1995, respectively.

NOTE M -- STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Performance Share Plan and receive stock appreciation rights (SARs) from PLC.

    Since 1973 PLC has had a Performance Share Plan to motivate senior management to focus on PLC's long-range earnings performance. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life insurance companies, multiline insurers, and insurance holding companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by stockholders in 1992, up to 3,200,000 shares may be issued in payment of awards. The number of shares granted in 1997, 1996, and 1995 were 49,390, 52,290, and 72,610 shares, respectively, having an approximate market value on the grant date of $2.0 million, $1.8 million, and $1.6 million, respectively. At December 31, 1997, outstanding awards measured at target and maximum payouts were 261,318 and 353,385 shares, respectively. The expense recorded by PLC for the Performance Share Plan was $2.7 million, $3.0 million, and $2.9 million in 1997, 1996, and 1995, respectively.

    During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE M -- STOCK BASED COMPENSATION (CONTINUED) this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1997 was 337,500. The SARs have a base price of $34.875 per share of PLC Common Stock (the market price on the grant date was $35.00 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1997 and $0.2 million in 1996.

NOTE N -- REINSURANCE

    Protective assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. While the amount retained on an individual life will vary based upon age and mortality prospects of the risk Protective, generally, will not carry more than $500,000 individual life insurance on a single risk. In many cases, the retention is less.

    Protective has reinsured approximately $34.1 billion, $18.8 billion, and $17.5 billion in face amount of life insurance risks with other insurers representing $147.2 million, $113.5 million, and $116.1 million of premium income for 1997, 1996, and 1995, respectively. Protective has also reinsured accident and health risks representing $187.7 million, $194.7 million, and $217.1 million of premium income for 1997, 1996, and 1995, respectively. In 1997 and 1996, policy and claim reserves relating to insurance ceded of $485.8 million and $325.9 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1997 and 1996, Protective had paid $25.6 million and $6.7 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1997, Protective had receivables of $80.3 million related to insurance assumed.

    A substantial portion of Protective's new credit insurance sales are being reinsured. Included in the preceding paragraph are credit life and credit accident and health insurance premiums of $96.7 million, $103.0 million, and $125.8 million for 1997, 1996 and 1995, respectively, and reserves which were ceded of $238.8 million and $135.8 million during 1997 and 1996, respectively.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE O -- ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated market values of Protective's financial instruments at December 31 are as follows:

                                                      1997                    1996
                                             ----------------------  ----------------------
                                                         ESTIMATED               ESTIMATED
                                              CARRYING     MARKET     CARRYING     MARKET
                                               AMOUNT      VALUES      AMOUNT      VALUES
                                             ----------  ----------  ----------  ----------
Assets (see Notes A and C):
Investments:
  Fixed maturities.........................  $6,348,252  $6,348,252  $4,662,997  $4,662,997
  Equity securities........................      15,006      15,006      35,250      35,250
  Mortgage loans on real estate............   1,313,478   1,405,474   1,503,781   1,581,694
  Short-term investments...................      54,337      54,337     101,215     101,215
Cash.......................................      39,197      39,197     114,384     114,384
Liabilities (see Notes A and E):
  Guaranteed investment contract
    deposits...............................   2,684,676   2,687,331   2,474,728   2,462,036
  Annuity deposits.........................   1,511,553   1,494,600   1,331,067   1,322,304
Other (see Note A):
  Futures contracts........................                                          (1,708)
  Interest rate swaps......................                    (145)                   (679)
  Options..................................                     234

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------
         COL. A              COL. B        COL. C     COL. D       COL. E        COL. F     COL. G                    COL. H
------------------------------------------------------------------------------------------------------------------------------
                                                                  GIC AND
                                                                  ANNUITY
                            DEFERRED       FUTURE               DEPOSITS AND    PREMIUMS                REALIZED     BENEFITS
                             POLICY        POLICY                  OTHER          AND        NET       INVESTMENT      AND
                           ACQUISITION    BENEFITS   UNEARNED  POLICYHOLDERS'    POLICY   INVESTMENT     GAINS      SETTLEMENT
         SEGMENT              COSTS      AND COSTS   PREMIUMS      FUNDS          FEES    INCOME (1)    (LOSSES)     EXPENSES
-------------------------  -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
Year Ended December 31,
  1997:
Life Insurance
  Acquisitions...........   $138,052     $1,025,340  $ 1,437     $  311,150     $102,635   $110,155     $     0      $116,506
  Individual Life........    252,321        920,924      356         16,334     127,480      54,593           0       114,678
  West Coast.............    108,126        739,463        0         95,495      14,122      30,194           0        28,304
Specialty Insurance
  Products
  Dental and Consumer
    Benefits.............     22,459        120,925    2,536         80,654     151,110      23,810           0       110,148
  Financial
    Institutions.........     52,836        159,422  391,085          6,791      72,263      16,341           0        27,643
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts............      1,785        180,690        0      2,684,676           0     211,915      (3,180)      179,235
  Investment Products....     56,074        177,150        0      1,184,268      12,367     105,196         589        82,019
Corporate and Other......        952            380    1,282            185         229       5,284           0           339
Unallocated Realized
  Investment Gains
  (Losses)...............          0              0        0              0           0           0       4,415             0
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
    TOTAL................   $632,605     $3,324,294  $396,696    $4,379,553     $480,206   $557,488     $ 1,824      $658,872
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
Year Ended December 31,
  1996:
Life Insurance
  Acquisitions...........   $156,172     $1,117,159  $ 1,087     $  251,450     $106,543   $106,015     $     0      $118,181
  Individual Life........    220,232        793,370      685         15,577     116,710      48,442       3,098        96,404
Specialty Insurance
  Products
  Dental and Consumer
    Benefits.............     27,944        119,010    2,572         83,632     156,530      16,249           0       125,797
  Financial
    Institutions.........     32,040        119,242  253,154          1,880      73,422      13,898           0        42,781
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts............      1,164        149,755        0      2,474,728           0     214,369      (7,963)      169,927
  Investment Products....     50,637        149,743        0      1,120,557       8,189      98,719       3,858        73,093
Corporate and Other......         12            170       55            192         656       1,089           0           710
Unallocated Realized
  Investment Gains
  (Losses)...............          0              0        0              0           0           0       6,517             0
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
    TOTAL................   $488,201     $2,448,449  $257,553    $3,948,016     $462,050   $498,781     $ 5,510      $626,893
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
Year Ended December 31,
  1995:
Life Insurance
  Acquisitions...........   $123,889     $  851,994  $   590     $  250,550     $98,501    $ 95,018     $     0      $100,016
  Individual Life........    186,496        672,569      336         14,709      99,018      40,237           0        80,067
Specialty Insurance
  Products
  Dental and Consumer
    Benefits.............     24,974        123,279    2,806         85,925     142,483      14,329           0       109,447
  Financial
    Institutions.........     36,283         84,162  189,973          1,495      65,669       9,276           0        24,020
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts............        993         68,704        0      2,451,693           0     203,376      (3,908)      165,963
  Investment Products....     37,534        127,104        0      1,061,507       4,566      95,661       4,938        72,111
Corporate and Other......         14            342       62            263       1,445         536           0         1,476
Unallocated Realized
  Investment Gains
  (Losses)...............          0              0        0              0           0           0         921             0
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
    TOTAL................   $410,183     $1,928,154  $193,767    $3,866,142     $411,682   $458,433     $ 1,951      $553,100
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------
                           -----------   ----------  --------  --------------   --------  ----------   ----------   ----------

-------------------------
         COL. A               COL. I         COL. J
-------------------------

                           AMORTIZATION
                           OF DEFERRED
                              POLICY         OTHER
                           ACQUISITION     OPERATING
         SEGMENT              COSTS       EXPENSES (1)
-------------------------  ------------   ------------
Year Ended December 31,
  1997:
Life Insurance
  Acquisitions...........    $16,606        $ 23,016
  Individual Life........     27,354          18,178
  West Coast.............        961           6,849
Specialty Insurance
  Products
  Dental and Consumer
    Benefits.............     15,711          38,572
  Financial
    Institutions.........     30,812          20,165
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts............        618           3,945
  Investment Products....     15,110          12,312
Corporate and Other......          3           6,833
Unallocated Realized
  Investment Gains
  (Losses)...............          0               0
                           ------------   ------------
    TOTAL................    $107,175       $129,870
                           ------------   ------------
                           ------------   ------------
Year Ended December 31,
  1996:
Life Insurance
  Acquisitions...........    $17,162        $ 24,292
  Individual Life........     28,393          28,611
Specialty Insurance
  Products
  Dental and Consumer
    Benefits.............      5,326          43,027
  Financial
    Institutions.........     24,900          10,673
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts............        509           3,840
  Investment Products....     14,710          13,197
Corporate and Other......          1           4,508
Unallocated Realized
  Investment Gains
  (Losses)...............          0               0
                           ------------   ------------
    TOTAL................    $91,001        $128,148
                           ------------   ------------
                           ------------   ------------
Year Ended December 31,
  1995:
Life Insurance
  Acquisitions...........    $20,601        $ 22,551
  Individual Life........     20,403          22,748
Specialty Insurance
  Products
  Dental and Consumer
    Benefits.............      3,052          37,657
  Financial
    Institutions.........     26,809          14,229
Retirement Savings and
  Investment Products
  Guaranteed Investment
    Contracts............        386           4,140
  Investment Products....     11,446          10,494
Corporate and Other......          3           8,069
Unallocated Realized
  Investment Gains
  (Losses)...............          0               0
                           ------------   ------------
    TOTAL................    $82,700        $119,888
                           ------------   ------------
                           ------------   ------------

------------------------

(1) Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

                           SCHEDULE IV -- REINSURANCE

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             (DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------
                 COL. A                     COL. B       COL. C       COL. D       COL. E       COL. F
---------------------------------------------------------------------------------------------------------
                                                                                              PERCENTAGE
                                                        CEDED TO      ASSUMED                  OF AMOUNT
                                             GROSS        OTHER     FROM OTHER       NET        ASSUMED
                                            AMOUNT      COMPANIES    COMPANIES     AMOUNT       TO NET
                                          -----------  -----------  -----------  -----------  -----------
Year Ended December 31, 1997:
  Life insurance in force...............  $78,240,282  $34,139,554  $11,013,202  $55,113,930      20.0%
                                          -----------  -----------  -----------  -----------     -----
                                          -----------  -----------  -----------  -----------     -----
Premiums and policy fees:
  Life insurance........................  $   387,108  $   147,184  $    74,738  $   314,662      23.8%
  Accident and health insurance.........      336,575      187,715       10,656      159,546       6.7%
  Property and liability insurance......        6,139          176           35        5,998       0.6%
                                          -----------  -----------  -----------  -----------
  TOTAL.................................  $   729,822  $   335,075  $    85,459  $   480,206
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Year Ended December 31, 1996:
  Life insurance in force...............  $53,052,020  $18,840,221  $16,275,386  $50,487,185      32.2%
                                          -----------  -----------  -----------  -----------     -----
                                          -----------  -----------  -----------  -----------     -----
Premiums and policy fees:
  Life insurance........................  $   272,331  $   113,487  $   129,717  $   288,561      45.0%
  Accident and health insurance.........      338,709      194,687       29,467      173,489      17.0%
                                          -----------  -----------  -----------  -----------
  TOTAL.................................  $   611,040  $   308,174  $   159,184  $   462,050
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Year Ended December 31, 1995:
  Life insurance in force...............  $50,346,719  $17,524,366  $11,537,144  $44,359,497      26.0%
                                          -----------  -----------  -----------  -----------     -----
                                          -----------  -----------  -----------  -----------     -----
Premiums and policy fees:
  Life insurance........................  $   308,422  $   116,091  $    66,565  $   258,896      25.7%
  Accident and health insurance.........      356,285      217,082       13,583      152,786       8.9%
                                          -----------  -----------  -----------  -----------
  TOTAL.................................  $   664,707  $   333,173  $    80,148  $   411,682
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------

                                   APPENDIX A

          EXAMPLES OF DEATH BENEFIT COMPUTATIONS UNDER OPTIONS 1 AND 2

    OPTION 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    OPTION 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option 2, a Policy with a Face Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); a Policy Value of $10,000 will provide a Death Benefit of $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $33,333 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $50,000 and a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 X 250%).

    Similarly, any time Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

                        TABLE OF FACE AMOUNT PERCENTAGES

ATTAINED                                                                         ATTAINED
   AGE     PERCENTAGE   ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE       AGE      PERCENTAGE
--------------------------------------------------------------------------------------------------------
  0-40           250%            50          185%            60          130%       70             115%
   41            243%            51          178%            61          128%       71             113%
   42            236%            52          171%            62          126%       72             111%
   43            229%            53          164%            63          124%       73             109%
   44            222%            54          157%            64          122%       74             107%
   45            215%            55          150%            65          120%      75-90           105%
   46            209%            56          146%            66          119%       91             104%
   47            203%            57          142%            67          118%       92             103%
   48            197%            58          138%            68          117%       93             102%
   49            191%            59          134%            69          116%       94             101%
                                                                                    95+            100%

                          PART II -- OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO RULE Section 26(e) of the Investment Company Act of
                                      1940

    Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement consists of the following papers and documents:

    The facing sheet.

    A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.


    The prospectus consisting of 56 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations pursuant to Section 26(e) of the Investment Company Act of 1940.

    The signatures.

    Written consents of the following persons:
       Nancy Kane, Esq.

       Milliman & Robertson, Inc.

       Sutherland, Asbill & Brennan, L.L.P.
       Coopers & Lybrand L.L.P.

    The following exhibits:


1.A.   (1)    Certified resolutions of the board of directors of Protective Life Insurance Company establishing
              Protective Variable Life Separate Account.*
       (2)    None.
       (3)(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors,
              Inc. and Protective Variable Life Separate Account.**
       (b)    Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
       (4)    None.
       (5)(a) Form of Contract.***
       (b)    Children's term life rider.*
       (c)    Accidental death benefit rider.*
       (d)    Disability benefit rider.*
       (e)    Guaranteed insurability rider.*
       (f)    Protected insurability benefit rider.*
       (g)    Term Rider for Covered Insured.
       (6)(a) Charter of Protective Life Insurance Company.*
       (b)    By-Laws of Protective Life Insurance Company.*
       (7)    None
       (8)    None
       (9)(a) Participation/Distribution Agreement.**
       (9)(b) Participation Agreement (Oppenheimer Variable Account Funds).****
       (9)(c) Participation Agreement (MFS Variable Insurance Trust).****
       (9)(d) Participation Agreement (Acacia Capital Corporation).****
       (10)   Contract Application.***


------------------------
   *Incorporated herein by reference to the initial filing of the Form S-6
    Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
  **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
 ***Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.
****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

 2.           Opinion and consent of Nancy Kane, Esq.
 3.           Not applicable.
 4.           Not applicable.
 5.           See Exhibit 27.
 6.           Notice of Withdrawal Right. (Not Applicable)
 7.           Opinion and consent of Milliman & Robertson.
 8.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 9(a).        Consent of Coopers & Lybrand L.L.P.
10.           Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.
11.           Powers of Attorney.
27.           Financial Data Schedules.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 29, 1998.


                                    PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                                                   (Registrant)

                                  By:              /s/ JOHN D. JOHNS

                                      ------------------------------------------
                                               John D. Johns, President
                                          PROTECTIVE LIFE INSURANCE COMPANY

                                        PROTECTIVE LIFE INSURANCE COMPANY
                                                   (Depositor)

                                  By:              /s/ JOHN D. JOHNS

                                      ------------------------------------------
                                               John D. Johns, President
                                          PROTECTIVE LIFE INSURANCE COMPANY


    As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Form S-6 registration statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                         TITLE            DATE
---------------------------------------------  ---------------  ---------------
                                               Chairman of the
                                                Board and
           /s/ DRAYTON NABERS, JR.              Director
 -------------------------------------------    (Principal      April 29, 1998
             Drayton Nabers, Jr.                Executive
                                                Officer)

                                               President and
              /s/ JOHN D. JOHNS                 Director
 -------------------------------------------    (Principal      April 29, 1998
                John D. Johns                   Financial
                                                Officer)

                                               Vice President,
                                                Controller and
                                                Chief
             /s/ JERRY W. DEFOOR                Accounting
 -------------------------------------------    Officer         April 29, 1998
               Jerry W. DeFoor                  (Principal
                                                Accounting
                                                Officer)

                      *
 -------------------------------------------   Director         April 29, 1998
              R. Stephen Briggs

            /s/ JIM E. MASSENGALE
 -------------------------------------------   Director         April 29, 1998
              Jim E. Massengale

              /s/ A.S. WILLIAMS
 -------------------------------------------   Director         April 29, 1998
              A.S. Williams III

                  SIGNATURE                         TITLE            DATE
---------------------------------------------  ---------------  ---------------
            /s/ DANNY L. BENTLEY
 -------------------------------------------   Director         April 29, 1998
              Danny L. Bentley

            /s/ RICHARD J. BIELEN
 -------------------------------------------   Director         April 29, 1998
              Richard J. Bielen

                      *
 -------------------------------------------   Director         April 29, 1998
                Carolyn King

                      *
 -------------------------------------------   Director         April 29, 1998
               Deborah J. Long

                      *
 -------------------------------------------   Director         April 29, 1998
              Steven A. Schultz

            /s/ WAYNE E. STUENKEL
 -------------------------------------------   Director         April 29, 1998
              Wayne E. Stuenkel

*By:            /s/ NANCY KANE
       --------------------------------------
                 Nancy Kane
              Attorney-in-Fact                                  April 29, 1998

                                 EXHIBIT INDEX


 1.A.  (1)    Certified resolutions of the board of directors of Protective Life Insurance Company establishing
              Protective Variable Life Separate Account.*
       (2)    None.
       (3)(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors,
              Inc. and Protective Variable Life Separate Account.**
       (b)    Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
       (4)    None.
       (5)(a) Form of Contract.***
       (b)    Children's term life rider.*
       (c)    Accidental death benefit rider.*
       (d)    Disability benefit rider.*
       (e)    Guaranteed insurability rider.*
       (f)    Protective insurability benefit rider.*
       (g)    Term Rider for Covered Insured
       (6)(a) Charter of Protective Life Insurance Company.*
       (b)    By-Laws of Protective Life Insurance Company. *
       (7)    None.
       (8)    None.
       (9)(a) Participation/Distribution Agreement.**
       (9)(b) Participation Agreement (Oppenheimer Variable Account Funds).****
       (9)(c) Participation Agreement (MFS Variable Insurance Trust).****
       (9)(d) Participation Agreement (Acacia Capital Corporation).****
       (10)   Contract Application.***
 2.           Opinion and consent of Nancy Kane, Esq.
 3.           Not applicable.
 4.           Not applicable.
 5.           See Exhibit 27.
 6.           Notice of Withdrawal Right. (Not Applicable)
 7.           Opinion and consent of Milliman & Robertson, Inc.
 8.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 9(a).        Consent of Coopers & Lybrand L.L.P.
10.           Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.
11.           Powers of Attorney.
27.           Financial Data Schedules.


------------------------
   *Incorporated herein by reference to the initial filing of the Form S-6
    Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
  **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
 ***Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.
****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.